UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05878
                                                     ---------

                        FRANKLIN VALUE INVESTORS TRUST
                        ------------------------------
               (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -----------------------------------------------
            (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/08
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.




                                   (GRAPHIC)

                                OCTOBER 31, 2008

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                      VALUE

                         FRANKLIN VALUE INVESTORS TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                                 Franklin Templeton Investments

                                 GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

                                    Contents

CEO'S MESSAGE .............................................     1

ANNUAL REPORT

Economic and Market Overview ..............................     4
Franklin All Cap Value Fund ...............................     6
Franklin Balance Sheet Investment Fund ....................    16
Franklin Large Cap Value Fund .............................    26
Franklin MicroCap Value Fund ..............................    36
Franklin MidCap Value Fund ................................    44
Franklin Small Cap Value Fund .............................    54
Financial Highlights and Statements of Investments ........    64
Financial Statements ......................................   112
Notes to Financial Statements .............................   121
Report of Independent Registered Public Accounting Firm ...   139
Tax Designation ...........................................   140
Board Members and Officers ................................   141
Shareholder Information ...................................   145

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed annual report for Franklin Value Investors Trust covers the 12 months ended October 31, 2008, and I would like to add some comments on market events during this time. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world seized up, and the fallout impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.1 The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often.... For
100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too -- made money in stocks.... In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage recently led Standard & Poor's to raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.

(4.) Source: Standard & Poor's press release, 10/6/08.


                        2 | Not part of the annual report

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Franklin Value Investors Trust, the portfolio managers discuss market conditions, investment decisions and Fund performance during the 12 months ended October 31, 2008. The report contains additional performance data and financial information. Our website, franklintempleton.com, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

Economic and Market Overview

For the year ended October 31, 2008, the decelerating U.S. economy contended with a staggering financial markets crisis amid a wave of government interventions and emergency funding. In addition, high oil prices, the worst housing market contraction in decades, a severe credit crunch and rising joblessness weighed on the economy. Economic growth, as measured by gross domestic product (GDP), reported a -0.2% annualized rate for the fourth quarter of 2007. GDP edged up to 0.9% annualized in the first quarter of 2008 and improved at a 2.8% annualized pace in the second quarter, based largely on strong exports and government spending. However, GDP fell an estimated annualized 0.5% in 2008's third quarter as the subprime financial crisis deepened and spread into all aspects of the economy. The U.S. dollar declined for much of the 12 months compared with most foreign currencies, which contributed to increased export demand and aided the manufacturing sector. The greenback then rallied toward period-end, breaking a six-year downward trend as commodity prices fell, inflationary concerns abated and global economic growth began to subside. Supports to the economy included an inventory buildup, expanding government spending and a boost to household finances from a fiscal stimulus package. Although tax rebate checks lifted spending temporarily, retail sales remained weak and new vehicle sales hit a 15-year low.

The U.S. labor market contracted and the unemployment rate rose from 4.8% at the beginning of the period to 6.5% in October, the highest level since June 2003.(1) In September, mass layoff (50 or more for a single employer) initial claims reached their highest level since September 2005 when high layoff activity resulted from Hurricane Katrina.(1) Volatile oil prices soared to an all-time trading high of $145 per barrel in July 2008, and dropped dramatically by period-end, settling at $68. In October, amid concerns of reduced demand due to a slowing global economy, oil prices plummeted 33%, bringing the drop since the peak in mid-July to 53%. Many other commodity prices --including those for coal, natural gas, precious metals, raw materials and agricultural commodities -- also neared or surpassed all-time highs due to increased worldwide demand and investors seeking alternatives to shaky stocks and corporate bonds. These prices fell through much of third quarter

(1.)  Source: Bureau of Labor Statistics.


                                4 | Annual Report

2008 as global demand subsided. For the 12 months ended October 31, 2008, inflation as measured by the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.2%; this matched its 10-year average rate.(1)

Seeking to stimulate the sagging economy without stoking inflation, the Federal Reserve Board made seven cuts to its key federal funds target rate during the period, lowering it 350 basis points, from 4.50% to a four-year low of 1.00%. In this uncertain environment, U.S. Treasury prices generally increased as many investors sought alternatives to riskier stocks and corporate bonds, and the 10-year Treasury note yield fell from 4.48% at the beginning of the period to 4.01% on October 31, 2008.

U.S. stock markets endured high volatility and suffered losses during this challenging period. For the 12 months under review, the Dow Jones Industrial Average, Standard & Poor's 500 Index (S&P 500) and NASDAQ Composite Index declined 31.24%, 36.10% and 39.34%, respectively.(2) All sectors lost value, and the financials, information technology and materials sectors had the largest declines.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                Annual Report | 5

Franklin All Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin All Cap Value Fund seeks long-term total return by primarily investing in equity securities of companies of any size that we believe are undervalued at the time of purchase and have the potential for capital appreciation.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin All Cap Value Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin All Cap Value Fund - Class A had a -33.95% cumulative total return for the 12 months under review. The Fund performed better than its benchmark, the Russell 3000(R) Value Index, which declined 36.32% for the same period.1 You can find more of the Fund's performance data in the Performance Summary beginning on page 9.

INVESTMENT STRATEGY

Our goal is to invest in equity securities of companies of any size that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature, or that appear to be inexpensive measured by factors such as price relative to earnings, book value or cash flow. In addition, the Fund will invest in companies with valuable intangibles not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 68.


                                6 | Annual Report

MANAGER'S DISCUSSION

During the year under review, detractors from performance included PHI, a helicopter transportation company serving the oil and gas industry, and Global Industries, an offshore oil and gas services company, as their share prices suffered late in the period largely due to falling oil prices. In the consumer discretionary sector, athletic footwear and apparel maker Adidas, a new holding, declined in value largely due to a much more uncertain outlook for consumer spending.(2)

Top contributors to performance included food and staples retailer Wal-Mart Stores, which performed well as the company continued to gain market share and increased its return on invested capital. In the materials sector, steel company Nucor helped performance, as did discount retailer Fred's in the consumer discretionary sector.

During the fiscal year, we initiated positions in several companies including Adidas, Eaton and Laboratory Corp. of America. We also added to positions such as General Electric, J.C. Penney and Sierra Pacific Resources. During the period, we liquidated positions in Brunswick, Haverty Furniture, Southwest Airlines and Zale, among others, because the shares reached our price targets or we believed the companies' fundamentals had deteriorated. We also reduced our positions in Apache, ENSCO International and Occidental

(2.) The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, and retailing in the SOI.

PORTFOLIO BREAKDOWN

Franklin All Cap Value Fund
Based on Total Net Assets as of 10/31/08

                                  (BAR CHART)

Capital Goods                                 21.3%
Retailing                                     11.0%
Materials                                     11.0%
Energy                                         9.0%
Utilities                                      8.1%
Insurance                                      7.2%
Consumer Durables & Apparel                    5.1%
Food & Staples Retailing                       3.1%
Commercial & Professional Services             2.5%
Other                                          9.4%
Short-Term Investments & Other Net Assets     12.3%


                               Annual Report | 7

TOP 10 EQUITY HOLDINGS
Franklin All Cap Value Fund
10/31/08

COMPANY                                     % OF TOTAL
SECTOR/INDUSTRY                             NET ASSETS
---------------                             ----------
Wal-Mart Stores Inc.                           3.1%
   FOOD & STAPLES RETAILING
The Home Depot Inc.                            2.4%
   RETAILING
IDACORP Inc.                                   2.3%
   UTILITIES
Sierra Pacific Resources                       2.2%
   UTILITIES
Nucor Corp.                                    2.2%
   MATERIALS
General Electric Co.                           2.1%
   CAPITAL GOODS
Bemis Co. Inc.                                 2.0%
   MATERIALS
Griffon Corp.                                  2.0%
   CAPITAL GOODS
PHI Inc.                                       2.0%
   ENERGY
Avista Corp.                                   1.9%
   UTILITIES

Petroleum, as well as several other energy holdings during the mid-2008 spike in oil prices.

Thank you for your participation in Franklin All Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman
William J. Lippman
Co-Portfolio Manager

(PHOTO OF STEVEN B. RAINERI)


/s/ Steven B. Raineri
Steven B. Raineri
Co-Portfolio Manager

Bruce C. Baughman,
CPA Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin All Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                8 | Annual Report

Performance Summary as of 10/31/08

FRANKLIN ALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRAVX)                      CHANGE   10/31/08   10/31/07
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$3.27     $6.25      $9.52
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.0531

CLASS C (SYMBOL: N/A)                        CHANGE   10/31/08   10/31/07
---------------------                        ------   --------   --------
Net Asset Value (NAV)                        -$3.30     $6.20      $9.50
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.0403

CLASS R (SYMBOL: N/A)                        CHANGE   10/31/08   10/31/07
---------------------                        ------   --------   --------
Net Asset Value (NAV)                        -$3.27     $6.25      $9.52
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.0464

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   10/31/08   10/31/07
---------------------------                  ------   --------   --------
Net Asset Value (NAV)                        -$3.26     $6.28      $9.54
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.0624


                                Annual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR   INCEPTION (6/1/07)
-------                                        -------   ------------------
Cumulative Total Return(2)                      -33.95%        -37.12%
Average Annual Total Return(3)                  -37.74%        -30.88%
Value of $10,000 Investment(4)                 $ 6,226        $ 5,926
Avg. Ann. Total Return (9/30/08)(5)             -20.50%        -19.73%
   Total Annual Operating Expenses(6)
      Without Waiver                    3.97%
      With Waiver                       1.25%

CLASS C                                         1-YEAR   INCEPTION (6/1/07)
-------                                        -------   ------------------
Cumulative Total Return(2)                      -34.37%        -37.71%
Average Annual Total Return(3)                  -35.02%        -28.41%
Value of $10,000 Investment(4)                 $ 6,498        $ 6,229
Avg. Ann. Total Return (9/30/08)(5)             -17.10%        -16.65%
   Total Annual Operating Expenses(6)
      Without Waiver                    4.62%
      With Waiver                       1.90%

CLASS R                                         1-YEAR   INCEPTION (6/1/07)
-------                                        -------   ------------------
Cumulative Total Return(2)                      -34.00%        -37.17%
Average Annual Total Return(3)                  -34.00%        -27.97%
Value of $10,000 Investment(4)                 $ 6,600        $ 6,283
Avg. Ann. Total Return (9/30/08)(5)             -15.74%        -16.13%
   Total Annual Operating Expenses(6)
      Without Waiver                    4.12%
      With Waiver                       1.40%

ADVISOR CLASS                                   1-YEAR   INCEPTION (6/1/07)
-------------                                  -------   ------------------
Cumulative Total Return(2)                      -33.70%        -36.75%
Average Annual Total Return(3)                  -33.70%        -27.63%
Value of $10,000 Investment(4)                 $ 6,630        $ 6,325
Avg. Ann. Total Return (9/30/08)(5)             -15.45%        -15.78%
   Total Annual Operating Expenses(6)
      Without Waiver                    3.62%
      With Waiver                       0.90%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER FOR EACH SHARE CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/09.


                               10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (6/1/07-10/31/08)

                               (PERFORMANCE GRAPH)

DATE            FRANKLIN ALL CAP VALUE FUND - CLASS A   RUSSELL 3000 VALUE INDEX     CPI
----            -------------------------------------   ------------------------   -------
    6/1/2007                    $9,425                           $10,000           $10,000
   6/30/2007                    $9,293                           $ 9,766           $10,019
   7/31/2007                    $8,803                           $ 9,283           $10,017
   8/31/2007                    $8,728                           $ 9,393           $ 9,998
   9/30/2007                    $8,850                           $ 9,693           $10,026
  10/31/2007                    $8,973                           $ 9,702           $10,047
  11/30/2007                    $8,530                           $ 9,208           $10,107
  12/31/2007                    $8,468                           $ 9,120           $10,100
   1/31/2008                    $8,335                           $ 8,754           $10,151
   2/29/2008                    $8,079                           $ 8,389           $10,180
   3/31/2008                    $8,174                           $ 8,340           $10,268
   4/30/2008                    $8,648                           $ 8,735           $10,331
   5/31/2008                    $8,875                           $ 8,746           $10,418
   6/30/2008                    $8,107                           $ 7,909           $10,523
   7/31/2008                    $8,069                           $ 7,914           $10,578
   8/31/2008                    $8,250                           $ 8,068           $10,536
   9/30/2008                    $7,463                           $ 7,493           $10,521
  10/31/2008                    $5,926                           $ 6,178           $10,415

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    10/31/08
-------                    --------
1-Year                      -37.74%
Since Inception (6/1/07)    -30.88%

CLASS C (6/1/07-10/31/08)

                               (PERFORMANCE GRAPH)

DATE            FRANKLIN ALL CAP VALUE FUND - CLASS C   RUSSELL 3000 VALUE INDEX     CPI
----            -------------------------------------   ------------------------   -------
    6/1/2007                   $10,000                          $10,000            $10,000
   6/30/2007                   $ 9,860                          $ 9,766            $10,019
   7/31/2007                   $ 9,330                          $ 9,283            $10,017
   8/31/2007                   $ 9,250                          $ 9,393            $ 9,998
   9/30/2007                   $ 9,370                          $ 9,693            $10,026
  10/31/2007                   $ 9,490                          $ 9,702            $10,047
  11/30/2007                   $ 9,020                          $ 9,208            $10,107
  12/31/2007                   $ 8,951                          $ 9,120            $10,100
   1/31/2008                   $ 8,800                          $ 8,754            $10,151
   2/29/2008                   $ 8,529                          $ 8,389            $10,180
   3/31/2008                   $ 8,630                          $ 8,340            $10,268
   4/30/2008                   $ 9,122                          $ 8,735            $10,331
   5/31/2008                   $ 9,353                          $ 8,746            $10,418
   6/30/2008                   $ 8,549                          $ 7,909            $10,523
   7/31/2008                   $ 8,489                          $ 7,914            $10,578
   8/31/2008                   $ 8,680                          $ 8,068            $10,536
   9/30/2008                   $ 7,846                          $ 7,493            $10,521
  10/31/2008                   $ 6,229                          $ 6,178            $10,415

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    10/31/08
-------                    --------
1-Year                      -35.02%
Since Inception (6/1/07)    -28.41%


                               Annual Report | 11

CLASS R (6/1/07-10/31/08)

                               (PERFORMANCE GRAPH)

DATE            FRANKLIN ALL CAP VALUE FUND - CLASS R   RUSSELL 3000 VALUE INDEX     CPI
----            -------------------------------------   ------------------------   -------
    6/1/2007                   $10,000                           $10,000           $10,000
   6/30/2007                   $ 9,860                           $ 9,766           $10,019
   7/31/2007                   $ 9,340                           $ 9,283           $10,017
   8/31/2007                   $ 9,260                           $ 9,393           $ 9,998
   9/30/2007                   $ 9,390                           $ 9,693           $10,026
  10/31/2007                   $ 9,520                           $ 9,702           $10,047
  11/30/2007                   $ 9,050                           $ 9,208           $10,107
  12/31/2007                   $ 8,977                           $ 9,120           $10,100
   1/31/2008                   $ 8,837                           $ 8,754           $10,151
   2/29/2008                   $ 8,565                           $ 8,389           $10,180
   3/31/2008                   $ 8,666                           $ 8,340           $10,268
   4/30/2008                   $ 9,158                           $ 8,735           $10,331
   5/31/2008                   $ 9,400                           $ 8,746           $10,418
   6/30/2008                   $ 8,595                           $ 7,909           $10,523
   7/31/2008                   $ 8,545                           $ 7,914           $10,578
   8/31/2008                   $ 8,736                           $ 8,068           $10,536
   9/30/2008                   $ 7,912                           $ 7,493           $10,521
  10/31/2008                   $ 6,283                           $ 6,178           $10,415

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/08
-------                    --------
1-Year                      -34.00%
Since Inception (6/1/07)    -27.97%

ADVISOR CLASS (6/1/07-10/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN ALL CAP VALUE FUND - ADVISOR
DATE                             CLASS                  RUSSELL 3000 VALUE INDEX     CPI
----            -------------------------------------   ------------------------   -------
    6/1/2007                   $10,000                           $10,000           $10,000
   6/30/2007                   $ 9,870                           $ 9,766           $10,019
   7/31/2007                   $ 9,350                           $ 9,283           $10,017
   8/31/2007                   $ 9,280                           $ 9,393           $ 9,998
   9/30/2007                   $ 9,410                           $ 9,693           $10,026
  10/31/2007                   $ 9,540                           $ 9,702           $10,047
  11/30/2007                   $ 9,080                           $ 9,208           $10,107
  12/31/2007                   $ 9,014                           $ 9,120           $10,100
   1/31/2008                   $ 8,863                           $ 8,754           $10,151
   2/29/2008                   $ 8,601                           $ 8,389           $10,180
   3/31/2008                   $ 8,702                           $ 8,340           $10,268
   4/30/2008                   $ 9,205                           $ 8,735           $10,331
   5/31/2008                   $ 9,447                           $ 8,746           $10,418
   6/30/2008                   $ 8,641                           $ 7,909           $10,523
   7/31/2008                   $ 8,601                           $ 7,914           $10,578
   8/31/2008                   $ 8,792                           $ 8,068           $10,536
   9/30/2008                   $ 7,956                           $ 7,493           $10,521
  10/31/2008                   $ 6,325                           $ 6,178           $10,415

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              10/31/08
-------------              --------
1-Year                      -33.70%
Since Inception (6/1/07)    -27.63%


                               12 | Annual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. WHILE SMALLER AND MIDSIZE COMPANIES MAY OFFER SUBSTANTIAL OPPORTUNITIES FOR CAPITAL GROWTH, THEY ALSO INVOLVE HEIGHTENED RISKS AND SHOULD BE CONSIDERED SPECULATIVE. HISTORICALLY, SMALLER- AND MIDSIZE-COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER-COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: (C) 2008 Morningstar. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 13

Your Fund's Expenses

FRANKLIN ALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  685.30             $5.30
Hypothetical (5% return before expenses)         $1,000           $1,018.85             $6.34
CLASS C
Actual                                           $1,000           $  682.80             $7.91
Hypothetical (5% return before expenses)         $1,000           $1,015.74             $9.48
CLASS R
Actual                                           $1,000           $  686.10             $5.93
Hypothetical (5% return before expenses)         $1,000           $1,018.10             $7.10
ADVISOR CLASS
Actual                                           $1,000           $  687.10             $3.82
Hypothetical (5% return before expenses)         $1,000           $1,020.61             $4.57

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.25%; C: 1.87%; R:
     1.40%; and Advisor: 0.90%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 15

Franklin Balance Sheet Investment Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies of any size that we believe are undervalued in the marketplace at the time of purchase but that have the potential for capital appreciation.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Balance Sheet Investment Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin Balance Sheet Investment Fund - Class A had a -39.30% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Russell 3000 Value Index, which declined 36.32% for the same period.(1) Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 19.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a given company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. We generally define "low price-to-book value" as the lower two deciles (20%) of our investible universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 76.


                               16 | Annual Report

MANAGER'S DISCUSSION

During the fiscal year under review, we identified nine new investment opportunities: Benchmark Electronics, an electronics manufacturing services company; Chubb and Cincinnati Financial, two property and casualty insurers; CMS Energy and Westar Energy, regional utility companies; Commercial Metals, a metals manufacturer, recycler and distributor; RTI International Metals, a titanium products manufacturer; Washington Mutual, a consumer and small business banking company; and Zenith National Insurance, a workers compensation insurance provider. We also added to existing positions Armstrong World Industries, MetLife, Old Republic International, Sierra Pacific Resources, Westlake Chemical and Zale, among others. These companies have little in common apart from satisfying our investment criteria. In each case, we believed we were taking advantage of negative perceptions in the market to establish or increase positions that would produce positive results in future years. Cash deployed into new or existing positions totaled $272 million.

Portfolio sales totaled $746 million. Sales were predominantly in response to price appreciation in the first half of the year, while later sales were more often in response to deteriorating fundamentals. By the end of the period, we exited AbitibiBowater, Air Transport Services Group, Dollar Thrifty Automotive Group, Freddie Mac, Handleman, Mesa Air Group, MGIC Investment, Monsanto, PMI Group, Quanta Services, Radian Group, Spansion, UMB Financial, United States Steel and Washington Mutual. There were also two completed takeovers: Kellwood (apparel) and Midland (insurance). Historically, takeovers have been an important part of the Fund's investment returns. Such activity was greatly reduced compared with prior periods as a consequence of the credit market disruptions that characterized the period under review. The various security sales generated net realized gains of $78.8 million, all of it long term.

There were many more detractors from performance than contributors, especially among financials, such as Prudential Financial, Freddie Mac, CIT Group and Assurant. Other detractors included Exterran Holdings (gas compression), Dollar Thrifty Automotive Group (car rental), Sherritt International (natural resources), Trinity Industries (rail cars, barges and

PORTFOLIO BREAKDOWN

Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 10/31/08

                                  (BAR CHART)

Insurance                                   21.1%
Utilities                                   11.3%
Capital Goods                               11.2%
Transportation                               7.0%
Materials                                    6.5%
Consumer Durables & Apparel                  5.7%
Retailing                                    5.0%
Energy                                       4.6%
Food, Beverage & Tobacco                     4.3%
Other                                        8.6%
Short-Term Investments & Other Net Assets   14.7%


                               Annual Report | 17

TOP 10 EQUITY HOLDINGS

Franklin Balance Sheet Investment Fund
10/31/08

COMPANY                             % OF TOTAL
SECTOR/INDUSTRY                     NET ASSETS
---------------                     ----------
Norfolk Southern Corp.                 3.0%
   TRANSPORTATION
KGen Power Corp., 144A                 2.4%
   UTILITIES
IPC Holdings Ltd.                      2.0%
   INSURANCE
Corn Products International Inc.       2.0%
   FOOD, BEVERAGE & TOBACCO
American National Insurance Co.        2.0%
   INSURANCE
Entergy Corp.                          1.9%
   UTILITIES
Old Republic International Corp.       1.9%
   INSURANCE
Sierra Pacific Resources               1.9%
   UTILITIES
Watson Pharmaceuticals Inc.            1.8%
   PHARMACEUTICALS, BIOTECHNOLOGY
   & LIFE SCIENCES
Vail Resorts Inc.                      1.7%
   CONSUMER SERVICES

wind towers) and Charming Shoppes (specialty retail). Freddie Mac and Dollar Thrifty, as noted, were eliminated during the period under review.

Positions that contributed most positively to Fund performance included United States Steel and Monsanto, both sold by period-end, Norfolk Southern (rail transportation), Alaska Air Group (airline), Peabody Energy (coal) and Big Lots (discount retail). The dramatic price declines in our portfolio, for the indices and across asset classes that characterized the Fund's fiscal year produced conditions we believe are better suited to value investors like us than have existed since we closed the Fund to new investors in 2002. Largely as a consequence of these market changes, our trustees elected to reopen Franklin Balance Sheet Investment Fund to new investors beginning on May 1, 2008. On October 31, 2008, the Fund's total net assets were $2.4 billion with short-term investments and other net assets of 14.7%, compared with $4.9 billion and 10.5% on October 31, 2007. Net shareholder redemptions were $765 million during the 12-month period, of which $123 million occurred subsequent to the Fund's reopening.

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.

(PHOTO OF BRUCE C. BAUGHMAN)

/s/ Bruce C. Baughman
Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Balance Sheet Investment Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               18 | Annual Report

Performance Summary as of 10/31/08

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRBSX)                       CHANGE   10/31/08   10/31/07
-----------------------                      -------   --------   --------
Net Asset Value (NAV)                        -$31.51    $37.85     $69.36
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.6729
Short-Term Capital Gain            $0.0682
Long-Term Capital Gain             $5.6390
   TOTAL                           $6.3801

CLASS B (SYMBOL: FBSBX)                       CHANGE   10/31/08   10/31/07
-----------------------                      -------   --------   --------
Net Asset Value (NAV)                        -$30.93    $37.19     $68.12
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.1062
Short-Term Capital Gain            $0.0682
Long-Term Capital Gain             $5.6390
   TOTAL                           $5.8134

CLASS C (SYMBOL: FCBSX)                       CHANGE   10/31/08   10/31/07
-----------------------                      -------   --------   --------
Net Asset Value (NAV)                        -$30.95    $37.27     $68.22
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.1000
Short-Term Capital Gain            $0.0682
Long-Term Capital Gain             $5.6390
   TOTAL                           $5.8072

CLASS R (SYMBOL: FBSRX)                       CHANGE   10/31/08   10/31/07
-----------------------                      -------   --------   --------
Net Asset Value (NAV)                        -$31.29    $37.54     $68.83
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.5130
Short-Term Capital Gain            $0.0682
Long-Term Capital Gain             $5.6390
   TOTAL                           $6.2202

ADVISOR CLASS (SYMBOL: FBSAX)                 CHANGE   10/31/08   10/31/07
-----------------------------                -------   --------   --------
Net Asset Value (NAV)                        -$31.60    $37.93     $69.53
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.8586
Short-Term Capital Gain            $0.0682
Long-Term Capital Gain             $5.6390
   TOTAL                           $6.5658


                               Annual Report | 19

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    5-YEAR         10-YEAR
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                       -39.30%    +7.86%        +79.70%
Average Annual Total Return(2)                   -42.79%    +0.33%         +5.41%
Value of $10,000 Investment(3)                  $ 5,721   $10,167        $16,939
Avg. Ann. Total Return (9/30/08)(4)              -27.25%    +6.62%         +8.14%
   Total Annual Operating Expenses(5)   0.92%

CLASS B                                          1-YEAR    5-YEAR   INCEPTION (3/1/01)
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                       -39.76%    +3.81%        +32.16%
Average Annual Total Return(2)                   -41.94%    +0.43%         +3.70%
Value of $10,000 Investment(3)                  $ 5,806   $10,216        $13,216
Avg. Ann. Total Return (9/30/08)(4)              -26.18%    +6.76%         +7.04%
   Total Annual Operating Expenses(5)   1.68%

CLASS C                                          1-YEAR    5-YEAR   INCEPTION (3/1/01)
-------                                         -------   -------   ------------------
Cumulati ve Total Return(1)                      -39.73%    +3.87%        +32.28%
Average Annual Total Return(2)                   -40.28%    +0.76%         +3.72%
Value of $10,000 Investment(3)                  $ 5,972   $10,387        $13,228
Avg. Ann. Total Return (9/30/08)(4)              -24.09%    +7.07%         +7.05%
   Total Annual Operating Expenses(5)   1.68%

CLASS R                                          1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                       -39.45%    +6.45%        +22.32%
Average Annual Total Return(2)                   -39.45%    +1.26%         +2.99%
Value of $10,000 Investment(3)                  $ 6,055   $10,645        $12,232
Avg. Ann. Total Return (9/30/08)(4)              -23.02%    +7.60%         +6.72%
   Total Annual Operating Expenses(5)   1.18%

ADVISOR CLASS(6)                                 1-YEAR    5-YEAR         10-YEAR
----------------                                -------   -------   ------------------
Cumulative Total Return(1)                       -39.14%    +9.18%        +82.99%
Average Annual Total Return(2)                   -39.14%    +1.77%         +6.23%
Value of $10,000 Investment(3)                  $ 6,086   $10,918        $18,299
Avg. Ann. Total Return (9/30/08)(4)              -22.63%    +8.14%         +8.98%
   Total Annual Operating Expenses(5)   0.68%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               20 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

                  FRANKLIN BALANCE SHEET    RUSSELL 3000
DATE            INVESTMENT FUND - CLASS A    VALUE INDEX     CPI
----            -------------------------   ------------   -------
   11/1/1998             $ 9,426               $10,000     $10,000
  11/30/1998             $ 9,565               $10,450     $10,000
  12/31/1998             $ 9,757               $10,804     $ 9,994
   1/31/1999             $ 9,646               $10,864     $10,018
   2/28/1999             $ 9,109               $10,666     $10,030
   3/31/1999             $ 8,796               $10,864     $10,061
   4/30/1999             $ 9,371               $11,877     $10,134
   5/31/1999             $ 9,733               $11,781     $10,134
   6/30/1999             $10,343               $12,129     $10,134
   7/31/1999             $10,206               $11,779     $10,165
   8/31/1999             $ 9,726               $11,343     $10,189
   9/30/1999             $ 9,428               $10,959     $10,238
  10/31/1999             $ 9,328               $11,528     $10,256
  11/30/1999             $ 9,509               $11,447     $10,262
  12/31/1999             $ 9,607               $11,522     $10,262
   1/31/2000             $ 9,311               $11,151     $10,293
   2/29/2000             $ 9,538               $10,425     $10,354
   3/31/2000             $ 9,687               $11,604     $10,439
   4/30/2000             $ 9,797               $11,483     $10,445
   5/31/2000             $ 9,674               $11,583     $10,457
   6/30/2000             $ 9,959               $11,112     $10,512
   7/31/2000             $10,218               $11,267     $10,537
   8/31/2000             $10,671               $11,885     $10,537
   9/30/2000             $10,836               $11,983     $10,591
  10/31/2000             $11,052               $12,255     $10,610
  11/30/2000             $10,918               $11,813     $10,616
  12/31/2000             $11,574               $12,448     $10,610
   1/31/2001             $12,031               $12,516     $10,677
   2/28/2001             $12,096               $12,190     $10,720
   3/31/2001             $11,800               $11,776     $10,744
   4/30/2001             $12,385               $12,351     $10,787
   5/31/2001             $13,074               $12,631     $10,835
   6/30/2001             $13,289               $12,406     $10,854
   7/31/2001             $13,230               $12,362     $10,823
   8/31/2001             $13,351               $11,898     $10,823
   9/30/2001             $11,914               $11,027     $10,872
  10/31/2001             $12,263               $10,958     $10,835
  11/30/2001             $12,876               $11,605     $10,817
  12/31/2001             $13,622               $11,909     $10,774
   1/31/2002             $13,629               $11,835     $10,799
   2/28/2002             $13,936               $11,858     $10,841
   3/31/2002             $14,488               $12,444     $10,902
   4/30/2002             $14,689               $12,083     $10,963
   5/31/2002             $14,402               $12,106     $10,963
   6/30/2002             $14,321               $11,445     $10,970
   7/31/2002             $13,254               $10,334     $10,982
   8/31/2002             $13,182               $10,403     $11,018
   9/30/2002             $12,395               $ 9,275     $11,037
  10/31/2002             $12,613               $ 9,923     $11,055
  11/30/2002             $13,162               $10,559     $11,055
  12/31/2002             $12,810               $10,101     $11,030
   1/31/2003             $12,517               $ 9,853     $11,079
   2/28/2003             $12,071               $ 9,586     $11,165
   3/31/2003             $12,185               $ 9,608     $11,232
   4/30/2003             $12,914               $10,458     $11,207
   5/31/2003             $13,629               $11,161     $11,189
   6/30/2003             $13,843               $11,304     $11,201
   7/31/2003             $14,371               $11,501     $11,213
   8/31/2003             $14,879               $11,699     $11,256
   9/30/2003             $14,682               $11,583     $11,293
  10/31/2003             $15,704               $12,310     $11,280
  11/30/2003             $15,991               $12,500     $11,250
  12/31/2003             $16,599               $13,246     $11,238
   1/31/2004             $16,819               $13,496     $11,293
   2/29/2004             $17,297               $13,783     $11,354
   3/31/2004             $17,489               $13,687     $11,427
   4/30/2004             $16,910               $13,323     $11,463
   5/31/2004             $17,182               $13,460     $11,530
   6/30/2004             $18,089               $13,807     $11,567
   7/31/2004             $17,785               $13,575     $11,549
   8/31/2004             $17,751               $13,763     $11,555
   9/30/2004             $18,427               $14,003     $11,579
  10/31/2004             $18,825               $14,235     $11,640
  11/30/2004             $20,308               $15,000     $11,646
  12/31/2004             $20,799               $15,490     $11,604
   1/31/2005             $20,417               $15,187     $11,628
   2/28/2005             $21,099               $15,673     $11,695
   3/31/2005             $20,806               $15,449     $11,787
   4/30/2005             $19,925               $15,129     $11,866
   5/31/2005             $20,806               $15,538     $11,854
   6/30/2005             $21,417               $15,752     $11,860
   7/31/2005             $22,584               $16,247     $11,915
   8/31/2005             $22,302               $16,149     $11,976
   9/30/2005             $22,399               $16,353     $12,122
  10/31/2005             $22,013               $15,938     $12,146
  11/30/2005             $23,034               $16,470     $12,049
  12/31/2005             $23,067               $16,551     $12,000
   1/31/2006             $24,345               $17,258     $12,091
   2/28/2006             $24,323               $17,353     $12,116
   3/31/2006             $25,268               $17,643     $12,183
   4/30/2006             $25,582               $18,054     $12,287
   5/31/2006             $24,962               $17,571     $12,348
   6/30/2006             $25,082               $17,693     $12,372
   7/31/2006             $24,435               $18,060     $12,409
   8/31/2006             $24,723               $18,384     $12,433
   9/30/2006             $25,003               $18,733     $12,372
  10/31/2006             $25,874               $19,377     $12,305
  11/30/2006             $26,681               $19,829     $12,287
  12/31/2006             $26,839               $20,249     $12,305
   1/31/2007             $27,700               $20,512     $12,342
   2/28/2007             $27,841               $20,199     $12,408
   3/31/2007             $28,215               $20,505     $12,521
   4/30/2007             $29,104               $21,213     $12,603
   5/31/2007             $30,215               $21,979     $12,680
   6/30/2007             $29,346               $21,466     $12,704
   7/31/2007             $27,463               $20,403     $12,701
   8/31/2007             $27,036               $20,646     $12,678
   9/30/2007             $27,805               $21,305     $12,713
  10/31/2007             $27,905               $21,326     $12,740
  11/30/2007             $25,990               $20,239     $12,816
  12/31/2007             $25,938               $20,045     $12,807
   1/31/2008             $25,061               $19,240     $12,871
   2/29/2008             $24,193               $18,438     $12,908
   3/31/2008             $24,273               $18,331     $13,020
   4/30/2008             $25,710               $19,200     $13,099
   5/31/2008             $26,363               $19,223     $13,209
   6/30/2008             $23,817               $17,384     $13,342
   7/31/2008             $23,705               $17,394     $13,412
   8/31/2008             $23,817               $17,732     $13,359
   9/30/2008             $21,463               $16,469     $13,340
  10/31/2008             $16,939               $13,580     $13,206

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/08
-------   --------
1-Year     -42.79%
5-Year      +0.33%
10-Year     +5.41%

CLASS B (3/1/01-10/31/08)

                               (PERFORMANCE GRAPH)

                  FRANKLIN BALANCE SHEET    RUSSELL 3000
DATE            INVESTMENT FUND - CLASS B    VALUE INDEX     CPI
----            -------------------------   ------------   -------
   3/1/2001              $10,000              $10,000      $10,000
   3/31/2001             $ 9,755              $ 9,660      $10,023
   4/30/2001             $10,231              $10,132      $10,063
   5/31/2001             $10,793              $10,362      $10,108
   6/30/2001             $10,964              $10,177      $10,125
   7/31/2001             $10,905              $10,141      $10,097
   8/31/2001             $10,999              $ 9,760      $10,097
   9/30/2001             $ 9,810              $ 9,046      $10,142
  10/31/2001             $10,091              $ 8,989      $10,108
  11/30/2001             $10,587              $ 9,520      $10,091
  12/31/2001             $11,193              $ 9,769      $10,051
   1/31/2002             $11,193              $ 9,709      $10,074
   2/28/2002             $11,437              $ 9,728      $10,114
   3/31/2002             $11,884              $10,208      $10,171
   4/30/2002             $12,041              $ 9,912      $10,228
   5/31/2002             $11,800              $ 9,931      $10,228
   6/30/2002             $11,724              $ 9,388      $10,233
   7/31/2002             $10,844              $ 8,477      $10,245
   8/31/2002             $10,779              $ 8,534      $10,279
   9/30/2002             $10,130              $ 7,608      $10,296
  10/31/2002             $10,301              $ 8,140      $10,313
  11/30/2002             $10,743              $ 8,662      $10,313
  12/31/2002             $10,449              $ 8,286      $10,290
   1/31/2003             $10,202              $ 8,083      $10,336
   2/28/2003             $ 9,834              $ 7,864      $10,415
   3/31/2003             $ 9,919              $ 7,882      $10,478
   4/30/2003             $10,508              $ 8,579      $10,455
   5/31/2003             $11,080              $ 9,155      $10,438
   6/30/2003             $11,250              $ 9,273      $10,449
   7/31/2003             $11,669              $ 9,434      $10,461
   8/31/2003             $12,077              $ 9,597      $10,501
   9/30/2003             $11,910              $ 9,502      $10,535
  10/31/2003             $12,730              $10,098      $10,523
  11/30/2003             $12,951              $10,254      $10,495
  12/31/2003             $13,437              $10,866      $10,484
   1/31/2004             $13,603              $11,071      $10,535
   2/29/2004             $13,985              $11,307      $10,592
   3/31/2004             $14,130              $11,228      $10,660
   4/30/2004             $13,651              $10,929      $10,694
   5/31/2004             $13,862              $11,042      $10,757
   6/30/2004             $14,586              $11,326      $10,791
   7/31/2004             $14,330              $11,136      $10,774
   8/31/2004             $14,292              $11,290      $10,779
   9/30/2004             $14,831              $11,487      $10,802
  10/31/2004             $15,142              $11,677      $10,859
  11/30/2004             $16,322              $12,305      $10,865
  12/31/2004             $16,707              $12,707      $10,825
   1/31/2005             $16,388              $12,458      $10,848
   2/28/2005             $16,927              $12,857      $10,910
   3/31/2005             $16,683              $12,673      $10,995
   4/30/2005             $15,965              $12,410      $11,069
   5/31/2005             $16,663              $12,746      $11,058
   6/30/2005             $17,138              $12,922      $11,064
   7/31/2005             $18,062              $13,327      $11,115
   8/31/2005             $17,824              $13,247      $11,172
   9/30/2005             $17,891              $13,415      $11,308
  10/31/2005             $17,570              $13,074      $11,331
  11/30/2005             $18,375              $13,511      $11,240
  12/31/2005             $18,390              $13,577      $11,195
   1/31/2006             $19,396              $14,157      $11,280
   2/28/2006             $19,366              $14,235      $11,303
   3/31/2006             $20,106              $14,473      $11,365
   4/30/2006             $20,344              $14,810      $11,462
   5/31/2006             $19,835              $14,414      $11,519
   6/30/2006             $19,920              $14,514      $11,542
   7/31/2006             $19,393              $14,815      $11,576
   8/31/2006             $19,609              $15,080      $11,598
   9/30/2006             $19,820              $15,367      $11,542
  10/31/2006             $20,495              $15,895      $11,479
  11/30/2006             $21,124              $16,267      $11,462
  12/31/2006             $21,232              $16,611      $11,479
   1/31/2007             $21,902              $16,827      $11,514
   2/28/2007             $22,002              $16,570      $11,576
   3/31/2007             $22,279              $16,821      $11,681
   4/30/2007             $22,968              $17,402      $11,757
   5/31/2007             $23,831              $18,030      $11,829
   6/30/2007             $23,132              $17,609      $11,852
   7/31/2007             $21,634              $16,737      $11,849
   8/31/2007             $21,283              $16,936      $11,827
   9/30/2007             $21,876              $17,477      $11,859
  10/31/2007             $21,937              $17,494      $11,885
  11/30/2007             $20,420              $16,602      $11,955
  12/31/2007             $20,366              $16,443      $11,947
   1/31/2008             $19,666              $15,783      $12,007
   2/29/2008             $18,973              $15,125      $12,042
   3/31/2008             $19,023              $15,038      $12,146
   4/30/2008             $20,135              $15,750      $12,220
   5/31/2008             $20,632              $15,769      $12,323
   6/30/2008             $18,628              $14,260      $12,447
   7/31/2008             $18,529              $14,269      $12,512
   8/31/2008             $18,603              $14,546      $12,462
   9/30/2008             $16,755              $13,510      $12,445
  10/31/2008             $13,216              $11,140      $12,319

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    10/31/08
-------                    --------
1-Year                      -41.94%
5-Year                       +0.43%
Since Inception (3/1/01)     +3.70%


                               Annual Report | 21

CLASS C (3/1/01-10/31/08)

                               (PERFORMANCE GRAPH)

                  FRANKLIN BALANCE SHEET    RUSSELL 3000
DATE            INVESTMENT FUND - CLASS C    VALUE INDEX     CPI
----            -------------------------   ------------   -------
   3/1/2001              $10,000              $10,000      $10,000
   3/31/2001             $ 9,758              $ 9,660      $10,023
   4/30/2001             $10,231              $10,132      $10,063
   5/31/2001             $10,790              $10,362      $10,108
   6/30/2001             $10,966              $10,177      $10,125
   7/31/2001             $10,912              $10,141      $10,097
   8/31/2001             $11,004              $ 9,760      $10,097
   9/30/2001             $ 9,816              $ 9,046      $10,142
  10/31/2001             $10,094              $ 8,989      $10,108
  11/30/2001             $10,593              $ 9,520      $10,091
  12/31/2001             $11,197              $ 9,769      $10,051
   1/31/2002             $11,197              $ 9,709      $10,074
   2/28/2002             $11,442              $ 9,728      $10,114
   3/31/2002             $11,889              $10,208      $10,171
   4/30/2002             $12,049              $ 9,912      $10,228
   5/31/2002             $11,804              $ 9,931      $10,228
   6/30/2002             $11,731              $ 9,388      $10,233
   7/31/2002             $10,849              $ 8,477      $10,245
   8/31/2002             $10,784              $ 8,534      $10,279
   9/30/2002             $10,135              $ 7,608      $10,296
  10/31/2002             $10,306              $ 8,140      $10,313
  11/30/2002             $10,748              $ 8,662      $10,313
  12/31/2002             $10,455              $ 8,286      $10,290
   1/31/2003             $10,206              $ 8,083      $10,336
   2/28/2003             $ 9,853              $ 7,864      $10,415
   3/31/2003             $ 9,926              $ 7,882      $10,478
   4/30/2003             $10,515              $ 8,579      $10,455
   5/31/2003             $11,086              $ 9,155      $10,438
   6/30/2003             $11,256              $ 9,273      $10,449
   7/31/2003             $11,678              $ 9,434      $10,461
   8/31/2003             $12,082              $ 9,597      $10,501
   9/30/2003             $11,915              $ 9,502      $10,535
  10/31/2003             $12,736              $10,098      $10,523
  11/30/2003             $12,959              $10,254      $10,495
  12/31/2003             $13,445              $10,866      $10,484
   1/31/2004             $13,611              $11,071      $10,535
   2/29/2004             $13,989              $11,307      $10,592
   3/31/2004             $14,135              $11,228      $10,660
   4/30/2004             $13,656              $10,929      $10,694
   5/31/2004             $13,870              $11,042      $10,757
   6/30/2004             $14,593              $11,326      $10,791
   7/31/2004             $14,337              $11,136      $10,774
   8/31/2004             $14,300              $11,290      $10,779
   9/30/2004             $14,838              $11,487      $10,802
  10/31/2004             $15,149              $11,677      $10,859
  11/30/2004             $16,331              $12,305      $10,865
  12/31/2004             $16,717              $12,707      $10,825
   1/31/2005             $16,396              $12,458      $10,848
   2/28/2005             $16,934              $12,857      $10,910
   3/31/2005             $16,691              $12,673      $10,995
   4/30/2005             $15,973              $12,410      $11,069
   5/31/2005             $16,671              $12,746      $11,058
   6/30/2005             $17,148              $12,922      $11,064
   7/31/2005             $18,071              $13,327      $11,115
   8/31/2005             $17,834              $13,247      $11,172
   9/30/2005             $17,900              $13,415      $11,308
  10/31/2005             $17,579              $13,074      $11,331
  11/30/2005             $18,384              $13,511      $11,240
  12/31/2005             $18,398              $13,577      $11,195
   1/31/2006             $19,406              $14,157      $11,280
   2/28/2006             $19,376              $14,235      $11,303
   3/31/2006             $20,116              $14,473      $11,365
   4/30/2006             $20,354              $14,810      $11,462
   5/31/2006             $19,845              $14,414      $11,519
   6/30/2006             $19,930              $14,514      $11,542
   7/31/2006             $19,403              $14,815      $11,576
   8/31/2006             $19,620              $15,080      $11,598
   9/30/2006             $19,830              $15,367      $11,542
  10/31/2006             $20,504              $15,895      $11,479
  11/30/2006             $21,133              $16,267      $11,462
  12/31/2006             $21,244              $16,611      $11,479
   1/31/2007             $21,913              $16,827      $11,514
   2/28/2007             $22,013              $16,570      $11,576
   3/31/2007             $22,293              $16,821      $11,681
   4/30/2007             $22,981              $17,402      $11,757
   5/31/2007             $23,843              $18,030      $11,829
   6/30/2007             $23,142              $17,609      $11,852
   7/31/2007             $21,646              $16,737      $11,849
   8/31/2007             $21,295              $16,936      $11,827
   9/30/2007             $21,887              $17,477      $11,859
  10/31/2007             $21,948              $17,494      $11,885
  11/30/2007             $20,433              $16,602      $11,955
  12/31/2007             $20,376              $16,443      $11,947
   1/31/2008             $19,681              $15,783      $12,007
   2/29/2008             $18,989              $15,125      $12,042
   3/31/2008             $19,038              $15,038      $12,146
   4/30/2008             $20,153              $15,750      $12,220
   5/31/2008             $20,650              $15,769      $12,323
   6/30/2008             $18,644              $14,260      $12,447
   7/31/2008             $18,541              $14,269      $12,512
   8/31/2008             $18,619              $14,546      $12,462
   9/30/2008             $16,767              $13,510      $12,445
  10/31/2008             $13,228              $11,140      $12,319

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    10/31/08
-------                    --------
1-Year                      -40.28%
5-Year                       +0.76%
Since Inception (3/1/01)     +3.72%

CLASS R (1/1/02-10/31/08)

                               (PERFORMANCE GRAPH)

                  FRANKLIN BALANCE SHEET    RUSSELL 3000
DATE            INVESTMENT FUND - CLASS R    VALUE INDEX     CPI
----            -------------------------   ------------   -------
    1/1/2002             $10,000              $10,000      $10,000
   1/31/2002             $10,013              $ 9,938      $10,023
   2/28/2002             $10,238              $ 9,957      $10,062
   3/31/2002             $10,643              $10,449      $10,119
   4/30/2002             $10,789              $10,146      $10,175
   5/31/2002             $10,576              $10,165      $10,175
   6/30/2002             $10,511              $ 9,610      $10,181
   7/31/2002             $ 9,724              $ 8,677      $10,192
   8/31/2002             $ 9,669              $ 8,735      $10,226
   9/30/2002             $ 9,090              $ 7,788      $10,243
  10/31/2002             $ 9,248              $ 8,332      $10,260
  11/30/2002             $ 9,649              $ 8,866      $10,260
  12/31/2002             $ 9,388              $ 8,482      $10,238
   1/31/2003             $ 9,170              $ 8,274      $10,283
   2/28/2003             $ 8,843              $ 8,049      $10,362
   3/31/2003             $ 8,929              $ 8,068      $10,424
   4/30/2003             $ 9,461              $ 8,782      $10,402
   5/31/2003             $ 9,982              $ 9,372      $10,385
   6/30/2003             $10,139              $ 9,492      $10,396
   7/31/2003             $10,520              $ 9,657      $10,407
   8/31/2003             $10,893              $ 9,824      $10,447
   9/30/2003             $10,746              $ 9,726      $10,481
  10/31/2003             $11,492              $10,337      $10,470
  11/30/2003             $11,697              $10,497      $10,441
  12/31/2003             $12,140              $11,123      $10,430
   1/31/2004             $12,297              $11,333      $10,481
   2/29/2004             $12,645              $11,574      $10,538
   3/31/2004             $12,780              $11,493      $10,606
   4/30/2004             $12,354              $11,187      $10,640
   5/31/2004             $12,550              $11,303      $10,702
   6/30/2004             $13,211              $11,594      $10,736
   7/31/2004             $12,985              $11,399      $10,719
   8/31/2004             $12,957              $11,557      $10,724
   9/30/2004             $13,451              $11,759      $10,747
  10/31/2004             $13,737              $11,953      $10,804
  11/30/2004             $14,814              $12,596      $10,809
  12/31/2004             $15,172              $13,007      $10,770
   1/31/2005             $14,887              $12,753      $10,792
   2/28/2005             $15,384              $13,161      $10,855
   3/31/2005             $15,167              $12,973      $10,939
   4/30/2005             $14,519              $12,704      $11,013
   5/31/2005             $15,159              $13,048      $11,002
   6/30/2005             $15,600              $13,227      $11,007
   7/31/2005             $16,447              $13,642      $11,058
   8/31/2005             $16,238              $13,560      $11,115
   9/30/2005             $16,306              $13,732      $11,251
  10/31/2005             $16,022              $13,383      $11,273
  11/30/2005             $16,757              $13,830      $11,183
  12/31/2005             $16,781              $13,898      $11,138
   1/31/2006             $17,706              $14,491      $11,222
   2/28/2006             $17,684              $14,572      $11,245
   3/31/2006             $18,370              $14,815      $11,307
   4/30/2006             $18,594              $15,160      $11,404
   5/31/2006             $18,138              $14,755      $11,460
   6/30/2006             $18,220              $14,857      $11,483
   7/31/2006             $17,747              $15,165      $11,517
   8/31/2006             $17,955              $15,437      $11,539
   9/30/2006             $18,154              $15,730      $11,483
  10/31/2006             $18,780              $16,271      $11,420
  11/30/2006             $19,364              $16,651      $11,404
  12/31/2006             $19,472              $17,003      $11,420
   1/31/2007             $20,097              $17,224      $11,455
   2/28/2007             $20,191              $16,961      $11,517
   3/31/2007             $20,458              $17,218      $11,622
   4/30/2007             $21,098              $17,813      $11,697
   5/31/2007             $21,899              $18,456      $11,768
   6/30/2007             $21,265              $18,025      $11,791
   7/31/2007             $19,898              $17,132      $11,788
   8/31/2007             $19,584              $17,336      $11,767
   9/30/2007             $20,135              $17,890      $11,799
  10/31/2007             $20,203              $17,907      $11,824
  11/30/2007             $18,815              $16,995      $11,895
  12/31/2007             $18,770              $16,832      $11,887
   1/31/2008             $18,131              $16,156      $11,946
   2/29/2008             $17,501              $15,482      $11,980
   3/31/2008             $17,557              $15,393      $12,084
   4/30/2008             $18,586              $16,122      $12,157
   5/31/2008             $19,056              $16,141      $12,260
   6/30/2008             $17,212              $14,597      $12,383
   7/31/2008             $17,127              $14,606      $12,448
   8/31/2008             $17,205              $14,890      $12,399
   9/30/2008             $15,501              $13,829      $12,382
  10/31/2008             $12,232              $11,403      $12,257

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/08
-------                    --------
1-Year                      -39.45%
5-Year                       +1.26%
Since Inception (1/1/02)     +2.99%


                               22 | Annual Report

ADVISOR CLASS (11/1/98-10/31/08)(6)

                               (PERFORMANCE GRAPH)

                FRANKLIN BALANCE SHEET INVESTMENT   RUSSELL 3000
DATE                   FUND - ADVISOR CLASS          VALUE INDEX     CPI
----            ---------------------------------   ------------   -------
   11/1/1998                 $10,000                  $10,000      $10,000
  11/30/1998                 $10,148                  $10,450      $10,000
  12/31/1998                 $10,351                  $10,804      $ 9,994
   1/31/1999                 $10,233                  $10,864      $10,018
   2/28/1999                 $ 9,663                  $10,666      $10,030
   3/31/1999                 $ 9,332                  $10,864      $10,061
   4/30/1999                 $ 9,942                  $11,877      $10,134
   5/31/1999                 $10,326                  $11,781      $10,134
   6/30/1999                 $10,973                  $12,129      $10,134
   7/31/1999                 $10,828                  $11,779      $10,165
   8/31/1999                 $10,318                  $11,343      $10,189
   9/30/1999                 $10,002                  $10,959      $10,238
  10/31/1999                 $ 9,896                  $11,528      $10,256
  11/30/1999                 $10,088                  $11,447      $10,262
  12/31/1999                 $10,192                  $11,522      $10,262
   1/31/2000                 $ 9,878                  $11,151      $10,293
   2/29/2000                 $10,119                  $10,425      $10,354
   3/31/2000                 $10,276                  $11,604      $10,439
   4/30/2000                 $10,394                  $11,483      $10,445
   5/31/2000                 $10,263                  $11,583      $10,457
   6/30/2000                 $10,565                  $11,112      $10,512
   7/31/2000                 $10,841                  $11,267      $10,537
   8/31/2000                 $11,321                  $11,885      $10,537
   9/30/2000                 $11,496                  $11,983      $10,591
  10/31/2000                 $11,725                  $12,255      $10,610
  11/30/2000                 $11,583                  $11,813      $10,616
  12/31/2000                 $12,278                  $12,448      $10,610
   1/31/2001                 $12,764                  $12,516      $10,677
   2/28/2001                 $12,833                  $12,190      $10,720
   3/31/2001                 $12,522                  $11,776      $10,744
   4/30/2001                 $13,143                  $12,351      $10,787
   5/31/2001                 $13,877                  $12,631      $10,835
   6/30/2001                 $14,106                  $12,406      $10,854
   7/31/2001                 $14,047                  $12,362      $10,823
   8/31/2001                 $14,178                  $11,898      $10,823
   9/30/2001                 $12,654                  $11,027      $10,872
  10/31/2001                 $13,025                  $10,958      $10,835
  11/30/2001                 $13,680                  $11,605      $10,817
  12/31/2001                 $14,473                  $11,909      $10,774
   1/31/2002                 $14,480                  $11,835      $10,799
   2/28/2002                 $14,813                  $11,858      $10,841
   3/31/2002                 $15,405                  $12,444      $10,902
   4/30/2002                 $15,623                  $12,083      $10,963
   5/31/2002                 $15,318                  $12,106      $10,963
   6/30/2002                 $15,235                  $11,445      $10,970
   7/31/2002                 $14,101                  $10,334      $10,982
   8/31/2002                 $14,032                  $10,403      $11,018
   9/30/2002                 $13,198                  $ 9,275      $11,037
  10/31/2002                 $13,430                  $ 9,923      $11,055
  11/30/2002                 $14,017                  $10,559      $11,055
  12/31/2002                 $13,643                  $10,101      $11,030
   1/31/2003                 $13,334                  $ 9,853      $11,079
   2/28/2003                 $12,863                  $ 9,586      $11,165
   3/31/2003                 $12,985                  $ 9,608      $11,232
   4/30/2003                 $13,765                  $10,458      $11,207
   5/31/2003                 $14,530                  $11,161      $11,189
   6/30/2003                 $14,762                  $11,304      $11,201
   7/31/2003                 $15,329                  $11,501      $11,213
   8/31/2003                 $15,874                  $11,699      $11,256
   9/30/2003                 $15,668                  $11,583      $11,293
  10/31/2003                 $16,761                  $12,310      $11,280
  11/30/2003                 $17,070                  $12,500      $11,250
  12/31/2003                 $17,726                  $13,246      $11,238
   1/31/2004                 $17,957                  $13,496      $11,293
   2/29/2004                 $18,475                  $13,783      $11,354
   3/31/2004                 $18,684                  $13,687      $11,427
   4/30/2004                 $18,065                  $13,323      $11,463
   5/31/2004                 $18,363                  $13,460      $11,530
   6/30/2004                 $19,336                  $13,807      $11,567
   7/31/2004                 $19,012                  $13,575      $11,549
   8/31/2004                 $18,978                  $13,763      $11,555
   9/30/2004                 $19,708                  $14,003      $11,579
  10/31/2004                 $20,141                  $14,235      $11,640
  11/30/2004                 $21,728                  $15,000      $11,646
  12/31/2004                 $22,260                  $15,490      $11,604
   1/31/2005                 $21,851                  $15,187      $11,628
   2/28/2005                 $22,588                  $15,673      $11,695
   3/31/2005                 $22,279                  $15,449      $11,787
   4/30/2005                 $21,339                  $15,129      $11,866
   5/31/2005                 $22,290                  $15,538      $11,854
   6/30/2005                 $22,947                  $15,752      $11,860
   7/31/2005                 $24,204                  $16,247      $11,915
   8/31/2005                 $23,906                  $16,149      $11,976
   9/30/2005                 $24,017                  $16,353      $12,122
  10/31/2005                 $23,604                  $15,938      $12,146
  11/30/2005                 $24,704                  $16,470      $12,049
  12/31/2005                 $24,746                  $16,551      $12,000
   1/31/2006                 $26,124                  $17,258      $12,091
   2/28/2006                 $26,104                  $17,353      $12,116
   3/31/2006                 $27,126                  $17,643      $12,183
   4/30/2006                 $27,467                  $18,054      $12,287
   5/31/2006                 $26,805                  $17,571      $12,348
   6/30/2006                 $26,938                  $17,693      $12,372
   7/31/2006                 $26,252                  $18,060      $12,409
   8/31/2006                 $26,565                  $18,384      $12,433
   9/30/2006                 $26,869                  $18,733      $12,372
  10/31/2006                 $27,811                  $19,377      $12,305
  11/30/2006                 $28,685                  $19,829      $12,287
  12/31/2006                 $28,861                  $20,249      $12,305
   1/31/2007                 $29,799                  $20,512      $12,342
   2/28/2007                 $29,950                  $20,199      $12,408
   3/31/2007                 $30,357                  $20,505      $12,521
   4/30/2007                 $31,321                  $21,213      $12,603
   5/31/2007                 $32,523                  $21,979      $12,680
   6/30/2007                 $31,598                  $21,466      $12,704
   7/31/2007                 $29,578                  $20,403      $12,701
   8/31/2007                 $29,124                  $20,646      $12,678
   9/30/2007                 $29,955                  $21,305      $12,713
  10/31/2007                 $30,067                  $21,326      $12,740
  11/30/2007                 $28,013                  $20,239      $12,816
  12/31/2007                 $27,962                  $20,045      $12,807
   1/31/2008                 $27,021                  $19,240      $12,871
   2/29/2008                 $26,090                  $18,438      $12,908
   3/31/2008                 $26,181                  $18,331      $13,020
   4/30/2008                 $27,735                  $19,200      $13,099
   5/31/2008                 $28,444                  $19,223      $13,209
   6/30/2008                 $25,704                  $17,384      $13,342
   7/31/2008                 $25,588                  $17,394      $13,412
   8/31/2008                 $25,714                  $17,732      $13,359
   9/30/2008                 $23,176                  $16,469      $13,340
  10/31/2008                 $18,299                  $13,580      $13,206
Total Returns                  82.99%                   35.80%       32.06%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)   10/31/08
----------------   --------
1-Year              -39.14%
5-Year               +1.77%
10-Year              +6.23%

ENDNOTES

INVESTING IN SMALLER COMPANIES INVOLVES ADDITIONAL RISKS, AS THE PRICE OF SUCH SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/2/01, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +42.67% and +4.74%.

7. Source: (C) 2008 Morningstar. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 23

Your Fund's Expenses

FRANKLIN BALANCE SHEET INVESTMENT FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               24 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 5/1/08      VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                          $1,000            $  658.80              $3.88
Hypothetical (5% return before expenses)        $1,000            $1,020.46              $4.72
CLASS B
Actual                                          $1,000            $  656.40              $7.04
Hypothetical (5% return before expenses)        $1,000            $1,016.64              $8.57
CLASS C
Actual                                          $1,000            $  656.40              $7.04
Hypothetical (5% return before expenses)        $1,000            $1,016.64              $8.57
CLASS R
Actual                                          $1,000            $  658.10              $4.96
Hypothetical (5% return before expenses)        $1,000            $1,019.15              $6.04
ADVISOR CLASS
Actual                                          $1,000            $  659.80              $2.84
Hypothetical (5% return before expenses)        $1,000            $1,021.72              $3.46

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.93%; B: 1.69%; C: 1.69%; R: 1.19%; and
     Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 25

Franklin Large Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000(R) Index.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Large Cap Value Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin Large Cap Value Fund - Class A had a -36.35% cumulative total return for the 12 months under review. The Fund performed comparably to its benchmark, the Russell 1000 Value Index, which declined 36.80% for the same period.(2) Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 29.

INVESTMENT STRATEGY

We seek to invest in securities of large-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider is their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

(1.) The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization in the Russell 3000 Index.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 86.


                               26 | Annual Report

MANAGER'S DISCUSSION

During the year under review, the financials sector was a significant detractor from performance, as were the consumer discretionary and industrials sectors.(3) Financials sector holdings that hindered performance included insurers American International Group (AIG), Allstate and MetLife. Thrifts and mortgage finance companies Washington Mutual and Freddie Mac also hurt returns, as did diversified financial services firm Citigroup and commercial bank Wachovia. Consumer discretionary sector holdings, including specialty retailer Office Depot and household durables company Fortune Brands, declined in value. In the industrials sector, diversified manufacturer General Electric was a major detractor.

The consumer staples sector contributed to Fund performance largely due to food and staples discount retailer Wal-Mart Stores, which experienced sales results that exceeded those of many other retailers.(4) Holdings from other sectors including railroad Norfolk Southern and insurer Chubb helped returns.

During the fiscal year, the Fund initiated nine positions: insurer AFLAC, electrical systems and components manufacturer Eaton, home improvement retailer Home Depot, specialty retailer Nordstrom, industrial goods manufacturer Parker Hannifin, coal company Peabody Energy, electric and natural gas company Sempra Energy, and financial services firms State Street and SunTrust Banks. We also added to several positions including Fortune Brands, General Electric, pharmaceutical manufacturer Merck and steel company Nucor.

The Fund liquidated six positions during the period: AIG, integrated oil and gas company BP, Freddie Mac, and financial services firms Lehman Brothers, Wachovia and Washington Mutual. We reduced several holdings including health care products manufacturer Abbott Laboratories, industrial products manufacturer Illinois Tool Works, technology hardware and equipment manufacturer International Business Machines, and household goods producer Procter & Gamble.

3. The financials sector comprises banks, diversified financials and insurance in the SOI. The consumer discretionary sector comprises consumer durables and apparel, consumer services, and retailing in the SOI. The industrials sector comprises capital goods and transportation in the SOI.

4. The consumer staples sector comprises food and staples retailing, and household and personal products in the SOI.

PORTFOLIO BREAKDOWN

Franklin Large Cap Value Fund
Based on Total Net Assets as of 10/31/08

                                  (BAR CHART)

Capital Goods                                    15.3%
Energy                                           12.5%
Materials                                        10.7%
Diversified Financials                            7.0%
Insurance                                         6.4%
Household & Personal Products                     6.1%
Consumer Durables & Apparel                       5.9%
Technology Hardware & Equipment                   5.8%
Retailing                                         5.1%
Pharmaceuticals, Biotechnology & Life Sciences    4.7%
Food & Staples Retailing                          3.2%
Transportation                                    3.0%
Banks                                             2.8%
Software & Services                               2.7%
Consumer Services                                 2.6%
Utilities                                         2.5%
Health Care Equipment & Services                  1.9%
Short-Term Investments & Other Net Assets         1.8%


                               Annual Report | 27

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
10/31/08

COMPANY                                       % OF TOTAL
SECTOR/INDUSTRY                               NET ASSETS
---------------                               ----------
Nucor Corp.                                       4.7%
   MATERIALS
General Electric Co.                              3.8%
   CAPITAL GOODS
Exxon Mobil Corp.                                 3.4%
   ENERGY
Wal-Mart Stores Inc.                              3.2%
   FOOD & STAPLES RETAILING
The Procter & Gamble Co.                          3.1%
   HOUSEHOLD & PERSONAL PRODUCTS
Norfolk Southern Corp.                            3.0%
   TRANSPORTATION
International Business Machines Corp.             3.0%
   TECHNOLOGY HARDWARE & EQUIPMENT
Kimberly-Clark Corp.                              3.0%
   HOUSEHOLD & PERSONAL PRODUCTS
United Technologies Corp.                         2.9%
   CAPITAL GOODS
Merck & Co. Inc.                                  2.9%
   PHARMACEUTICALS, BIOTECHNOLOGY
      & LIFE SCIENCES

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN )


/s/ William J. Lippman
William J. Lippman
Lead Portfolio Manager


Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Large Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               28 | Annual Report

Performance Summary as of 10/31/08

FRANKLIN LARGE CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FLVAX)                      CHANGE   10/31/08   10/31/07
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$6.91     $9.84     $16.75
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.2335
Short-Term Capital Gain            $0.2263
Long-Term Capital Gain             $0.7475
   TOTAL                           $1.2073

CLASS B (SYMBOL: FBLCX)                      CHANGE   10/31/08   10/31/07
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$6.82     $9.70     $16.52
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.1162
Short-Term Capital Gain            $0.2263
Long-Term Capital Gain             $0.7475
   TOTAL                           $1.0900

CLASS C (SYMBOL: FLCVX)                      CHANGE   10/31/08   10/31/07
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$6.81     $9.70     $16.51
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.1120
Short-Term Capital Gain            $0.2263
Long-Term Capital Gain             $0.7475
   TOTAL                           $1.0858

CLASS R (SYMBOL: FLCRX)                      CHANGE   10/31/08   10/31/07
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$6.87     $9.74     $16.61
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.2141
Short-Term Capital Gain            $0.2263
Long-Term Capital Gain             $0.7475
   TOTAL                           $1.1879

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   10/31/08   10/31/07
---------------------------                  ------   --------   --------
Net Asset Value (NAV)                        -$6.93     $9.83     $16.76
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.2983
Short-Term Capital Gain            $0.2263
Long-Term Capital Gain             $0.7475
   TOTAL                           $1.2721


                               Annual Report | 29

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                           1-YEAR    5-YEAR    INCEPTION (6/1/00)
-------                                          -------    ------    ------------------
Cumulative Total Return(2)                        -36.35%    -4.28%         +22.07%
Average Annual Total Return(3)                    -40.00%    -2.04%          +1.68%
Value of $10,000 Investment(4)                   $ 6,000    $9,019         $11,505
Avg. Ann. Total Return (9/30/08)(5)               -27.85%    +2.65%          +4.02%
    Total Annual Operating Expenses(6)    1.38%

CLASS B                                            1-YEAR   5-YEAR    INCEPTION (6/1/00)
-------                                          -------    ------    ------------------
Cumulative Total Return(2)                        -36.82%    -7.43%         +16.12%
Average Annual Total Return(3)                    -39.17%    -1.87%          +1.79%
Value of $10,000 Investment(4)                   $ 6,083    $9,099         $11,612
Avg. Ann. Total Return (9/30/08)(5)               -26.81%    +2.83%          +4.14%
   Total Annual Operating Expenses(6)     2.04%

CLASS C                                            1-YEAR    5-YEAR   INCEPTION (6/1/00)
-------                                          -------    ------    ------------------
Cumulative Total Return(2)                        -36.80%    -7.38%         +15.72%
Average Annual Total Return(3)                    -37.39%    -1.52%          +1.75%
Value of $10,000 Investment(4)                   $ 6,261    $9,262         $11,572
Avg. Ann. Total Return (9/30/08)(5)               -24.67%    +3.20%          +4.10%
   Total Annual Operating Expenses(6)    2.03%

CLASS R                                           1-YEAR    5-YEAR    INCEPTION (8/1/02)
-------                                          -------    ------    ------------------
Cumulative Total Return(2)                        -36.46%    -5.00%         +12.08%
Average Annual Total Return(3)                    -36.46%    -1.02%          +1.84%
Value of $10,000 Investment(4)                   $ 6,354    $9,500         $11,208
Avg. Ann. Total Return (9/30/08)(5)               -23.61%    +3.70%          +5.03%
   Total Annual Operating Expenses(6)    1.54%

ADVISOR CLASS(7)                                  1-YEAR    5-YEAR    INCEPTION (6/1/00)
----------------                                 -------    ------    ------------------
Cumulative Total Return(2)                        -36.13%    -3.30%         +23.33%
Average Annual Total Return(3)                    -36.13%    -0.67%          +2.52%
Value of $10,000 Investment(4)                   $ 6,387    $9,670         $12,333
Avg. Ann. Total Return (9/30/08)(5)               -23.15%    +4.09%          +4.90%
   Total Annual Operating Expenses(6)    1.04%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               30 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (6/1/00-10/31/08)

                               (PERFORMANCE GRAPH)


                FRANKLIN LARGE
                  CAP VALUE      RUSSELL 1000
DATE            FUND - CLASS A    VALUE INDEX     CPI
----            --------------   ------------   -------
    6/1/2000         $ 9,425        $10,000     $10,000
   6/30/2000         $ 9,001        $ 9,543     $10,052
   7/31/2000         $ 9,067        $ 9,662     $10,076
   8/31/2000         $ 9,623        $10,200     $10,076
   9/30/2000         $ 9,925        $10,294     $10,128
  10/31/2000         $10,481        $10,546     $10,146
  11/30/2000         $10,189        $10,155     $10,152
  12/31/2000         $11,147        $10,664     $10,146
   1/31/2001         $11,393        $10,705     $10,210
   2/28/2001         $11,355        $10,407     $10,251
   3/31/2001         $11,355        $10,039     $10,274
   4/30/2001         $11,878        $10,532     $10,315
   5/31/2001         $12,343        $10,768     $10,362
   6/30/2001         $12,030        $10,529     $10,379
   7/31/2001         $12,077        $10,507     $10,350
   8/31/2001         $11,783        $10,086     $10,350
   9/30/2001         $11,080        $ 9,376     $10,397
  10/31/2001         $11,071        $ 9,295     $10,362
  11/30/2001         $11,631        $ 9,836     $10,344
  12/31/2001         $12,002        $10,067     $10,303
   1/31/2002         $11,819        $ 9,990     $10,327
   2/28/2002         $11,867        $10,006     $10,367
   3/31/2002         $12,233        $10,479     $10,426
   4/30/2002         $12,050        $10,120     $10,484
   5/31/2002         $12,194        $10,171     $10,484
   6/30/2002         $11,414        $ 9,587     $10,490
   7/31/2002         $10,422        $ 8,695     $10,501
   8/31/2002         $10,518        $ 8,761     $10,536
   9/30/2002         $ 9,237        $ 7,787     $10,554
  10/31/2002         $10,094        $ 8,364     $10,571
  11/30/2002         $10,692        $ 8,891     $10,571
  12/31/2002         $10,139        $ 8,505     $10,548
   1/31/2003         $ 9,926        $ 8,299     $10,595
   2/28/2003         $ 9,752        $ 8,077     $10,676
   3/31/2003         $ 9,790        $ 8,091     $10,741
   4/30/2003         $10,479        $ 8,803     $10,717
   5/31/2003         $11,157        $ 9,371     $10,700
   6/30/2003         $11,254        $ 9,488     $10,711
   7/31/2003         $11,361        $ 9,630     $10,723
   8/31/2003         $11,477        $ 9,780     $10,764
   9/30/2003         $11,487        $ 9,684     $10,799
  10/31/2003         $12,020        $10,277     $10,787
  11/30/2003         $12,146        $10,416     $10,758
  12/31/2003         $12,770        $11,059     $10,746
   1/31/2004         $13,013        $11,253     $10,799
   2/29/2004         $13,364        $11,494     $10,857
   3/31/2004         $13,276        $11,394     $10,927
   4/30/2004         $13,140        $11,115     $10,962
   5/31/2004         $13,227        $11,228     $11,026
   6/30/2004         $13,422        $11,494     $11,061
   7/31/2004         $13,247        $11,332     $11,044
   8/31/2004         $13,461        $11,493     $11,050
   9/30/2004         $13,510        $11,671     $11,073
  10/31/2004         $13,636        $11,865     $11,131
  11/30/2004         $14,055        $12,465     $11,137
  12/31/2004         $14,483        $12,882     $11,096
   1/31/2005         $14,228        $12,654     $11,120
   2/28/2005         $14,365        $13,073     $11,184
   3/31/2005         $14,247        $12,894     $11,271
   4/30/2005         $13,963        $12,663     $11,347
   5/31/2005         $14,228        $12,968     $11,335
   6/30/2005         $14,120        $13,110     $11,341
   7/31/2005         $14,551        $13,489     $11,394
   8/31/2005         $14,404        $13,430     $11,452
   9/30/2005         $14,483        $13,619     $11,592
  10/31/2005         $14,375        $13,273     $11,615
  11/30/2005         $14,983        $13,707     $11,522
  12/31/2005         $15,011        $13,791     $11,475
   1/31/2006         $15,305        $14,327     $11,563
   2/28/2006         $15,366        $14,414     $11,586
   3/31/2006         $15,437        $14,610     $11,650
   4/30/2006         $15,882        $14,981     $11,749
   5/31/2006         $15,437        $14,602     $11,808
   6/30/2006         $15,386        $14,696     $11,831
   7/31/2006         $15,487        $15,053     $11,866
   8/31/2006         $15,933        $15,305     $11,889
   9/30/2006         $16,389        $15,610     $11,831
  10/31/2006         $16,764        $16,121     $11,767
  11/30/2006         $17,047        $16,489     $11,749
  12/31/2006         $17,406        $16,859     $11,767
   1/31/2007         $17,568        $17,075     $11,803
   2/28/2007         $17,212        $16,809     $11,866
   3/31/2007         $17,276        $17,069     $11,974
   4/30/2007         $17,859        $17,699     $12,052
   5/31/2007         $18,334        $18,338     $12,125
   6/30/2007         $18,043        $17,909     $12,149
   7/31/2007         $17,287        $17,081     $12,146
   8/31/2007         $17,514        $17,272     $12,123
   9/30/2007         $18,140        $17,866     $12,157
  10/31/2007         $18,075        $17,868     $12,183
  11/30/2007         $17,255        $16,994     $12,255
  12/31/2007         $17,211        $16,830     $12,247
   1/31/2008         $16,649        $16,156     $12,308
   2/29/2008         $16,205        $15,479     $12,344
   3/31/2008         $16,135        $15,363     $12,451
   4/30/2008         $16,942        $16,112     $12,526
   5/31/2008         $16,895        $16,086     $12,632
   6/30/2008         $15,445        $14,546     $12,759
   7/31/2008         $14,989        $14,494     $12,826
   8/31/2008         $15,223        $14,740     $12,775
   9/30/2008         $13,890        $13,657     $12,757
  10/31/2008         $11,505        $11,293     $12,628

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    10/31/08
-------                    --------
1-Year                      -40.00%
5-Year                       -2.04%
Since Inception (6/1/00)     +1.68%

CLASS B (6/1/00-10/31/08)

                               (PERFORMANCE GRAPH)

                 FRANKLIN LARGE CAP    RUSSELL 1000
DATE            VALUE FUND - CLASS B    VALUE INDEX     CPI
----            --------------------   ------------   -------
    6/1/2000          $10,000             $10,000     $10,000
   6/30/2000          $ 9,550             $ 9,543     $10,052
   7/31/2000          $ 9,610             $ 9,662     $10,076
   8/31/2000          $10,200             $10,200     $10,076
   9/30/2000          $10,520             $10,294     $10,128
  10/31/2000          $11,110             $10,546     $10,146
  11/30/2000          $10,790             $10,155     $10,152
  12/31/2000          $11,803             $10,664     $10,146
   1/31/2001          $12,064             $10,705     $10,210
   2/28/2001          $12,004             $10,407     $10,251
   3/31/2001          $11,994             $10,039     $10,274
   4/30/2001          $12,547             $10,532     $10,315
   5/31/2001          $13,020             $10,768     $10,362
   6/30/2001          $12,688             $10,529     $10,379
   7/31/2001          $12,738             $10,507     $10,350
   8/31/2001          $12,416             $10,086     $10,350
   9/30/2001          $11,662             $ 9,376     $10,397
  10/31/2001          $11,652             $ 9,295     $10,362
  11/30/2001          $12,235             $ 9,836     $10,344
  12/31/2001          $12,611             $10,067     $10,303
   1/31/2002          $12,418             $ 9,990     $10,327
   2/28/2002          $12,459             $10,006     $10,367
   3/31/2002          $12,835             $10,479     $10,426
   4/30/2002          $12,631             $10,120     $10,484
   5/31/2002          $12,784             $10,171     $10,484
   6/30/2002          $11,961             $ 9,587     $10,490
   7/31/2002          $10,914             $ 8,695     $10,501
   8/31/2002          $11,016             $ 8,761     $10,536
   9/30/2002          $ 9,664             $ 7,787     $10,554
  10/31/2002          $10,558             $ 8,364     $10,571
  11/30/2002          $11,178             $ 8,891     $10,571
  12/31/2002          $10,604             $ 8,505     $10,548
   1/31/2003          $10,371             $ 8,299     $10,595
   2/28/2003          $10,177             $ 8,077     $10,676
   3/31/2003          $10,218             $ 8,091     $10,741
   4/30/2003          $10,930             $ 8,803     $10,717
   5/31/2003          $11,631             $ 9,371     $10,700
   6/30/2003          $11,723             $ 9,488     $10,711
   7/31/2003          $11,825             $ 9,630     $10,723
   8/31/2003          $11,947             $ 9,780     $10,764
   9/30/2003          $11,947             $ 9,684     $10,799
  10/31/2003          $12,496             $10,277     $10,787
  11/30/2003          $12,618             $10,416     $10,758
  12/31/2003          $13,266             $11,059     $10,746
   1/31/2004          $13,510             $11,253     $10,799
   2/29/2004          $13,866             $11,494     $10,857
   3/31/2004          $13,764             $11,394     $10,927
   4/30/2004          $13,612             $11,115     $10,962
   5/31/2004          $13,693             $11,228     $11,026
   6/30/2004          $13,896             $11,494     $11,061
   7/31/2004          $13,703             $11,332     $11,044
   8/31/2004          $13,917             $11,493     $11,050
   9/30/2004          $13,957             $11,671     $11,073
  10/31/2004          $14,090             $11,865     $11,131
  11/30/2004          $14,507             $12,465     $11,137
  12/31/2004          $14,936             $12,882     $11,096
   1/31/2005          $14,671             $12,654     $11,120
   2/28/2005          $14,804             $13,073     $11,184
   3/31/2005          $14,671             $12,894     $11,271
   4/30/2005          $14,376             $12,663     $11,347
   5/31/2005          $14,641             $12,968     $11,335
   6/30/2005          $14,518             $13,110     $11,341
   7/31/2005          $14,957             $13,489     $11,394
   8/31/2005          $14,794             $13,430     $11,452
   9/30/2005          $14,875             $13,619     $11,592
  10/31/2005          $14,753             $13,273     $11,615
  11/30/2005          $15,375             $13,707     $11,522
  12/31/2005          $15,393             $13,791     $11,475
   1/31/2006          $15,686             $14,327     $11,563
   2/28/2006          $15,739             $14,414     $11,586
   3/31/2006          $15,801             $14,610     $11,650
   4/30/2006          $16,241             $14,981     $11,749
   5/31/2006          $15,781             $14,602     $11,808
   6/30/2006          $15,718             $14,696     $11,831
   7/31/2006          $15,812             $15,053     $11,866
   8/31/2006          $16,262             $15,305     $11,889
   9/30/2006          $16,722             $15,610     $11,831
  10/31/2006          $17,099             $16,121     $11,767
  11/30/2006          $17,382             $16,489     $11,749
  12/31/2006          $17,722             $16,859     $11,767
   1/31/2007          $17,877             $17,075     $11,803
   2/28/2007          $17,522             $16,809     $11,866
   3/31/2007          $17,566             $17,069     $11,974
   4/30/2007          $18,154             $17,699     $12,052
   5/31/2007          $18,630             $18,338     $12,125
   6/30/2007          $18,320             $17,909     $12,149
   7/31/2007          $17,544             $17,081     $12,146
   8/31/2007          $17,766             $17,272     $12,123
   9/30/2007          $18,386             $17,866     $12,157
  10/31/2007          $18,309             $17,868     $12,183
  11/30/2007          $17,467             $16,994     $12,255
  12/31/2007          $17,410             $16,830     $12,247
   1/31/2008          $16,826             $16,156     $12,308
   2/29/2008          $16,385             $15,479     $12,344
   3/31/2008          $16,301             $15,363     $12,451
   4/30/2008          $17,100             $16,112     $12,526
   5/31/2008          $17,052             $16,086     $12,632
   6/30/2008          $15,589             $14,546     $12,759
   7/31/2008          $15,129             $14,494     $12,826
   8/31/2008          $15,365             $14,740     $12,775
   9/30/2008          $14,019             $13,657     $12,757
  10/31/2008          $11,612             $11,293     $12,628

AVERAGE ANNUAL TOTAL RETURN

CLASS B                   10/31/08
-------                   --------
1-Year                     -39.17%
5-Year                      -1.87%
Since Inception (6/1/00)    +1.79%


                               Annual Report | 31

CLASS C (6/1/00-10/31/08)

                               (PERFORMANCE GRAPH)

                 FRANKLIN LARGE CAP    RUSSELL 1000
DATE            VALUE FUND - CLASS C    VALUE INDEX     CPI
----            --------------------   ------------   -------
    6/1/2000          $10,000             $10,000     $10,000
   6/30/2000          $ 9,550             $ 9,543     $10,052
   7/31/2000          $ 9,610             $ 9,662     $10,076
   8/31/2000          $10,200             $10,200     $10,076
   9/30/2000          $10,520             $10,294     $10,128
  10/31/2000          $11,110             $10,546     $10,146
  11/30/2000          $10,800             $10,155     $10,152
  12/31/2000          $11,814             $10,664     $10,146
   1/31/2001          $12,066             $10,705     $10,210
   2/28/2001          $12,006             $10,407     $10,251
   3/31/2001          $11,996             $10,039     $10,274
   4/30/2001          $12,549             $10,532     $10,315
   5/31/2001          $13,022             $10,768     $10,362
   6/30/2001          $12,690             $10,529     $10,379
   7/31/2001          $12,740             $10,507     $10,350
   8/31/2001          $12,418             $10,086     $10,350
   9/30/2001          $11,664             $ 9,376     $10,397
  10/31/2001          $11,643             $ 9,295     $10,362
  11/30/2001          $12,227             $ 9,836     $10,344
  12/31/2001          $12,609             $10,067     $10,303
   1/31/2002          $12,416             $ 9,990     $10,327
   2/28/2002          $12,456             $10,006     $10,367
   3/31/2002          $12,832             $10,479     $10,426
   4/30/2002          $12,639             $10,120     $10,484
   5/31/2002          $12,782             $10,171     $10,484
   6/30/2002          $11,959             $ 9,587     $10,490
   7/31/2002          $10,922             $ 8,695     $10,501
   8/31/2002          $11,014             $ 8,761     $10,536
   9/30/2002          $ 9,662             $ 7,787     $10,554
  10/31/2002          $10,556             $ 8,364     $10,571
  11/30/2002          $11,176             $ 8,891     $10,571
  12/31/2002          $10,611             $ 8,505     $10,548
   1/31/2003          $10,377             $ 8,299     $10,595
   2/28/2003          $10,194             $ 8,077     $10,676
   3/31/2003          $10,225             $ 8,091     $10,741
   4/30/2003          $10,927             $ 8,803     $10,717
   5/31/2003          $11,629             $ 9,371     $10,700
   6/30/2003          $11,720             $ 9,488     $10,711
   7/31/2003          $11,832             $ 9,630     $10,723
   8/31/2003          $11,944             $ 9,780     $10,764
   9/30/2003          $11,944             $ 9,684     $10,799
  10/31/2003          $12,494             $10,277     $10,787
  11/30/2003          $12,616             $10,416     $10,758
  12/31/2003          $13,267             $11,059     $10,746
   1/31/2004          $13,511             $11,253     $10,799
   2/29/2004          $13,867             $11,494     $10,857
   3/31/2004          $13,765             $11,394     $10,927
   4/30/2004          $13,613             $11,115     $10,962
   5/31/2004          $13,694             $11,228     $11,026
   6/30/2004          $13,898             $11,494     $11,061
   7/31/2004          $13,694             $11,332     $11,044
   8/31/2004          $13,918             $11,493     $11,050
   9/30/2004          $13,959             $11,671     $11,073
  10/31/2004          $14,091             $11,865     $11,131
  11/30/2004          $14,498             $12,465     $11,137
  12/31/2004          $14,935             $12,882     $11,096
   1/31/2005          $14,670             $12,654     $11,120
   2/28/2005          $14,803             $13,073     $11,184
   3/31/2005          $14,670             $12,894     $11,271
   4/30/2005          $14,374             $12,663     $11,347
   5/31/2005          $14,629             $12,968     $11,335
   6/30/2005          $14,517             $13,110     $11,341
   7/31/2005          $14,956             $13,489     $11,394
   8/31/2005          $14,792             $13,430     $11,452
   9/30/2005          $14,874             $13,619     $11,592
  10/31/2005          $14,752             $13,273     $11,615
  11/30/2005          $15,373             $13,707     $11,522
  12/31/2005          $15,394             $13,791     $11,475
   1/31/2006          $15,677             $14,327     $11,563
   2/28/2006          $15,729             $14,414     $11,586
   3/31/2006          $15,802             $14,610     $11,650
   4/30/2006          $16,242             $14,981     $11,749
   5/31/2006          $15,781             $14,602     $11,808
   6/30/2006          $15,718             $14,696     $11,831
   7/31/2006          $15,813             $15,053     $11,866
   8/31/2006          $16,263             $15,305     $11,889
   9/30/2006          $16,723             $15,610     $11,831
  10/31/2006          $17,100             $16,121     $11,767
  11/30/2006          $17,372             $16,489     $11,749
  12/31/2006          $17,722             $16,859     $11,767
   1/31/2007          $17,877             $17,075     $11,803
   2/28/2007          $17,522             $16,809     $11,866
   3/31/2007          $17,566             $17,069     $11,974
   4/30/2007          $18,154             $17,699     $12,052
   5/31/2007          $18,631             $18,338     $12,125
   6/30/2007          $18,320             $17,909     $12,149
   7/31/2007          $17,544             $17,081     $12,146
   8/31/2007          $17,766             $17,272     $12,123
   9/30/2007          $18,387             $17,866     $12,157
  10/31/2007          $18,309             $17,868     $12,183
  11/30/2007          $17,467             $16,994     $12,255
  12/31/2007          $17,417             $16,830     $12,247
   1/31/2008          $16,833             $16,156     $12,308
   2/29/2008          $16,379             $15,479     $12,344
   3/31/2008          $16,296             $15,363     $12,451
   4/30/2008          $17,095             $16,112     $12,526
   5/31/2008          $17,047             $16,086     $12,632
   6/30/2008          $15,568             $14,546     $12,759
   7/31/2008          $15,103             $14,494     $12,826
   8/31/2008          $15,329             $14,740     $12,775
   9/30/2008          $13,981             $13,657     $12,757
  10/31/2008          $11,572             $11,293     $12,628

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    10/31/08
-------                    --------
1-Year                      -37.39%
5-Year                       -1.52%
Since Inception (6/1/00)     +1.75%

CLASS R (8/1/02-10/31/08)

                               (PERFORMANCE GRAPH)

                 FRANKLIN LARGE CAP    RUSSELL 1000
DATE            VALUE FUND - CLASS R    VALUE INDEX     CPI
----            --------------------   ------------   -------
    8/1/2002          $10,000             $10,000     $10,000
   8/31/2002          $10,092             $10,076     $10,033
   9/30/2002          $ 8,854             $ 8,955     $10,050
  10/31/2002          $ 9,686             $ 9,619     $10,067
  11/30/2002          $10,249             $10,225     $10,067
  12/31/2002          $ 9,733             $ 9,781     $10,044
   1/31/2003          $ 9,518             $ 9,544     $10,089
   2/28/2003          $ 9,350             $ 9,289     $10,167
   3/31/2003          $ 9,397             $ 9,305     $10,228
   4/30/2003          $10,050             $10,124     $10,205
   5/31/2003          $10,684             $10,777     $10,189
   6/30/2003          $10,777             $10,912     $10,200
   7/31/2003          $10,889             $11,075     $10,211
   8/31/2003          $10,991             $11,247     $10,250
   9/30/2003          $11,000             $11,137     $10,283
  10/31/2003          $11,504             $11,819     $10,272
  11/30/2003          $11,634             $11,979     $10,244
  12/31/2003          $12,236             $12,718     $10,233
   1/31/2004          $12,460             $12,941     $10,283
   2/29/2004          $12,798             $13,219     $10,339
   3/31/2004          $12,713             $13,103     $10,405
   4/30/2004          $12,573             $12,783     $10,439
   5/31/2004          $12,657             $12,913     $10,500
   6/30/2004          $12,854             $13,218     $10,533
   7/31/2004          $12,676             $13,032     $10,516
   8/31/2004          $12,882             $13,217     $10,522
   9/30/2004          $12,929             $13,422     $10,544
  10/31/2004          $13,051             $13,645     $10,600
  11/30/2004          $13,435             $14,335     $10,605
  12/31/2004          $13,850             $14,815     $10,566
   1/31/2005          $13,605             $14,552     $10,589
   2/28/2005          $13,737             $15,035     $10,650
   3/31/2005          $13,614             $14,828     $10,733
   4/30/2005          $13,341             $14,563     $10,805
   5/31/2005          $13,596             $14,913     $10,794
   6/30/2005          $13,492             $15,077     $10,800
   7/31/2005          $13,907             $15,513     $10,850
   8/31/2005          $13,756             $15,445     $10,905
   9/30/2005          $13,841             $15,662     $11,038
  10/31/2005          $13,728             $15,264     $11,061
  11/30/2005          $14,312             $15,763     $10,972
  12/31/2005          $14,331             $15,860     $10,927
   1/31/2006          $14,614             $16,476     $11,011
   2/28/2006          $14,662             $16,577     $11,033
   3/31/2006          $14,731             $16,801     $11,094
   4/30/2006          $15,159             $17,228     $11,188
   5/31/2006          $14,731             $16,793     $11,244
   6/30/2006          $14,672             $16,901     $11,266
   7/31/2006          $14,770             $17,312     $11,299
   8/31/2006          $15,198             $17,601     $11,321
   9/30/2006          $15,626             $17,952     $11,266
  10/31/2006          $15,987             $18,540     $11,205
  11/30/2006          $16,259             $18,963     $11,188
  12/31/2006          $16,589             $19,389     $11,205
   1/31/2007          $16,744             $19,637     $11,239
   2/28/2007          $16,413             $19,331     $11,299
   3/31/2007          $16,465             $19,629     $11,402
   4/30/2007          $17,024             $20,355     $11,476
   5/31/2007          $17,470             $21,089     $11,546
   6/30/2007          $17,190             $20,596     $11,569
   7/31/2007          $16,465             $19,644     $11,566
   8/31/2007          $16,682             $19,864     $11,545
   9/30/2007          $17,273             $20,546     $11,576
  10/31/2007          $17,200             $20,548     $11,601
  11/30/2007          $16,423             $19,544     $11,670
  12/31/2007          $16,381             $19,355     $11,662
   1/31/2008          $15,843             $18,580     $11,720
   2/29/2008          $15,428             $17,801     $11,754
   3/31/2008          $15,349             $17,668     $11,856
   4/30/2008          $16,112             $18,529     $11,928
   5/31/2008          $16,067             $18,499     $12,028
   6/30/2008          $14,687             $16,729     $12,150
   7/31/2008          $14,249             $16,668     $12,213
   8/31/2008          $14,474             $16,951     $12,165
   9/30/2008          $13,195             $15,706     $12,148
  10/31/2008          $11,208             $12,987     $12,025

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/08
-------                    --------
1-Year                      -36.46%
5-Year                       -1.02%
Since Inception (8/1/02)     +1.84%


                               32 | Annual Report

ADVISOR CLASS (6/1/00-10/31/08)(7)

                               (PERFORMANCE GRAPH)

                FRANKLIN LARGE CAP
                    VALUE FUND -     RUSSELL 1000
DATE              ADVISOR CLASS       VALUE INDEX     CPI
----            ------------------   ------------   -------
    6/1/2000          $10,000           $10,000     $10,000
   6/30/2000          $ 9,550           $ 9,543     $10,052
   7/31/2000          $ 9,620           $ 9,662     $10,076
   8/31/2000          $10,210           $10,200     $10,076
   9/30/2000          $10,530           $10,294     $10,128
  10/31/2000          $11,120           $10,546     $10,146
  11/30/2000          $10,810           $10,155     $10,152
  12/31/2000          $11,827           $10,664     $10,146
   1/31/2001          $12,089           $10,705     $10,210
   2/28/2001          $12,049           $10,407     $10,251
   3/31/2001          $12,049           $10,039     $10,274
   4/30/2001          $12,603           $10,532     $10,315
   5/31/2001          $13,096           $10,768     $10,362
   6/30/2001          $12,764           $10,529     $10,379
   7/31/2001          $12,814           $10,507     $10,350
   8/31/2001          $12,502           $10,086     $10,350
   9/30/2001          $11,757           $ 9,376     $10,397
  10/31/2001          $11,747           $ 9,295     $10,362
  11/30/2001          $12,341           $ 9,836     $10,344
  12/31/2001          $12,734           $10,067     $10,303
   1/31/2002          $12,540           $ 9,990     $10,327
   2/28/2002          $12,591           $10,006     $10,367
   3/31/2002          $12,979           $10,479     $10,426
   4/30/2002          $12,785           $10,120     $10,484
   5/31/2002          $12,939           $10,171     $10,484
   6/30/2002          $12,111           $ 9,587     $10,490
   7/31/2002          $11,058           $ 8,695     $10,501
   8/31/2002          $11,160           $ 8,761     $10,536
   9/30/2002          $ 9,801           $ 7,787     $10,554
  10/31/2002          $10,711           $ 8,364     $10,571
  11/30/2002          $11,344           $ 8,891     $10,571
  12/31/2002          $10,758           $ 8,505     $10,548
   1/31/2003          $10,532           $ 8,299     $10,595
   2/28/2003          $10,347           $ 8,077     $10,676
   3/31/2003          $10,388           $ 8,091     $10,741
   4/30/2003          $11,118           $ 8,803     $10,717
   5/31/2003          $11,838           $ 9,371     $10,700
   6/30/2003          $11,941           $ 9,488     $10,711
   7/31/2003          $12,054           $ 9,630     $10,723
   8/31/2003          $12,178           $ 9,780     $10,764
   9/30/2003          $12,188           $ 9,684     $10,799
  10/31/2003          $12,754           $10,277     $10,787
  11/30/2003          $12,887           $10,416     $10,758
  12/31/2003          $13,550           $11,059     $10,746
   1/31/2004          $13,808           $11,253     $10,799
   2/29/2004          $14,180           $11,494     $10,857
   3/31/2004          $14,087           $11,394     $10,927
   4/30/2004          $13,942           $11,115     $10,962
   5/31/2004          $14,035           $11,228     $11,026
   6/30/2004          $14,241           $11,494     $11,061
   7/31/2004          $14,056           $11,332     $11,044
   8/31/2004          $14,283           $11,493     $11,050
   9/30/2004          $14,334           $11,671     $11,073
  10/31/2004          $14,469           $11,865     $11,131
  11/30/2004          $14,913           $12,465     $11,137
  12/31/2004          $15,367           $12,882     $11,096
   1/31/2005          $15,096           $12,654     $11,120
   2/28/2005          $15,242           $13,073     $11,184
   3/31/2005          $15,117           $12,894     $11,271
   4/30/2005          $14,815           $12,663     $11,347
   5/31/2005          $15,096           $12,968     $11,335
   6/30/2005          $14,982           $13,110     $11,341
   7/31/2005          $15,440           $13,489     $11,394
   8/31/2005          $15,284           $13,430     $11,452
   9/30/2005          $15,367           $13,619     $11,592
  10/31/2005          $15,252           $13,273     $11,615
  11/30/2005          $15,918           $13,707     $11,522
  12/31/2005          $15,951           $13,791     $11,475
   1/31/2006          $16,263           $14,327     $11,563
   2/28/2006          $16,328           $14,414     $11,586
   3/31/2006          $16,414           $14,610     $11,650
   4/30/2006          $16,889           $14,981     $11,749
   5/31/2006          $16,425           $14,602     $11,808
   6/30/2006          $16,371           $14,696     $11,831
   7/31/2006          $16,479           $15,053     $11,866
   8/31/2006          $16,964           $15,305     $11,889
   9/30/2006          $17,450           $15,610     $11,831
  10/31/2006          $17,859           $16,121     $11,767
  11/30/2006          $18,172           $16,489     $11,749
  12/31/2006          $18,549           $16,859     $11,767
   1/31/2007          $18,722           $17,075     $11,803
   2/28/2007          $18,365           $16,809     $11,866
   3/31/2007          $18,422           $17,069     $11,974
   4/30/2007          $19,056           $17,699     $12,052
   5/31/2007          $19,575           $18,338     $12,125
   6/30/2007          $19,264           $17,909     $12,149
   7/31/2007          $18,468           $17,081     $12,146
   8/31/2007          $18,710           $17,272     $12,123
   9/30/2007          $19,379           $17,866     $12,157
  10/31/2007          $19,310           $17,868     $12,183
  11/30/2007          $18,445           $16,994     $12,255
  12/31/2007          $18,405           $16,830     $12,247
   1/31/2008          $17,803           $16,156     $12,308
   2/29/2008          $17,339           $15,479     $12,344
   3/31/2008          $17,263           $15,363     $12,451
   4/30/2008          $18,129           $16,112     $12,526
   5/31/2008          $18,091           $16,086     $12,632
   6/30/2008          $16,536           $14,546     $12,759
   7/31/2008          $16,059           $14,494     $12,826
   8/31/2008          $16,310           $14,740     $12,775
   9/30/2008          $14,892           $13,657     $12,757
  10/31/2008          $12,333           $11,293     $12,628

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)           10/31/08
----------------           --------
1-Year                      -36.13%
5-Year                       -0.67%
Since Inception (6/1/00)     +2.52%

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKETS AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -18.98% and -6.78%.

(8.) Source: (C) 2008 Morningstar. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 33

Your Fund's Expenses

FRANKLIN LARGE CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               34 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  679.10              $ 5.82
Hypothetical (5% return before expenses)         $1,000           $1,018.20              $ 7.00
CLASS B
Actual                                           $1,000           $  676.40              $ 8.76
Hypothetical (5% return before expenses)         $1,000           $1,014.68              $10.53
CLASS C
Actual                                           $1,000           $  676.90              $ 8.77
Hypothetical (5% return before expenses)         $1,000           $1,014.68              $10.53
CLASS R
Actual                                           $1,000           $  678.30              $ 6.67
Hypothetical (5% return before expenses)         $1,000           $1,017.19              $ 8.01
ADVISOR CLASS
Actual                                           $1,000           $  680.30              $ 4.56
Hypothetical (5% return before expenses)         $1,000           $1,019.71              $ 5.48

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.38%; B: 2.08%; C: 2.08%; R: 1.58%; and
     Advisor: 1.08%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 35

Franklin MicroCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MicroCap Value Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $400 million at the time of purchase, which we believe are undervalued in the marketplace.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin MicroCap Value Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin MicroCap Value Fund - Class A had a -33.44% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Russell 2000(R) Value Index, which declined 30.54% for the same period.(1) Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 39.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $400 million, which we define as "microcap." Book value per share is a company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 91.


                               36 | Annual Report

MANAGER'S DISCUSSION

On October 31, 2008, the Fund's total net assets were $299.5 million, and short-term investments and other net assets stood at 19.3%, compared with total net assets of $501 million on October 31, 2007, and short-term investments and other net assets of 17.3%. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004. The close does not restrict existing shareholders from adding to or reducing their investment in the Fund, except that once an account is reduced to zero, it may not be reopened unless the Fund reopens. Net Fund outflows to existing shareholders were $38.0 million during the 12-month period.

We identified eight new investment opportunities during the fiscal year under review: Fred's, a discount retailer; Griffon, a diversified manufacturer; Origen Financial, a real estate financial services company in liquidation; Shoe Carnival, a footwear retailer; Spherion, a staffing company; Universal Stainless & Alloy, a steel products manufacturer; USA Truck, a medium-haul truckload carrier; and WSB Holding, a savings bank based in Maryland. We also added to several existing positions, including Alamo Group, Hardinge, Intertape Polymer, Mercer Insurance Group and P.A.M. Transportation Services. Cash deployed into new and existing positions totaled $39.8 million during the period.

Proceeds from portfolio sales and capital distributions totaled $49.8 million, including $12.6 million from takeovers Printronix and SEMCO Energy, announced prior to the period under review, and Gehl, announced during the reporting period. By contrast, more than half of the $49.5 million in total portfolio sales in the prior year's annual period was generated by takeovers. Historically, takeovers have been an important part of the Fund's investment returns. We believe the decline in takeovers reflects disruptions in the credit markets that began with subprime mortgages early in 2007. At the end of the period, there was a buyout offer pending for International Shipholding that the company was considering. We eliminated five other positions: Chromcraft Revington, Exponent, Maine & Maritimes, National RV Holdings, and Proliance International.

There were many more detractors from performance than contributors. These included Hardinge (machine tools), Smithfield Foods (meat products), RTI International Metals (titanium), PHI (helicopter transportation for the oil and gas industry), American Pacific (chemicals), Duckwall-ALCO Stores (retailing), Tandy Brands Accessories (fashion accessories), Mercer International (pulp products), Beverly Hills Bancorp (mortgage services), Delta Apparel (T-shirts, team uniforms and other activewear), and Arbor Realty Trust (real estate finance). Many of these

PORTFOLIO BREAKDOWN

Franklin MicroCap Value Fund
Based on Total Net Assets as of 10/31/08

                                  (BAR CHART)

Capital Goods                               12.4%
Food, Beverage & Tobacco                    11.0%
Materials                                    9.8%
Commercial & Professional Services           7.6%
Retailing                                    6.3%
Insurance                                    6.1%
Transportation                               5.6%
Consumer Durables & Apparel                  4.2%
Telecommunication Services                   3.7%
Food & Staples Retailing                     3.5%
Energy                                       2.9%
Banks                                        2.7%
Real Estate                                  2.4%
Other                                        2.5%
Short-Term Investments & Other Net Assets   19.3%


                               Annual Report | 37

TOP 10 EQUITY HOLDINGS
Franklin MicroCap Value Fund
10/31/08

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
---------------                         ----------
Seneca Foods Corp.                         3.7%
   FOOD, BEVERAGE & TOBACCO
Village Super Market Inc., A               3.5%
   FOOD & STAPLES RETAILING
International Shipholding Corp.            3.3%
   TRANSPORTATION
Atlantic Tele-Network Inc.                 3.2%
   TELECOMMUNICATION SERVICES
Healthcare Services Group Inc.             3.2%
   COMMERCIAL & PROFESSIONAL SERVICES
PHI Inc.                                   2.9%
   ENERGY
American Pacific Corp.                     2.6%
   MATERIALS
ACMAT Corp., A                             2.4%
   INSURANCE
Omega Protein Corp.                        2.1%
   FOOD, BEVERAGE & TOBACCO
Hardinge Inc.                              2.1%
   CAPITAL GOODS

and other detractors among our holdings gave up some of the significant gains achieved during our ownership. Unpleasant as that is, the market reflected conditions we believe were better suited to value investors like us than have existed since we closed the Fund to new investors in 2004.

Positions that contributed most positively to Fund performance during the 12 months included Gehl (construction equipment), International Shipholding (shipping), Village Super Market (grocery retailing), Fred's, Haverty Furniture (home furnishings retailing) and Shoe Carnival.

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF BRUCE C. BAUGHMAN)


/s/ Bruce C. Baughman
Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MicroCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               38 | Annual Report

Performance Summary as of 10/31/08

FRANKLIN MICROCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRMCX)                       CHANGE   10/31/08   10/31/07
-----------------------                      -------   --------   --------
Net Asset Value (NAV)                        -$18.93    $25.09     $44.02
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.4116
Long-Term Capital Gain             $5.2128
   TOTAL                           $5.6244

ADVISOR CLASS (SYMBOL: FVRMX)                 CHANGE   10/31/08   10/31/07
-----------------------------                -------   --------   --------
Net Asset Value (NAV)                        -$19.00    $25.14     $44.14
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.5273
Long-Term Capital Gain             $5.2128
  TOTAL                            $5.7401

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR    10-YEAR
-------                                        -------   -------   --------
Cumulative Total Return(1)                      -33.44%   +19.52%   +145.12%
Average Annual Total Return(2)                  -37.27%    +2.41%     +8.73%
Value of $10,000 Investment(3)                 $ 6,273   $11,263   $ 23,099
Avg. Ann. Total Return (9/30/08)(4)             -24.34%    +7.62%    +10.89%
   Total Annual Operating Expenses(5)   1.20%

ADVISOR CLASS(6)                                1-YEAR    5-YEAR   10-YEAR
----------------                               -------   -------   -------
Cumulative Total Return(1)                      -33.29%   +20.38%  +146.89%
Average Annual Total Return(2)                  -33.29%    +3.78%    +9.46%
Value of $10,000 Investment(3)                 $ 6,671   $12,038   $24,689
Avg. Ann. Total Return (9/30/08)(4)             -19.50%    +9.05%   +11.63%
   Total Annual Operating Expenses(5)   0.96%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 39

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

                  FRANKLIN MICROCAP    RUSSELL 2000
DATE            VALUE FUND - CLASS A    VALUE INDEX     CPI
----            --------------------   ------------   -------
   11/1/1998          $ 9,424            $10,000      $10,000
  11/30/1998          $ 9,689            $10,271      $10,000
  12/31/1998          $ 9,727            $10,593      $ 9,994
   1/31/1999          $ 9,813            $10,352      $10,018
   2/28/1999          $ 9,329            $ 9,646      $10,030
   3/31/1999          $ 9,002            $ 9,566      $10,061
   4/30/1999          $ 9,531            $10,439      $10,134
   5/31/1999          $10,009            $10,760      $10,134
   6/30/1999          $10,231            $11,150      $10,134
   7/31/1999          $10,362            $10,885      $10,165
   8/31/1999          $10,120            $10,487      $10,189
   9/30/1999          $ 9,420            $10,278      $10,238
  10/31/1999          $ 9,274            $10,072      $10,256
  11/30/1999          $ 9,368            $10,124      $10,262
  12/31/1999          $ 9,340            $10,435      $10,262
   1/31/2000          $ 9,691            $10,162      $10,293
   2/29/2000          $ 9,839            $10,784      $10,354
   3/31/2000          $ 9,916            $10,834      $10,439
   4/30/2000          $ 9,554            $10,898      $10,445
   5/31/2000          $ 9,603            $10,732      $10,457
   6/30/2000          $ 9,959            $11,045      $10,512
   7/31/2000          $10,080            $11,414      $10,537
   8/31/2000          $10,693            $11,924      $10,537
   9/30/2000          $10,666            $11,856      $10,591
  10/31/2000          $10,343            $11,814      $10,610
  11/30/2000          $10,162            $11,574      $10,616
  12/31/2000          $10,467            $12,817      $10,610
   1/31/2001          $11,419            $13,171      $10,677
   2/28/2001          $11,704            $13,153      $10,720
   3/31/2001          $12,188            $12,942      $10,744
   4/30/2001          $12,792            $13,541      $10,787
   5/31/2001          $13,960            $13,889      $10,835
   6/30/2001          $14,074            $14,448      $10,854
   7/31/2001          $14,405            $14,124      $10,823
   8/31/2001          $14,445            $14,075      $10,823
   9/30/2001          $13,579            $12,521      $10,872
  10/31/2001          $14,046            $12,848      $10,835
  11/30/2001          $14,080            $13,772      $10,817
  12/31/2001          $14,788            $14,615      $10,774
   1/31/2002          $15,201            $14,809      $10,799
   2/28/2002          $15,291            $14,899      $10,841
   3/31/2002          $16,130            $16,015      $10,902
   4/30/2002          $16,837            $16,578      $10,963
   5/31/2002          $17,047            $16,030      $10,963
   6/30/2002          $16,909            $15,675      $10,970
   7/31/2002          $15,303            $13,346      $10,982
   8/31/2002          $15,214            $13,287      $11,018
   9/30/2002          $14,423            $12,338      $11,037
  10/31/2002          $14,435            $12,523      $11,055
  11/30/2002          $15,166            $13,523      $11,055
  12/31/2002          $15,381            $12,945      $11,030
   1/31/2003          $15,292            $12,581      $11,079
   2/28/2003          $14,662            $12,158      $11,165
   3/31/2003          $14,592            $12,287      $11,232
   4/30/2003          $14,904            $13,455      $11,207
   5/31/2003          $15,724            $14,828      $11,189
   6/30/2003          $16,347            $15,080      $11,201
   7/31/2003          $17,205            $15,832      $11,213
   8/31/2003          $17,904            $16,433      $11,256
   9/30/2003          $18,145            $16,244      $11,293
  10/31/2003          $19,327            $17,569      $11,280
  11/30/2003          $20,084            $18,243      $11,250
  12/31/2003          $20,983            $18,903      $11,238
   1/31/2004          $21,274            $19,557      $11,293
   2/29/2004          $21,372            $19,936      $11,354
   3/31/2004          $22,059            $20,211      $11,427
   4/30/2004          $21,832            $19,166      $11,463
   5/31/2004          $21,838            $19,397      $11,530
   6/30/2004          $22,500            $20,383      $11,567
   7/31/2004          $22,072            $19,446      $11,549
   8/31/2004          $21,806            $19,636      $11,555
   9/30/2004          $22,247            $20,413      $11,579
  10/31/2004          $22,350            $20,730      $11,640
  11/30/2004          $23,796            $22,570      $11,646
  12/31/2004          $24,342            $23,108      $11,604
   1/31/2005          $24,301            $22,214      $11,628
   2/28/2005          $25,038            $22,656      $11,695
   3/31/2005          $24,458            $22,189      $11,787
   4/30/2005          $23,885            $21,045      $11,866
   5/31/2005          $24,362            $22,328      $11,854
   6/30/2005          $24,983            $23,315      $11,860
   7/31/2005          $26,566            $24,642      $11,915
   8/31/2005          $26,348            $24,076      $11,976
   9/30/2005          $26,511            $24,037      $12,122
  10/31/2005          $26,027            $23,433      $12,146
  11/30/2005          $26,723            $24,383      $12,049
  12/31/2005          $27,318            $24,196      $12,000
   1/31/2006          $28,699            $26,197      $12,091
   2/28/2006          $28,766            $26,195      $12,116
   3/31/2006          $30,501            $27,464      $12,183
   4/30/2006          $30,331            $27,537      $12,287
   5/31/2006          $29,969            $26,397      $12,348
   6/30/2006          $29,888            $26,721      $12,372
   7/31/2006          $29,113            $26,351      $12,409
   8/31/2006          $29,526            $27,138      $12,433
   9/30/2006          $29,799            $27,403      $12,372
  10/31/2006          $30,516            $28,798      $12,305
  11/30/2006          $31,993            $29,619      $12,287
  12/31/2006          $32,765            $29,877      $12,305
   1/31/2007          $33,309            $30,325      $12,342
   2/28/2007          $34,097            $29,952      $12,408
   3/31/2007          $34,570            $30,314      $12,521
   4/30/2007          $35,217            $30,628      $12,603
   5/31/2007          $36,005            $31,752      $12,680
   6/30/2007          $35,832            $31,011      $12,704
   7/31/2007          $35,012            $28,372      $12,701
   8/31/2007          $34,720            $28,940      $12,678
   9/30/2007          $34,610            $29,071      $12,713
  10/31/2007          $34,704            $29,388      $12,740
  11/30/2007          $31,724            $27,186      $12,816
  12/31/2007          $31,385            $26,956      $12,807
   1/31/2008          $30,925            $25,850      $12,871
   2/29/2008          $29,885            $24,823      $12,908
   3/31/2008          $29,848            $25,197      $13,020
   4/30/2008          $29,664            $25,994      $13,099
   5/31/2008          $30,603            $26,883      $13,209
   6/30/2008          $28,577            $24,303      $13,342
   7/31/2008          $29,130            $25,549      $13,412
   8/31/2008          $29,783            $26,764      $13,359
   9/30/2008          $27,785            $25,509      $13,340
  10/31/2008          $23,099            $20,413      $13,206

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/08
-------   --------
1-Year     -37.27%
5-Year      +2.41%
10-Year     +8.73%

ADVISOR CLASS (11/1/98-10/31/08)(6)

                               (PERFORMANCE GRAPH)

                  FRANKLIN MICROCAP
                VALUE FUND - ADVISOR   RUSSELL 2000
DATE                    CLASS           VALUE INDEX     CPI
----            --------------------   ------------   -------
   11/1/1998          $10,000            $10,000      $10,000
  11/30/1998          $10,281            $10,271      $10,000
  12/31/1998          $10,322            $10,593      $ 9,994
   1/31/1999          $10,413            $10,352      $10,018
   2/28/1999          $ 9,900            $ 9,646      $10,030
   3/31/1999          $ 9,553            $ 9,566      $10,061
   4/30/1999          $10,114            $10,439      $10,134
   5/31/1999          $10,622            $10,760      $10,134
   6/30/1999          $10,857            $11,150      $10,134
   7/31/1999          $10,996            $10,885      $10,165
   8/31/1999          $10,739            $10,487      $10,189
   9/30/1999          $ 9,996            $10,278      $10,238
  10/31/1999          $ 9,841            $10,072      $10,256
  11/30/1999          $ 9,941            $10,124      $10,262
  12/31/1999          $ 9,912            $10,435      $10,262
   1/31/2000          $10,284            $10,162      $10,293
   2/29/2000          $10,441            $10,784      $10,354
   3/31/2000          $10,522            $10,834      $10,439
   4/30/2000          $10,138            $10,898      $10,445
   5/31/2000          $10,191            $10,732      $10,457
   6/30/2000          $10,569            $11,045      $10,512
   7/31/2000          $10,697            $11,414      $10,537
   8/31/2000          $11,348            $11,924      $10,537
   9/30/2000          $11,319            $11,856      $10,591
  10/31/2000          $10,976            $11,814      $10,610
  11/30/2000          $10,784            $11,574      $10,616
  12/31/2000          $11,108            $12,817      $10,610
   1/31/2001          $12,117            $13,171      $10,677
   2/28/2001          $12,420            $13,153      $10,720
   3/31/2001          $12,934            $12,942      $10,744
   4/30/2001          $13,575            $13,541      $10,787
   5/31/2001          $14,814            $13,889      $10,835
   6/30/2001          $14,935            $14,448      $10,854
   7/31/2001          $15,286            $14,124      $10,823
   8/31/2001          $15,328            $14,075      $10,823
   9/30/2001          $14,409            $12,521      $10,872
  10/31/2001          $14,905            $12,848      $10,835
  11/30/2001          $14,941            $13,772      $10,817
  12/31/2001          $15,692            $14,615      $10,774
   1/31/2002          $16,131            $14,809      $10,799
   2/28/2002          $16,227            $14,899      $10,841
   3/31/2002          $17,117            $16,015      $10,902
   4/30/2002          $17,867            $16,578      $10,963
   5/31/2002          $18,090            $16,030      $10,963
   6/30/2002          $17,944            $15,675      $10,970
   7/31/2002          $16,240            $13,346      $10,982
   8/31/2002          $16,144            $13,287      $11,018
   9/30/2002          $15,305            $12,338      $11,037
  10/31/2002          $15,318            $12,523      $11,055
  11/30/2002          $16,093            $13,523      $11,055
  12/31/2002          $16,321            $12,945      $11,030
   1/31/2003          $16,227            $12,581      $11,079
   2/28/2003          $15,559            $12,158      $11,165
   3/31/2003          $15,485            $12,287      $11,232
   4/30/2003          $15,816            $13,455      $11,207
   5/31/2003          $16,686            $14,828      $11,189
   6/30/2003          $17,347            $15,080      $11,201
   7/31/2003          $18,257            $15,832      $11,213
   8/31/2003          $18,999            $16,433      $11,256
   9/30/2003          $19,255            $16,244      $11,293
  10/31/2003          $20,510            $17,569      $11,280
  11/30/2003          $21,312            $18,243      $11,250
  12/31/2003          $22,266            $18,903      $11,238
   1/31/2004          $22,576            $19,557      $11,293
   2/29/2004          $22,679            $19,936      $11,354
   3/31/2004          $23,408            $20,211      $11,427
   4/30/2004          $23,167            $19,166      $11,463
   5/31/2004          $23,174            $19,397      $11,530
   6/30/2004          $23,876            $20,383      $11,567
   7/31/2004          $23,422            $19,446      $11,549
   8/31/2004          $23,140            $19,636      $11,555
   9/30/2004          $23,608            $20,413      $11,579
  10/31/2004          $23,718            $20,730      $11,640
  11/30/2004          $25,252            $22,570      $11,646
  12/31/2004          $25,831            $23,108      $11,604
   1/31/2005          $25,788            $22,214      $11,628
   2/28/2005          $26,570            $22,656      $11,695
   3/31/2005          $25,954            $22,189      $11,787
   4/30/2005          $25,346            $21,045      $11,866
   5/31/2005          $25,853            $22,328      $11,854
   6/30/2005          $26,512            $23,315      $11,860
   7/31/2005          $28,191            $24,642      $11,915
   8/31/2005          $27,960            $24,076      $11,976
   9/30/2005          $28,133            $24,037      $12,122
  10/31/2005          $27,619            $23,433      $12,146
  11/30/2005          $28,365            $24,383      $12,049
  12/31/2005          $29,004            $24,196      $12,000
   1/31/2006          $30,470            $26,197      $12,091
   2/28/2006          $30,548            $26,195      $12,116
   3/31/2006          $32,405            $27,464      $12,183
   4/30/2006          $32,233            $27,537      $12,287
   5/31/2006          $31,849            $26,397      $12,348
   6/30/2006          $31,771            $26,721      $12,372
   7/31/2006          $30,956            $26,351      $12,409
   8/31/2006          $31,402            $27,138      $12,433
   9/30/2006          $31,700            $27,403      $12,372
  10/31/2006          $32,468            $28,798      $12,305
  11/30/2006          $34,043            $29,619      $12,287
  12/31/2006          $34,872            $29,877      $12,305
   1/31/2007          $35,458            $30,325      $12,342
   2/28/2007          $36,297            $29,952      $12,408
   3/31/2007          $36,808            $30,314      $12,521
   4/30/2007          $37,504            $30,628      $12,603
   5/31/2007          $38,351            $31,752      $12,680
   6/30/2007          $38,175            $31,011      $12,704
   7/31/2007          $37,311            $28,372      $12,701
   8/31/2007          $37,001            $28,940      $12,678
   9/30/2007          $36,892            $29,071      $12,713
  10/31/2007          $37,010            $29,388      $12,740
  11/30/2007          $33,832            $27,186      $12,816
  12/31/2007          $33,478            $26,956      $12,807
   1/31/2008          $32,997            $25,850      $12,871
   2/29/2008          $31,897            $24,823      $12,908
   3/31/2008          $31,857            $25,197      $13,020
   4/30/2008          $31,671            $25,994      $13,099
   5/31/2008          $32,682            $26,883      $13,209
   6/30/2008          $30,522            $24,303      $13,342
   7/31/2008          $31,121            $25,549      $13,412
   8/31/2008          $31,818            $26,764      $13,359
   9/30/2008          $29,697            $25,509      $13,340
  10/31/2008          $24,689            $20,413      $13,206

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)   10/31/08
----------------   --------
1-Year              -33.29%
5-Year               +3.78%
10-Year              +9.46%


                               40 | Annual Report

ENDNOTES

THE FUND'S ABILITY TO INVEST IN SMALLER-COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES ADDITIONAL RISKS SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -10.91% and -3.78%.

(7.) Source: (C) 2008 Morningstar. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 41

Your Fund's Expenses

FRANKLIN MICROCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               42 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 5/1/08      VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  778.70              $5.01
Hypothetical (5% return before expenses)         $1,000           $1,019.51              $5.69
ADVISOR CLASS
Actual                                           $1,000           $  779.50              $3.94
Hypothetical (5% return before expenses)         $1,000           $1,020.71              $4.47

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.12% and Advisor: 0.88%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 43

Franklin MidCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MidCap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap(TM) Index.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin MidCap Value Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin MidCap Value Fund - Class A had a -37.14% cumulative total return for the 12 months under review. The Fund performed comparably to its benchmark, the Russell Midcap Value Index, which declined 38.83% for the same period.2 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find more of the Fund's performance data in the Performance Summary beginning on page 47.

INVESTMENT STRATEGY

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund will invest in companies with valuable intangibles not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) The Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 99.


                               44 | Annual Report

MANAGER'S DISCUSSION

For the 12 months under review, many stocks declined in value. Key detractors from Fund performance included capital goods manufacturer Oshkosh, whose share price fell largely due to fears that a weak economy could negatively impact results. Financial companies KKR Private Equity Investors and CIT Group hindered Fund performance as they suffered amid the financial and credit market crises.

On a positive note, during the Fund's fiscal year contributors to performance included J.B. Hunt Transport Services, which experienced growth in its intermodal business that helped offset weak demand and high fuel costs for traditional trucking services. Discount retailer Family Dollar Stores also helped Fund performance as consumers became increasingly cost-conscious amid the difficult economic environment. Coal company Peabody Energy was also a key contributor to performance.

During the reporting period, we added to several existing holdings, as well as initiated positions in 10 stocks we believed were attractively valued. Our new positions were in electrical systems and components manufacturer Eaton, mortgage banking company Freddie Mac (sold by period-end), motorcycle manufacturer Harley Davidson, independent clinical laboratory company Laboratory Corp. of America Holdings, department store Nordstrom, staffing and consulting firm Robert Half International, electric and natural gas company Sempra Energy, diversified utility company Sierra Pacific Resources, capital equipment manufacturer Terex, and offshore energy services company Tidewater.

We liquidated 14 positions during the fiscal year, either because we believed the stocks were fully valued, the companies' fundamentals had deteriorated, or they were insignificant positions. Sales included several finance-related holdings including insurance companies American National Insurance, Mercury General, Montpelier Re Holdings, MGIC Investment, Radian Group and The PMI Group, as well as the aforementioned Freddie Mac. Other liquidations were specialty chemicals company Cabot, home builder Lennar, contract research organization Pharmaceutical Product Development, beauty supplies distributor Sally Beauty Holdings, Southwest Airlines, The Hershey Co. and apparel maker Timberland.

PORTFOLIO BREAKDOWN
Franklin MidCap Value Fund
Based on Total Net Assets as of 10/31/08

                                  (BAR CHART)

Capital Goods                                    16.2%
Materials                                        11.7%
Utilities                                        11.4%
Energy                                            9.7%
Consumer Durables & Apparel                       7.8%
Food, Beverage & Tobacco                          7.7%
Insurance                                         5.9%
Health Care Equipment & Services                  5.0%
Retailing                                         4.6%
Automobiles & Components                          3.4%
Software & Services                               3.0%
Pharmaceuticals, Biotechnology & Life Sciences    2.6%
Other                                             9.0%
Short-Term Investments & Other Net Assets         2.0%


                               Annual Report | 45

TOP 10 EQUITY HOLDINGS
Franklin MidCap Value Fund
10/31/08

COMPANY                          % OF TOTAL
SECTOR/INDUSTRY                  NET ASSETS
---------------                  ----------
Dean Foods Co.                      3.7%
   FOOD, BEVERAGE & TOBACCO
McCormick & Co. Inc.                3.2%
   FOOD, BEVERAGE & TOBACCO
DTE Energy Co.                      3.1%
   UTILITIES
SAIC Inc.                           3.0%
   SOFTWARE & SERVICES
Atmos Energy Corp.                  2.8%
   UTILITIES
Roper Industries Inc.               2.7%
   CAPITAL GOODS
Carlisle Cos. Inc.                  2.6%
   CAPITAL GOODS
Erie Indemnity Co., A               2.6%
   INSURANCE
Dover Corp.                         2.5%
   CAPITAL GOODS
Fortune Brands Inc.                 2.5%
   CONSUMER DURABLES & APPAREL

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF SAM KERNER)


/s/ Sam Kerner
Sam Kerner, CFA
Lead Portfolio Manager


Bruce C. Baughman, CPA
William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MidCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               46 | Annual Report

Performance Summary as of 10/31/08

FRANKLIN MIDCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMVAX)                      CHANGE  10/31/08   10/31/07
-----------------------                      ------  --------   --------
Net Asset Value (NAV)                        -$4.61   $7.31      $11.92
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.1284
Short-Term Capital Gain            $0.0278
Long-Term Capital Gain             $0.1187
   TOTAL                           $0.2749

CLASS C (SYMBOL: FMVCX)                      CHANGE  10/31/08   10/31/07
-----------------------                      ------  --------   --------
Net Asset Value (NAV)                        -$4.57   $7.24      $11.81
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.0597
Short-Term Capital Gain            $0.0278
Long-Term Capital Gain             $0.1187
   TOTAL                           $0.2062

CLASS R (SYMBOL: N/A)                        CHANGE  10/31/08   10/31/07
---------------------                        ------  --------   --------
Net Asset Value (NAV)                        -$4.57   $7.30      $11.87
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.0813
Short-Term Capital Gain            $0.0278
Long-Term Capital Gain             $0.1187
   TOTAL                           $0.2278

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE  10/31/08   10/31/07
---------------------------                  ------  --------   --------
Net Asset Value (NAV)                        -$4.64   $7.35      $11.99
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.1652
Short-Term Capital Gain            $0.0278
Long-Term Capital Gain             $0.1187
   TOTAL                           $0.3117


                               Annual Report | 47

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR     3-YEAR    INCEPTION (7/1/05)
-------                                         --------   --------   ------------------
Cumulati ve Total Return(2)                      -37.14%    -20.77%         -22.35%
Average Annual Total Return(3)                   -40.77%     -9.28%          -8.94%
Value of $10,000 Investment(4)                  $ 5,923    $ 7,466         $ 7,318
Avg. Ann. Total Return (9/30/08)(5)              -24.77%     -2.88%          -2.27%
   Total Annual Operating Expenses(6)
Without Waiver                          1.67%
With Waiver                             1.40%

CLASS C                                          1-YEAR     3-YEAR    INCEPTION (7/1/05)
-------                                         --------   --------   ------------------
Cumulati ve Total Return(2)                      -37.54%    -22.32%         -24.03%
Average Annual Total Return(3)                   -38.16%     -8.07%          -7.91%
Value of $10,000 Investment(4)                  $ 6,184    $ 7,768         $ 7,597
Avg. Ann. Total Return (9/30/08)(5)              -21.35%     -1.56%          -1.08%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.30%
      With Waiver                       2.03%

CLASS R                                          1-YEAR     3-YEAR    INCEPTION (7/1/05)
-------                                         --------   --------   ------------------
Cumulati ve Total Return(2)                      -37.23%    -21.15%         -22.73%
Average Annual Total Return(3)                   -37.23%     -7.62%          -7.44%
Value of $10,000 Investment(4)                  $ 6,277    $ 7,885         $ 7,727
Avg. Ann. Total Return (9/30/08)(5)              -20.31%     -1.09%          -0.61%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.82%
      With Waiver                       1.55%

ADVISOR CLASS                                    1-YEAR     3-YEAR    INCEPTION (7/1/05)
-------------                                   --------   --------   ------------------
Cumulati ve Total Return(2)                      -36.97%    -19.92%         -21.44%
Average Annual Total Return(3)                   -36.97%     -7.14%          -6.98%
Value of $10,000 Investment(4)                  $ 6,303    $ 8,008         $ 7,856
Avg. Ann. Total Return (9/30/08)(5)              -19.86%     -0.56%          -0.09%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.32%
      With Waiver                       1.05%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER FOR EACH CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/09.


                               48 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (7/1/05-10/31/08)

                              (PERFORMANCE GRAPH)

                  FRANKLIN         RUSSELL
                MIDCAP VALUE       MIDCAP
DATE            FUND - CLASS A   VALUE INDEX     CPI
----            --------------   -----------   -------
  7/1/2005          $ 9,425        $10,000     $10,000
 7/31/2005          $ 9,774        $10,476     $10,046
 8/31/2005          $ 9,595        $10,394     $10,098
 9/30/2005          $ 9,548        $10,535     $10,221
10/31/2005          $ 9,237        $10,213     $10,242
11/30/2005          $ 9,755        $10,573     $10,159
12/31/2005          $ 9,775        $10,676     $10,118
 1/31/2006          $10,144        $11,139     $10,195
 2/28/2006          $10,192        $11,244     $10,216
 3/31/2006          $10,391        $11,489     $10,272
 4/30/2006          $10,448        $11,600     $10,360
 5/31/2006          $10,211        $11,357     $10,411
 6/30/2006          $10,249        $11,425     $10,432
 7/31/2006          $10,002        $11,361     $10,463
 8/31/2006          $10,324        $11,679     $10,483
 9/30/2006          $10,476        $11,829     $10,432
10/31/2006          $10,779        $12,308     $10,375
11/30/2006          $11,149        $12,705     $10,360
12/31/2006          $11,135        $12,834     $10,375
 1/31/2007          $11,468        $13,230     $10,407
 2/28/2007          $11,487        $13,309     $10,463
 3/31/2007          $11,604        $13,458     $10,558
 4/30/2007          $12,054        $13,880     $10,627
 5/31/2007          $12,542        $14,358     $10,691
 6/30/2007          $12,288        $13,949     $10,712
 7/31/2007          $11,507        $13,172     $10,709
 8/31/2007          $11,370        $13,131     $10,690
 9/30/2007          $11,624        $13,454     $10,719
10/31/2007          $11,643        $13,505     $10,742
11/30/2007          $11,174        $12,793     $10,806
12/31/2007          $11,163        $12,652     $10,799
 1/31/2008          $10,732        $12,075     $10,852
 2/29/2008          $10,452        $11,677     $10,884
 3/31/2008          $10,292        $11,558     $10,978
 4/30/2008          $10,903        $12,263     $11,045
 5/31/2008          $11,253        $12,698     $11,138
 6/30/2008          $10,372        $11,566     $11,250
 7/31/2008          $10,172        $11,433     $11,309
 8/31/2008          $10,362        $11,760     $11,264
 9/30/2008          $ 9,281        $10,696     $11,248
10/31/2008          $ 7,318        $ 8,262     $11,135

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    10/31/08
-------                    --------
1-Year                      -40.77%
3-Year                       -9.28%
Since Inception (7/1/05)     -8.94%

CLASS C (7/1/05-10/31/08)

                              (PERFORMANCE GRAPH)

                  FRANKLIN         RUSSELL
                MIDCAP VALUE       MIDCAP
DATE            FUND - CLASS C   VALUE INDEX     CPI
----            --------------   -----------   -------
  7/1/2005          $10,000        $10,000     $10,000
 7/31/2005          $10,360        $10,476     $10,046
 8/31/2005          $10,170        $10,394     $10,098
 9/30/2005          $10,120        $10,535     $10,221
10/31/2005          $ 9,780        $10,213     $10,242
11/30/2005          $10,320        $10,573     $10,159
12/31/2005          $10,335        $10,676     $10,118
 1/31/2006          $10,727        $11,139     $10,195
 2/28/2006          $10,767        $11,244     $10,216
 3/31/2006          $10,968        $11,489     $10,272
 4/30/2006          $11,029        $11,600     $10,360
 5/31/2006          $10,767        $11,357     $10,411
 6/30/2006          $10,798        $11,425     $10,432
 7/31/2006          $10,536        $11,361     $10,463
 8/31/2006          $10,868        $11,679     $10,483
 9/30/2006          $11,029        $11,829     $10,432
10/31/2006          $11,340        $12,308     $10,375
11/30/2006          $11,732        $12,705     $10,360
12/31/2006          $11,701        $12,834     $10,375
 1/31/2007          $12,041        $13,230     $10,407
 2/28/2007          $12,062        $13,309     $10,463
 3/31/2007          $12,175        $13,458     $10,558
 4/30/2007          $12,639        $13,880     $10,627
 5/31/2007          $13,143        $14,358     $10,691
 6/30/2007          $12,875        $13,949     $10,712
 7/31/2007          $12,051        $13,172     $10,709
 8/31/2007          $11,897        $13,131     $10,690
 9/30/2007          $12,154        $13,454     $10,719
10/31/2007          $12,165        $13,505     $10,742
11/30/2007          $11,670        $12,793     $10,806
12/31/2007          $11,659        $12,652     $10,799
 1/31/2008          $11,197        $12,075     $10,852
 2/29/2008          $10,903        $11,677     $10,884
 3/31/2008          $10,735        $11,558     $10,978
 4/30/2008          $11,365        $12,263     $11,045
 5/31/2008          $11,722        $12,698     $11,138
 6/30/2008          $10,798        $11,566     $11,250
 7/31/2008          $10,578        $11,433     $11,309
 8/31/2008          $10,777        $11,760     $11,264
 9/30/2008          $ 9,654        $10,696     $11,248
10/31/2008          $ 7,597        $ 8,262     $11,135

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    10/31/08
-------                    --------
1-Year                      -38.16%
3-Year                       -8.07%
Since Inception (7/1/05)     -7.91%


                               Annual Report | 49

CLASS R (7/1/05-10/31/08)

                              (PERFORMANCE GRAPH)

                  FRANKLIN         RUSSELL
                MIDCAP VALUE       MIDCAP
DATE            FUND - CLASS R   VALUE INDEX     CPI
----            --------------   -----------   -------
  7/1/2005          $10,000        $10,000     $10,000
 7/31/2005          $10,370        $10,476     $10,046
 8/31/2005          $10,180        $10,394     $10,098
 9/30/2005          $10,130        $10,535     $10,221
10/31/2005          $ 9,800        $10,213     $10,242
11/30/2005          $10,340        $10,573     $10,159
12/31/2005          $10,358        $10,676     $10,118
 1/31/2006          $10,761        $11,139     $10,195
 2/28/2006          $10,801        $11,244     $10,216
 3/31/2006          $11,012        $11,489     $10,272
 4/30/2006          $11,072        $11,600     $10,360
 5/31/2006          $10,821        $11,357     $10,411
 6/30/2006          $10,861        $11,425     $10,432
 7/31/2006          $10,590        $11,361     $10,463
 8/31/2006          $10,932        $11,679     $10,483
 9/30/2006          $11,103        $11,829     $10,432
10/31/2006          $11,414        $12,308     $10,375
11/30/2006          $11,807        $12,705     $10,360
12/31/2006          $11,781        $12,834     $10,375
 1/31/2007          $12,144        $13,230     $10,407
 2/28/2007          $12,165        $13,309     $10,463
 3/31/2007          $12,289        $13,458     $10,558
 4/30/2007          $12,756        $13,880     $10,627
 5/31/2007          $13,264        $14,358     $10,691
 6/30/2007          $13,005        $13,949     $10,712
 7/31/2007          $12,175        $13,172     $10,709
 8/31/2007          $12,030        $13,131     $10,690
 9/30/2007          $12,300        $13,454     $10,719
10/31/2007          $12,310        $13,505     $10,742
11/30/2007          $11,812        $12,793     $10,806
12/31/2007          $11,802        $12,652     $10,799
 1/31/2008          $11,337        $12,075     $10,852
 2/29/2008          $11,051        $11,677     $10,884
 3/31/2008          $10,881        $11,558     $10,978
 4/30/2008          $11,516        $12,263     $11,045
 5/31/2008          $11,887        $12,698     $11,138
 6/30/2008          $10,966        $11,566     $11,250
 7/31/2008          $10,744        $11,433     $11,309
 8/31/2008          $10,945        $11,760     $11,264
 9/30/2008          $ 9,802        $10,696     $11,248
10/31/2008          $ 7,727        $ 8,262     $11,135

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/08
-------                    --------
1-Year                      -37.23%
3-Year                       -7.62%
Since Inception (7/1/05)     -7.44%

ADVISOR CLASS (7/1/05-10/31/08)

                              (PERFORMANCE GRAPH)


                FRANKLIN MIDCAP    RUSSELL
                  VALUE FUND -     MIDCAP
DATE             ADVISOR CLASS   VALUE INDEX     CPI
----            ---------------  -----------   -------
  7/1/2005          $10,000        $10,000     $10,000
 7/31/2005          $10,370        $10,476     $10,046
 8/31/2005          $10,190        $10,394     $10,098
 9/30/2005          $10,140        $10,535     $10,221
10/31/2005          $ 9,810        $10,213     $10,242
11/30/2005          $10,360        $10,573     $10,159
12/31/2005          $10,389        $10,676     $10,118
 1/31/2006          $10,781        $11,139     $10,195
 2/28/2006          $10,842        $11,244     $10,216
 3/31/2006          $11,053        $11,489     $10,272
 4/30/2006          $11,123        $11,600     $10,360
 5/31/2006          $10,872        $11,357     $10,411
 6/30/2006          $10,912        $11,425     $10,432
 7/31/2006          $10,650        $11,361     $10,463
 8/31/2006          $10,993        $11,679     $10,483
 9/30/2006          $11,164        $11,829     $10,432
10/31/2006          $11,496        $12,308     $10,375
11/30/2006          $11,898        $12,705     $10,360
12/31/2006          $11,881        $12,834     $10,375
 1/31/2007          $12,245        $13,230     $10,407
 2/28/2007          $12,266        $13,309     $10,463
 3/31/2007          $12,391        $13,458     $10,558
 4/30/2007          $12,879        $13,880     $10,627
 5/31/2007          $13,399        $14,358     $10,691
 6/30/2007          $13,139        $13,949     $10,712
 7/31/2007          $12,308        $13,172     $10,709
 8/31/2007          $12,162        $13,131     $10,690
 9/30/2007          $12,443        $13,454     $10,719
10/31/2007          $12,464        $13,505     $10,742
11/30/2007          $11,954        $12,793     $10,806
12/31/2007          $11,949        $12,652     $10,799
 1/31/2008          $11,490        $12,075     $10,852
 2/29/2008          $11,201        $11,677     $10,884
 3/31/2008          $11,030        $11,558     $10,978
 4/30/2008          $11,693        $12,263     $11,045
 5/31/2008          $12,067        $12,698     $11,138
 6/30/2008          $11,126        $11,566     $11,250
 7/31/2008          $10,913        $11,433     $11,309
 8/31/2008          $11,116        $11,760     $11,264
 9/30/2008          $ 9,972        $10,696     $11,248
10/31/2008          $ 7,856        $ 8,262     $11,135

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              10/31/08
-------------              --------
1-Year                      -36.97%
3-Year                       -7.14%
Since Inception (7/1/05)     -6.98%


                               50 | Annual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. HISTORICALLY, MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. MIDSIZE COMPANIES MAY BE MORE SUSCEPTIBLE TO PARTICULAR ECONOMIC EVENTS OR COMPETITIVE FACTORS THAN ARE LARGER, MORE BROADLY DIVERSIFIED COMPANIES. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: (C) 2008 Morningstar. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 51

Your Fund's Expenses

FRANKLIN MIDCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               52 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  671.30              $ 5.88
Hypothetical (5% return before expenses)         $1,000           $1,018.10              $ 7.10
CLASS C
Actual                                           $1,000           $  668.50              $ 8.51
Hypothetical (5% return before expenses)         $1,000           $1,014.93              $10.28
CLASS R
Actual                                           $1,000           $  671.00              $ 6.51
Hypothetical (5% return before expenses)         $1,000           $1,017.34              $ 7.86
ADVISOR CLASS
Actual                                           $1,000           $  671.80              $ 4.41
Hypothetical (5% return before expenses)         $1,000           $1,019.86              $ 5.33

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.40%; C: 2.03%; R:
     1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 53

Franklin Small Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Value Fund seeks long-term capital appreciation by investing at least 80% of net assets in securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Small Cap Value Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin Small Cap Value Fund - Class A had a -34.67% cumulative total return for the 12 months under review. The Fund performed comparably to its benchmark, the Russell 2500(TM) Value Index, which declined 33.64% for the same period.(1) Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 57.

INVESTMENT STRATEGY

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider is their fair market value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 107.


                               54 | Annual Report

MANAGER'S DISCUSSION

During the year under review, many holdings declined in value. Detractors from performance included stocks from industries hurt by the slowing economy and reduced consumer spending. Notable among the Fund's poor performers during the fiscal year were consumer recreational products manufacturer Brunswick, hair salon operator Regis and recreational vehicle manufacturer Thor Industries.

In contrast, top contributors to performance included regional bank TrustCo Bank Corp. NY, which gained value as it focused on maintaining a conservative balance sheet and was not involved in subprime lending, the source for much of the financial industry's problems. The company reported improved income and earnings during the period. Railroad operator Genesee & Wyoming helped Fund performance as the company posted better-than-expected results during the period, aided by acquisitions and improved operations. Genlyte Group, a commercial and residential lighting manufacturer, also helped results. The company was acquired in early 2008 by Royal Philips Electronics for cash at a 52% premium to Genlyte's share price prior to the deal's announcement in November 2007.

During the reporting period, we invested in six new positions: automotive safety systems manufacturer Autoliv, oil and natural gas equipment maker CARBO Ceramics, industrial goods manufacturer Lincoln Electric Holdings, industrial lasers and supplies producer Rofin-Sinar Technologies, retailer Saks and workers compensation insurance provider Zenith National Insurance. We also added significantly to several existing positions including Benchmark Electronics, Old Republic International and Sierra Pacific Resources.

The Fund liquidated 23 positions during the fiscal year. Aside from the aforementioned Genlyte, which was acquired during the period, we sold the other positions either because we believed the shares were fully valued or the companies' fundamentals had deteriorated.

PORTFOLIO BREAKDOWN
Franklin Small Cap Value Fund
Based on Total Net Assets as of 10/31/08

Capital Goods                               21.8%
Insurance                                   11.0%
Materials                                   10.1%
Energy                                       7.6%
Retailing                                    7.0%
Consumer Durables & Apparel                  6.4%
Banks                                        4.2%
Technology Hardware & Equipment              3.5%
Transportation                               3.0%
Automobiles & Components                     3.0%
Health Care Equipment & Services             2.6%
Commercial & Professional Services           2.3%
Utilities                                    2.3%
Other                                        3.2%
Short-Term Investments & Other Net Assets   12.0%


                               Annual Report | 55

TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund
10/31/08

COMPANY                              % OF TOTAL
SECTOR/INDUSTRY                      NET ASSETS
---------------                      ----------
TrustCo Bank Corp. NY                   2.3%
   BANKS
IPC Holdings Ltd.                       1.8%
   INSURANCE
Westlake Chemical Corp.                 1.7%
   MATERIALS
Brady Corp., A                          1.7%
   CAPITAL GOODS
Old Republic International Corp.        1.7%
   INSURANCE
Aspen Insurance Holdings Ltd.           1.6%
   INSURANCE
Universal Forest Products Inc.          1.6%
   CAPITAL GOODS
Casey's General Stores Inc.             1.5%
   FOOD & STAPLES RETAILING
Gibraltar Industries Inc.               1.5%
   CAPITAL GOODS
Benchmark Electronics Inc.              1.5%
   TECHNOLOGY HARDWARE & EQUIPMENT

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman
William J. Lippman
Co-Portfolio Manager

(PHOTO OF Y. DOGAN SAHIN)


/s/ Y. Dogan Sahin
Y. Dogan Sahin, CFA
Co-Portfolio Manager


Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Small Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               56 | Annual Report

Performance Summary as of 10/31/08

FRANKLIN SMALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRVLX)                        CHANGE   10/31/08   10/31/07
-----------------------                       -------   --------   --------
Net Asset Value (NAV)                         -$17.36    $28.58     $45.94
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                     $0.3559
Short-Term Capital Gain             $0.0763
Long-Term Capital Gain              $1.5495
   TOTAL                            $1.9817

CLASS B (SYMBOL: FBVAX)                        CHANGE   10/31/08   10/31/07
-----------------------                       -------   --------   --------
Net Asset Value (NAV)                         -$16.60    $27.30     $43.90
DISTRIBUTIONS (11/1/07-10/31/08)
Short-Term Capital Gain             $0.0763
Long-Term Capital Gain              $1.5495
   TOTAL                            $1.6258

CLASS C (SYMBOL: FRVFX)                        CHANGE   10/31/08   10/31/07
-----------------------                       -------   --------   --------
Net Asset Value (NAV)                         -$16.43    $26.94     $43.37
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                     $0.0353
Short-Term Capital Gain             $0.0763
Long-Term Capital Gain              $1.5495
   TOTAL                            $1.6611

CLASS R (SYMBOL: FVFRX)                        CHANGE   10/31/08   10/31/07
-----------------------                       -------   --------   --------
Net Asset Value (NAV)                         -$17.29    $28.37     $45.66
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                     $0.2945
Short-Term Capital Gain             $0.0763
Long-Term Capital Gain              $1.5495
   TOTAL                            $1.9203

ADVISOR CLASS (SYMBOL: FVADX)                  CHANGE   10/31/08   10/31/07
-----------------------                       -------   --------   --------
Net Asset Value (NAV)                         -$17.82    $29.44     $47.26
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                     $0.4829
Short-Term Capital Gain             $0.0763
Long-Term Capital Gain              $1.5495
   TOTAL                            $2.1087


                               Annual Report | 57

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR     5-YEAR         10-YEAR
-------                                         --------   --------   ------------------
Cumulative Total Return(1)                       -34.67%    +18.17%       +86.89%
Average Annual Total Return(2)                   -38.43%     +2.18%        +5.82%
Value of $10,000 Investment(3)                  $ 6,157    $11,137       $17,611
Avg. Ann. Total Return (9/30/08)(4)              -18.58%     +9.63%        +9.24%
   Total Annual Operating Expenses(5)   1.23%

CLASS B                                          1-YEAR     5-YEAR    INCEPTION (1/1/99)
-------                                         --------   --------   ------------------
Cumulative Total Return(1)                       -35.16%    +14.16%        +73.00%
Average Annual Total Return(2)                   -37.65%     +2.32%         +5.73%
Value of $10,000 Investment(3)                  $ 6,235    $11,217       $ 17,300
Avg. Ann. Total Return (9/30/08)(4)              -17.53%     +9.92%         +8.71%
   Total Annual Operating Expenses(5)   1.96%

CLASS C                                          1-YEAR     5-YEAR         10-YEAR
-------                                         --------   --------   ------------------
Cumulative Total Return(1)                       -35.14%    +14.18%        +74.78%
Average Annual Total Return(2)                   -35.76%     +2.69%         +5.74%
Value of $10,000 Investment(3)                  $ 6,424    $11,418        $17,478
Avg. Ann. Total Return (9/30/08)(4)              -15.04%    +10.19%         +9.15%
   Total Annual Operating Expenses(5)   1.96%

CLASS R                                          1-YEAR     5-YEAR    INCEPTION (8/1/02)
-------                                         --------   --------   ------------------
Cumulative Total Return(1)                       -34.84%    +17.02%        +41.04%
Average Annual Total Return(2)                   -34.84%     +3.19%         +5.66%
Value of $10,000 Investment(3)                  $ 6,516    $11,702        $14,104
Avg. Ann. Total Return (9/30/08)(4)              -13.80%    +10.73%        +10.41%
   Total Annual Operating Expenses(5)   1.46%

ADVISOR CLASS                                    1-YEAR     5-YEAR         10-YEAR
-------------                                   --------   --------   ------------------
Cumulative Total Return(1)                       -34.48%    +20.05%        +93.39%
Average Annual Total Return(2)                   -34.48%     +3.72%         +6.82%
Value of $10,000 Investment(3)                  $ 6,552    $12,005        $19,339
Avg. Ann. Total Return (9/30/08)(4)              -13.37%    +11.29%        +10.25%
   Total Annual Operating Expenses(5)   0.96%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               58 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/98-10/31/08)

                              (PERFORMANCE GRAPH)

              FRANKLIN SMALL CAP    RUSSELL 2500
    DATE     VALUE FUND - CLASS A   VALUE INDEX      CPI
----------   --------------------   ------------   -------
 11/1/1998          $ 9,423            $10,000     $10,000
11/30/1998          $ 9,507            $10,323     $10,000
12/31/1998          $ 9,659            $10,642     $ 9,994
 1/31/1999          $ 9,548            $10,336     $10,018
 2/28/1999          $ 8,626            $ 9,806     $10,030
 3/31/1999          $ 8,705            $ 9,791     $10,061
 4/30/1999          $ 9,574            $10,757     $10,134
 5/31/1999          $ 9,890            $10,977     $10,134
 6/30/1999          $10,454            $11,359     $10,134
 7/31/1999          $10,180            $11,142     $10,165
 8/31/1999          $ 9,801            $10,715     $10,189
 9/30/1999          $ 9,163            $10,378     $10,238
10/31/1999          $ 9,105            $10,388     $10,256
11/30/1999          $ 9,190            $10,445     $10,262
12/31/1999          $ 9,580            $10,801     $10,262
 1/31/2000          $ 8,794            $10,351     $10,293
 2/29/2000          $ 9,000            $10,531     $10,354
 3/31/2000          $ 9,796            $11,305     $10,439
 4/30/2000          $10,006            $11,301     $10,445
 5/31/2000          $10,259            $11,280     $10,457
 6/30/2000          $ 9,985            $11,238     $10,512
 7/31/2000          $10,096            $11,482     $10,537
 8/31/2000          $10,839            $12,084     $10,537
 9/30/2000          $10,802            $12,012     $10,591
10/31/2000          $10,992            $12,005     $10,610
11/30/2000          $10,670            $11,852     $10,616
12/31/2000          $11,708            $13,047     $10,610
 1/31/2001          $12,351            $13,229     $10,677
 2/28/2001          $12,599            $13,118     $10,720
 3/31/2001          $12,498            $12,789     $10,744
 4/30/2001          $13,326            $13,517     $10,787
 5/31/2001          $13,754            $13,932     $10,835
 6/30/2001          $13,367            $14,066     $10,854
 7/31/2001          $13,161            $13,972     $10,823
 8/31/2001          $12,976            $13,852     $10,823
 9/30/2001          $11,006            $12,314     $10,872
10/31/2001          $11,878            $12,578     $10,835
11/30/2001          $12,559            $13,546     $10,817
12/31/2001          $13,479            $14,317     $10,774
 1/31/2002          $13,368            $14,449     $10,799
 2/28/2002          $13,854            $14,629     $10,841
 3/31/2002          $14,999            $15,535     $10,902
 4/30/2002          $15,385            $15,801     $10,963
 5/31/2002          $15,004            $15,541     $10,963
 6/30/2002          $14,423            $14,993     $10,970
 7/31/2002          $12,408            $13,258     $10,982
 8/31/2002          $12,366            $13,328     $11,018
 9/30/2002          $11,145            $12,238     $11,037
10/31/2002          $11,710            $12,413     $11,055
11/30/2002          $12,382            $13,319     $11,055
12/31/2002          $12,181            $12,903     $11,030
 1/31/2003          $11,510            $12,514     $11,079
 2/28/2003          $11,139            $12,206     $11,165
 3/31/2003          $11,145            $12,288     $11,232
 4/30/2003          $12,102            $13,401     $11,207
 5/31/2003          $13,069            $14,641     $11,189
 6/30/2003          $13,360            $14,903     $11,201
 7/31/2003          $13,455            $15,551     $11,213
 8/31/2003          $14,068            $16,176     $11,256
 9/30/2003          $13,672            $16,062     $11,293
10/31/2003          $14,904            $17,289     $11,280
11/30/2003          $15,269            $17,994     $11,250
12/31/2003          $16,120            $18,701     $11,238
 1/31/2004          $16,199            $19,306     $11,293
 2/29/2004          $16,733            $19,699     $11,354
 3/31/2004          $16,918            $19,856     $11,427
 4/30/2004          $16,416            $18,816     $11,463
 5/31/2004          $16,643            $19,195     $11,530
 6/30/2004          $17,653            $19,957     $11,567
 7/31/2004          $17,182            $19,154     $11,549
 8/31/2004          $16,902            $19,394     $11,555
 9/30/2004          $17,880            $20,006     $11,579
10/31/2004          $18,171            $20,368     $11,640
11/30/2004          $19,794            $22,034     $11,646
12/31/2004          $20,119            $22,736     $11,604
 1/31/2005          $19,767            $22,004     $11,628
 2/28/2005          $20,768            $22,554     $11,695
 3/31/2005          $20,177            $22,253     $11,787
 4/30/2005          $19,150            $21,421     $11,866
 5/31/2005          $20,092            $22,609     $11,854
 6/30/2005          $20,555            $23,438     $11,860
 7/31/2005          $21,897            $24,693     $11,915
 8/31/2005          $21,812            $24,244     $11,976
 9/30/2005          $21,663            $24,271     $12,122
10/31/2005          $20,981            $23,555     $12,146
11/30/2005          $22,115            $24,520     $12,049
12/31/2005          $21,956            $24,495     $12,000
 1/31/2006          $23,762            $26,107     $12,091
 2/28/2006          $23,691            $26,142     $12,116
 3/31/2006          $24,787            $27,059     $12,183
 4/30/2006          $24,940            $27,166     $12,287
 5/31/2006          $24,040            $26,225     $12,348
 6/30/2006          $24,253            $26,373     $12,372
 7/31/2006          $23,461            $26,008     $12,409
 8/31/2006          $23,543            $26,700     $12,433
 9/30/2006          $23,663            $26,972     $12,372
10/31/2006          $24,700            $28,236     $12,305
11/30/2006          $25,824            $29,119     $12,287
12/31/2006          $25,645            $29,438     $12,305
 1/31/2007          $26,490            $30,095     $12,342
 2/28/2007          $26,326            $30,025     $12,408
 3/31/2007          $26,607            $30,345     $12,521
 4/30/2007          $27,288            $30,980     $12,603
 5/31/2007          $28,637            $32,083     $12,680
 6/30/2007          $28,238            $31,229     $12,704
 7/31/2007          $26,607            $28,891     $12,701
 8/31/2007          $26,507            $29,039     $12,678
 9/30/2007          $26,595            $29,342     $12,713
10/31/2007          $26,959            $29,545     $12,740
11/30/2007          $24,806            $27,652     $12,816
12/31/2007          $24,932            $27,297     $12,807
 1/31/2008          $24,328            $26,325     $12,871
 2/29/2008          $23,520            $25,372     $12,908
 3/31/2008          $23,921            $25,327     $13,020
 4/30/2008          $25,042            $26,496     $13,099
 5/31/2008          $26,275            $27,589     $13,209
 6/30/2008          $24,211            $25,013     $13,342
 7/31/2008          $24,167            $25,454     $13,412
 8/31/2008          $24,821            $26,482     $13,359
 9/30/2008          $22,978            $24,708     $13,340
10/31/2008          $17,611            $19,606     $13,206

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/08
-------   --------
1-Year     -38.43%
5-Year      +2.18%
10-Year     +5.82%

CLASS B (1/1/99-10/31/08)

                              (PERFORMANCE GRAPH)

              FRANKLIN SMALL CAP    RUSSELL 2500
    DATE     VALUE FUND - CLASS B    VALUE INDEX     CPI
----------   --------------------   ------------   -------
  1/1/1999          $10,000            $10,000     $10,000
 1/31/1999          $ 9,880            $ 9,712     $10,024
 2/28/1999          $ 8,925            $ 9,214     $10,037
 3/31/1999          $ 9,007            $ 9,200     $10,067
 4/30/1999          $ 9,891            $10,108     $10,140
 5/31/1999          $10,213            $10,314     $10,140
 6/30/1999          $10,786            $10,674     $10,140
 7/31/1999          $10,502            $10,470     $10,171
 8/31/1999          $10,098            $10,068     $10,195
 9/30/1999          $ 9,438            $ 9,751     $10,244
10/31/1999          $ 9,373            $ 9,761     $10,262
11/30/1999          $ 9,454            $ 9,814     $10,268
12/31/1999          $ 9,853            $10,149     $10,268
 1/31/2000          $ 9,040            $ 9,727     $10,299
 2/29/2000          $ 9,247            $ 9,895     $10,360
 3/31/2000          $10,060            $10,623     $10,445
 4/30/2000          $10,262            $10,619     $10,451
 5/31/2000          $10,524            $10,600     $10,464
 6/30/2000          $10,235            $10,560     $10,519
 7/31/2000          $10,344            $10,789     $10,543
 8/31/2000          $11,097            $11,354     $10,543
 9/30/2000          $11,053            $11,287     $10,598
10/31/2000          $11,244            $11,280     $10,616
11/30/2000          $10,911            $11,137     $10,622
12/31/2000          $11,969            $12,259     $10,616
 1/31/2001          $12,619            $12,431     $10,683
 2/28/2001          $12,859            $12,326     $10,726
 3/31/2001          $12,751            $12,017     $10,750
 4/30/2001          $13,591            $12,701     $10,793
 5/31/2001          $14,017            $13,091     $10,842
 6/30/2001          $13,613            $13,217     $10,860
 7/31/2001          $13,400            $13,129     $10,830
 8/31/2001          $13,204            $13,016     $10,830
 9/30/2001          $11,196            $11,571     $10,879
10/31/2001          $12,074            $11,819     $10,842
11/30/2001          $12,762            $12,729     $10,824
12/31/2001          $13,684            $13,453     $10,781
 1/31/2002          $13,564            $13,577     $10,805
 2/28/2002          $14,049            $13,746     $10,848
 3/31/2002          $15,206            $14,598     $10,909
 4/30/2002          $15,588            $14,847     $10,970
 5/31/2002          $15,195            $14,603     $10,970
 6/30/2002          $14,600            $14,088     $10,976
 7/31/2002          $12,549            $12,457     $10,988
 8/31/2002          $12,500            $12,524     $11,025
 9/30/2002          $11,261            $11,499     $11,043
10/31/2002          $11,823            $11,664     $11,062
11/30/2002          $12,500            $12,515     $11,062
12/31/2002          $12,287            $12,125     $11,037
 1/31/2003          $11,600            $11,759     $11,086
 2/28/2003          $11,223            $11,470     $11,171
 3/31/2003          $11,223            $11,547     $11,239
 4/30/2003          $12,183            $12,593     $11,214
 5/31/2003          $13,149            $13,757     $11,196
 6/30/2003          $13,433            $14,004     $11,208
 7/31/2003          $13,520            $14,612     $11,220
 8/31/2003          $14,131            $15,200     $11,263
 9/30/2003          $13,722            $15,093     $11,300
10/31/2003          $14,955            $16,245     $11,287
11/30/2003          $15,315            $16,908     $11,257
12/31/2003          $16,155            $17,572     $11,245
 1/31/2004          $16,226            $18,141     $11,300
 2/29/2004          $16,755            $18,510     $11,361
 3/31/2004          $16,925            $18,658     $11,434
 4/30/2004          $16,417            $17,681     $11,470
 5/31/2004          $16,635            $18,036     $11,538
 6/30/2004          $17,634            $18,753     $11,574
 7/31/2004          $17,154            $17,998     $11,556
 8/31/2004          $16,865            $18,224     $11,562
 9/30/2004          $17,830            $18,799     $11,586
10/31/2004          $18,114            $19,139     $11,647
11/30/2004          $19,718            $20,705     $11,653
12/31/2004          $20,035            $21,363     $11,611
 1/31/2005          $19,669            $20,676     $11,635
 2/28/2005          $20,653            $21,193     $11,702
 3/31/2005          $20,057            $20,910     $11,794
 4/30/2005          $19,029            $20,128     $11,873
 5/31/2005          $19,953            $21,245     $11,861
 6/30/2005          $20,401            $22,023     $11,867
 7/31/2005          $21,719            $23,203     $11,922
 8/31/2005          $21,621            $22,781     $11,983
 9/30/2005          $21,468            $22,806     $12,129
10/31/2005          $20,773            $22,133     $12,154
11/30/2005          $21,889            $23,040     $12,056
12/31/2005          $21,721            $23,017     $12,007
 1/31/2006          $23,495            $24,532     $12,099
 2/28/2006          $23,411            $24,564     $12,123
 3/31/2006          $24,480            $25,426     $12,190
 4/30/2006          $24,620            $25,526     $12,294
 5/31/2006          $23,719            $24,642     $12,355
 6/30/2006          $23,915            $24,782     $12,379
 7/31/2006          $23,114            $24,438     $12,416
 8/31/2006          $23,187            $25,089     $12,441
 9/30/2006          $23,288            $25,344     $12,379
10/31/2006          $24,301            $26,532     $12,312
11/30/2006          $25,386            $27,361     $12,294
12/31/2006          $25,192            $27,661     $12,312
 1/31/2007          $26,021            $28,278     $12,350
 2/28/2007          $25,859            $28,213     $12,416
 3/31/2007          $26,136            $28,514     $12,529
 4/30/2007          $26,805            $29,111     $12,610
 5/31/2007          $28,132            $30,147     $12,688
 6/30/2007          $27,741            $29,345     $12,712
 7/31/2007          $26,138            $27,148     $12,709
 8/31/2007          $26,041            $27,286     $12,686
 9/30/2007          $26,127            $27,571     $12,721
10/31/2007          $26,485            $27,762     $12,748
11/30/2007          $24,369            $25,983     $12,823
12/31/2007          $24,493            $25,650     $12,815
 1/31/2008          $23,900            $24,736     $12,879
 2/29/2008          $23,107            $23,841     $12,916
 3/31/2008          $23,500            $23,798     $13,028
 4/30/2008          $24,602            $24,897     $13,107
 5/31/2008          $25,812            $25,924     $13,217
 6/30/2008          $23,783            $23,503     $13,351
 7/31/2008          $23,740            $23,918     $13,421
 8/31/2008          $24,381            $24,884     $13,367
 9/30/2008          $22,572            $23,217     $13,349
10/31/2008          $17,300            $18,422     $13,214

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    10/31/08
-------                    --------
1-Year                      -37.65%
5-Year                       +2.32%
Since Inception (1/1/99)     +5.73%


                               Annual Report | 59

CLASS C (11/1/98-10/31/08)

                              (PERFORMANCE GRAPH)

              FRANKLIN SMALL CAP    RUSSELL 2500
    DATE     VALUE FUND - CLASS C    VALUE INDEX     CPI
----------   --------------------   ------------   -------
 11/1/1998          $10,000            $10,000     $10,000
11/30/1998          $10,084            $10,323     $10,000
12/31/1998          $10,240            $10,642     $ 9,994
 1/31/1999          $10,116            $10,336     $10,018
 2/28/1999          $ 9,135            $ 9,806     $10,030
 3/31/1999          $ 9,214            $ 9,791     $10,061
 4/30/1999          $10,128            $10,757     $10,134
 5/31/1999          $10,455            $10,977     $10,134
 6/30/1999          $11,047            $11,359     $10,134
 7/31/1999          $10,754            $11,142     $10,165
 8/31/1999          $10,342            $10,715     $10,189
 9/30/1999          $ 9,665            $10,378     $10,238
10/31/1999          $ 9,597            $10,388     $10,256
11/30/1999          $ 9,682            $10,445     $10,262
12/31/1999          $10,083            $10,801     $10,262
 1/31/2000          $ 9,253            $10,351     $10,293
 2/29/2000          $ 9,462            $10,531     $10,354
 3/31/2000          $10,297            $11,305     $10,439
 4/30/2000          $10,511            $11,301     $10,445
 5/31/2000          $10,776            $11,280     $10,457
 6/30/2000          $10,477            $11,238     $10,512
 7/31/2000          $10,590            $11,482     $10,537
 8/31/2000          $11,363            $12,084     $10,537
 9/30/2000          $11,318            $12,012     $10,591
10/31/2000          $11,510            $12,005     $10,610
11/30/2000          $11,171            $11,852     $10,616
12/31/2000          $12,255            $13,047     $10,610
 1/31/2001          $12,921            $13,229     $10,677
 2/28/2001          $13,169            $13,118     $10,720
 3/31/2001          $13,056            $12,789     $10,744
 4/30/2001          $13,914            $13,517     $10,787
 5/31/2001          $14,348            $13,932     $10,835
 6/30/2001          $13,942            $14,066     $10,854
 7/31/2001          $13,722            $13,972     $10,823
 8/31/2001          $13,519            $13,852     $10,823
 9/30/2001          $11,459            $12,314     $10,872
10/31/2001          $12,356            $12,578     $10,835
11/30/2001          $13,062            $13,546     $10,817
12/31/2001          $14,004            $14,317     $10,774
 1/31/2002          $13,885            $14,449     $10,799
 2/28/2002          $14,382            $14,629     $10,841
 3/31/2002          $15,567            $15,535     $10,902
 4/30/2002          $15,956            $15,801     $10,963
 5/31/2002          $15,550            $15,541     $10,963
 6/30/2002          $14,946            $14,993     $10,970
 7/31/2002          $12,847            $13,258     $10,982
 8/31/2002          $12,802            $13,328     $11,018
 9/30/2002          $11,527            $12,238     $11,037
10/31/2002          $12,108            $12,413     $11,055
11/30/2002          $12,796            $13,319     $11,055
12/31/2002          $12,582            $12,903     $11,030
 1/31/2003          $11,882            $12,514     $11,079
 2/28/2003          $11,499            $12,206     $11,165
 3/31/2003          $11,487            $12,288     $11,232
 4/30/2003          $12,469            $13,401     $11,207
 5/31/2003          $13,457            $14,641     $11,189
 6/30/2003          $13,750            $14,903     $11,201
 7/31/2003          $13,840            $15,551     $11,213
 8/31/2003          $14,466            $16,176     $11,256
 9/30/2003          $14,049            $16,062     $11,293
10/31/2003          $15,307            $17,289     $11,280
11/30/2003          $15,674            $17,994     $11,250
12/31/2003          $16,537            $18,701     $11,238
 1/31/2004          $16,605            $19,306     $11,293
 2/29/2004          $17,152            $19,699     $11,354
 3/31/2004          $17,327            $19,856     $11,427
 4/30/2004          $16,802            $18,816     $11,463
 5/31/2004          $17,028            $19,195     $11,530
 6/30/2004          $18,049            $19,957     $11,567
 7/31/2004          $17,558            $19,154     $11,549
 8/31/2004          $17,265            $19,394     $11,555
 9/30/2004          $18,252            $20,006     $11,579
10/31/2004          $18,540            $20,368     $11,640
11/30/2004          $20,182            $22,034     $11,646
12/31/2004          $20,506            $22,736     $11,604
 1/31/2005          $20,133            $22,004     $11,628
 2/28/2005          $21,139            $22,554     $11,695
 3/31/2005          $20,529            $22,253     $11,787
 4/30/2005          $19,478            $21,421     $11,866
 5/31/2005          $20,421            $22,609     $11,854
 6/30/2005          $20,879            $23,438     $11,860
 7/31/2005          $22,230            $24,693     $11,915
 8/31/2005          $22,128            $24,244     $11,976
 9/30/2005          $21,970            $24,271     $12,122
10/31/2005          $21,264            $23,555     $12,146
11/30/2005          $22,400            $24,520     $12,049
12/31/2005          $22,232            $24,495     $12,000
 1/31/2006          $24,049            $26,107     $12,091
 2/28/2006          $23,956            $26,142     $12,116
 3/31/2006          $25,055            $27,059     $12,183
 4/30/2006          $25,200            $27,166     $12,287
 5/31/2006          $24,274            $26,225     $12,348
 6/30/2006          $24,477            $26,373     $12,372
 7/31/2006          $23,661            $26,008     $12,409
 8/31/2006          $23,731            $26,700     $12,433
 9/30/2006          $23,835            $26,972     $12,372
10/31/2006          $24,870            $28,236     $12,305
11/30/2006          $25,981            $29,119     $12,287
12/31/2006          $25,785            $29,438     $12,305
 1/31/2007          $26,623            $30,095     $12,342
 2/28/2007          $26,443            $30,025     $12,408
 3/31/2007          $26,710            $30,345     $12,521
 4/30/2007          $27,375            $30,980     $12,603
 5/31/2007          $28,704            $32,083     $12,680
 6/30/2007          $28,294            $31,229     $12,704
 7/31/2007          $26,642            $28,891     $12,701
 8/31/2007          $26,524            $29,039     $12,678
 9/30/2007          $26,598            $29,342     $12,713
10/31/2007          $26,946            $29,545     $12,740
11/30/2007          $24,778            $27,652     $12,816
12/31/2007          $24,893            $27,297     $12,807
 1/31/2008          $24,270            $26,325     $12,871
 2/29/2008          $23,453            $25,372     $12,908
 3/31/2008          $23,836            $25,327     $13,020
 4/30/2008          $24,939            $26,496     $13,099
 5/31/2008          $26,145            $27,589     $13,209
 6/30/2008          $24,076            $25,013     $13,342
 7/31/2008          $24,024            $25,454     $13,412
 8/31/2008          $24,660            $26,482     $13,359
 9/30/2008          $22,817            $24,708     $13,340
10/31/2008          $17,478            $19,606     $13,206

AVERAGE ANNUAL TOTAL RETURN

CLASS C   10/31/08
-------   --------
1-Year     -35.76%
5-Year      +2.69%
10-Year     +5.74%

CLASS R (8/1/02-10/31/08)

                              (PERFORMANCE GRAPH)

              FRANKLIN SMALL CAP    RUSSELL 2500
    DATE     VALUE FUND - CLASS R    VALUE INDEX     CPI
----------   --------------------   ------------   -------
  8/1/2002          $10,000            $10,000     $10,000
 8/31/2002          $10,021            $10,054     $10,033
 9/30/2002          $ 9,027            $ 9,231     $10,050
10/31/2002          $ 9,485            $ 9,363     $10,067
11/30/2002          $10,029            $10,046     $10,067
12/31/2002          $ 9,862            $ 9,733     $10,044
 1/31/2003          $ 9,318            $ 9,439     $10,089
 2/28/2003          $ 9,018            $ 9,207     $10,167
 3/31/2003          $ 9,018            $ 9,269     $10,228
 4/30/2003          $ 9,794            $10,108     $10,205
 5/31/2003          $10,574            $11,043     $10,189
 6/30/2003          $10,805            $11,242     $10,200
 7/31/2003          $10,882            $11,730     $10,211
 8/31/2003          $11,379            $12,202     $10,250
 9/30/2003          $11,058            $12,115     $10,283
10/31/2003          $12,051            $13,041     $10,272
11/30/2003          $12,347            $13,573     $10,244
12/31/2003          $13,033            $14,106     $10,233
 1/31/2004          $13,093            $14,563     $10,283
 2/29/2004          $13,525            $14,858     $10,339
 3/31/2004          $13,671            $14,977     $10,405
 4/30/2004          $13,260            $14,193     $10,439
 5/31/2004          $13,444            $14,478     $10,500
 6/30/2004          $14,258            $15,054     $10,533
 7/31/2004          $13,877            $14,448     $10,516
 8/31/2004          $13,650            $14,629     $10,522
 9/30/2004          $14,438            $15,091     $10,544
10/31/2004          $14,674            $15,364     $10,600
11/30/2004          $15,981            $16,620     $10,605
12/31/2004          $16,236            $17,149     $10,566
 1/31/2005          $15,952            $16,597     $10,589
 2/28/2005          $16,758            $17,012     $10,650
 3/31/2005          $16,279            $16,785     $10,733
 4/30/2005          $15,448            $16,157     $10,805
 5/31/2005          $16,206            $17,054     $10,794
 6/30/2005          $16,577            $17,679     $10,800
 7/31/2005          $17,655            $18,626     $10,850
 8/31/2005          $17,587            $18,287     $10,905
 9/30/2005          $17,466            $18,307     $11,038
10/31/2005          $16,910            $17,767     $11,061
11/30/2005          $17,824            $18,495     $10,972
12/31/2005          $17,697            $18,476     $10,927
 1/31/2006          $19,148            $19,692     $11,011
 2/28/2006          $19,086            $19,719     $11,033
 3/31/2006          $19,964            $20,410     $11,094
 4/30/2006          $20,087            $20,491     $11,188
 5/31/2006          $19,359            $19,781     $11,244
 6/30/2006          $19,527            $19,893     $11,266
 7/31/2006          $18,888            $19,617     $11,299
 8/31/2006          $18,949            $20,139     $11,321
 9/30/2006          $19,042            $20,345     $11,266
10/31/2006          $19,875            $21,298     $11,205
11/30/2006          $20,771            $21,964     $11,188
12/31/2006          $20,624            $22,205     $11,205
 1/31/2007          $21,302            $22,700     $11,239
 2/28/2007          $21,164            $22,648     $11,299
 3/31/2007          $21,387            $22,889     $11,402
 4/30/2007          $21,932            $23,368     $11,476
 5/31/2007          $23,008            $24,200     $11,546
 6/30/2007          $22,686            $23,556     $11,569
 7/31/2007          $21,373            $21,792     $11,566
 8/31/2007          $21,288            $21,904     $11,545
 9/30/2007          $21,354            $22,133     $11,576
10/31/2007          $21,643            $22,285     $11,601
11/30/2007          $19,913            $20,858     $11,670
12/31/2007          $20,009            $20,590     $11,662
 1/31/2008          $19,521            $19,857     $11,720
 2/29/2008          $18,870            $19,138     $11,754
 3/31/2008          $19,183            $19,104     $11,856
 4/30/2008          $20,078            $19,986     $11,928
 5/31/2008          $21,063            $20,810     $12,028
 6/30/2008          $19,401            $18,867     $12,150
 7/31/2008          $19,367            $19,200     $12,213
 8/31/2008          $19,884            $19,975     $12,165
 9/30/2008          $18,408            $18,637     $12,148
10/31/2008          $14,104            $14,788     $12,025

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/08
-------                    --------
1-Year                      -34.84%
5-Year                       +3.19%
Since Inception (8/1/02)     +5.66%


                               60 | Annual Report

ADVISOR CLASS (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

                 FRANKLIN SMALL CAP       RUSSELL 2500
    DATE     VALUE FUND - ADVISOR CLASS    VALUE INDEX     CPI
----------   --------------------------   ------------   -------
 11/1/1998             $10,000               $10,000     $10,000
11/30/1998             $10,094               $10,323     $10,000
12/31/1998             $10,259               $10,642     $ 9,994
 1/31/1999             $10,142               $10,336     $10,018
 2/28/1999             $ 9,169               $ 9,806     $10,030
 3/31/1999             $ 9,258               $ 9,791     $10,061
 4/30/1999             $10,187               $10,757     $10,134
 5/31/1999             $10,521               $10,977     $10,134
 6/30/1999             $11,127               $11,359     $10,134
 7/31/1999             $10,838               $11,142     $10,165
 8/31/1999             $10,432               $10,715     $10,189
 9/30/1999             $ 9,759               $10,378     $10,238
10/31/1999             $ 9,703               $10,388     $10,256
11/30/1999             $ 9,798               $10,445     $10,262
12/31/1999             $10,215               $10,801     $10,262
 1/31/2000             $ 9,380               $10,351     $10,293
 2/29/2000             $ 9,603               $10,531     $10,354
 3/31/2000             $10,454               $11,305     $10,439
 4/30/2000             $10,682               $11,301     $10,445
 5/31/2000             $10,960               $11,280     $10,457
 6/30/2000             $10,665               $11,238     $10,512
 7/31/2000             $10,788               $11,482     $10,537
 8/31/2000             $11,583               $12,084     $10,537
 9/30/2000             $11,550               $12,012     $10,591
10/31/2000             $11,756               $12,005     $10,610
11/30/2000             $11,417               $11,852     $10,616
12/31/2000             $12,536               $13,047     $10,610
 1/31/2001             $13,226               $13,229     $10,677
 2/28/2001             $13,488               $13,118     $10,720
 3/31/2001             $13,387               $12,789     $10,744
 4/30/2001             $14,279               $13,517     $10,787
 5/31/2001             $14,742               $13,932     $10,835
 6/30/2001             $14,328               $14,066     $10,854
 7/31/2001             $14,115               $13,972     $10,823
 8/31/2001             $13,920               $13,852     $10,823
 9/30/2001             $11,814               $12,314     $10,872
10/31/2001             $12,747               $12,578     $10,835
11/30/2001             $13,484               $13,546     $10,817
12/31/2001             $14,471               $14,317     $10,774
 1/31/2002             $14,359               $14,449     $10,799
 2/28/2002             $14,885               $14,629     $10,841
 3/31/2002             $16,121               $15,535     $10,902
 4/30/2002             $16,540               $15,801     $10,963
 5/31/2002             $16,137               $15,541     $10,963
 6/30/2002             $15,516               $14,993     $10,970
 7/31/2002             $13,350               $13,258     $10,982
 8/31/2002             $13,311               $13,328     $11,018
 9/30/2002             $12,001               $12,238     $11,037
10/31/2002             $12,611               $12,413     $11,055
11/30/2002             $13,339               $13,319     $11,055
12/31/2002             $13,126               $12,903     $11,030
 1/31/2003             $12,404               $12,514     $11,079
 2/28/2003             $12,012               $12,206     $11,165
 3/31/2003             $12,023               $12,288     $11,232
 4/30/2003             $13,059               $13,401     $11,207
 5/31/2003             $14,106               $14,641     $11,189
 6/30/2003             $14,419               $14,903     $11,201
 7/31/2003             $14,531               $15,551     $11,213
 8/31/2003             $15,197               $16,176     $11,256
 9/30/2003             $14,772               $16,062     $11,293
10/31/2003             $16,109               $17,289     $11,280
11/30/2003             $16,507               $17,994     $11,250
12/31/2003             $17,430               $18,701     $11,238
 1/31/2004             $17,520               $19,306     $11,293
 2/29/2004             $18,108               $19,699     $11,354
 3/31/2004             $18,309               $19,856     $11,427
 4/30/2004             $17,772               $18,816     $11,463
 5/31/2004             $18,024               $19,195     $11,530
 6/30/2004             $19,121               $19,957     $11,567
 7/31/2004             $18,617               $19,154     $11,549
 8/31/2004             $18,320               $19,394     $11,555
 9/30/2004             $19,384               $20,006     $11,579
10/31/2004             $19,709               $20,368     $11,640
11/30/2004             $21,472               $22,034     $11,646
12/31/2004             $21,831               $22,736     $11,604
 1/31/2005             $21,452               $22,004     $11,628
 2/28/2005             $22,548               $22,554     $11,695
 3/31/2005             $21,915               $22,253     $11,787
 4/30/2005             $20,802               $21,421     $11,866
 5/31/2005             $21,836               $22,609     $11,854
 6/30/2005             $22,339               $23,438     $11,860
 7/31/2005             $23,803               $24,693     $11,915
 8/31/2005             $23,718               $24,244     $11,976
 9/30/2005             $23,571               $24,271     $12,122
10/31/2005             $22,831               $23,555     $12,146
11/30/2005             $24,074               $24,520     $12,049
12/31/2005             $23,906               $24,495     $12,000
 1/31/2006             $25,885               $26,107     $12,091
 2/28/2006             $25,810               $26,142     $12,116
 3/31/2006             $27,006               $27,059     $12,183
 4/30/2006             $27,186               $27,166     $12,287
 5/31/2006             $26,210               $26,225     $12,348
 6/30/2006             $26,448               $26,373     $12,372
 7/31/2006             $25,595               $26,008     $12,409
 8/31/2006             $25,694               $26,700     $12,433
 9/30/2006             $25,827               $26,972     $12,372
10/31/2006             $26,971               $28,236     $12,305
11/30/2006             $28,196               $29,119     $12,287
12/31/2006             $28,010               $29,438     $12,305
 1/31/2007             $28,946               $30,095     $12,342
 2/28/2007             $28,772               $30,025     $12,408
 3/31/2007             $29,084               $30,345     $12,521
 4/30/2007             $29,833               $30,980     $12,603
 5/31/2007             $31,313               $32,083     $12,680
 6/30/2007             $30,888               $31,229     $12,704
 7/31/2007             $29,109               $28,891     $12,701
 8/31/2007             $29,003               $29,039     $12,678
 9/30/2007             $29,109               $29,342     $12,713
10/31/2007             $29,515               $29,545     $12,740
11/30/2007             $27,167               $27,652     $12,816
12/31/2007             $27,314               $27,297     $12,807
 1/31/2008             $26,650               $26,325     $12,871
 2/29/2008             $25,777               $25,372     $12,908
 3/31/2008             $26,217               $25,327     $13,020
 4/30/2008             $27,445               $26,496     $13,099
 5/31/2008             $28,805               $27,589     $13,209
 6/30/2008             $26,545               $25,013     $13,342
 7/31/2008             $26,512               $25,454     $13,412
 8/31/2008             $27,228               $26,482     $13,359
 9/30/2008             $25,218               $24,708     $13,340
10/31/2008             $19,339               $19,606     $13,206

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   10/31/08
-------------   --------
1-Year           -34.48%
5-Year            +3.72%
10-Year           +6.82%

ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS INVOLVE SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2008 Morningstar. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 61

Your Fund's Expenses

FRANKLIN SMALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.



                               62 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 5/1/08      VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  703.20              $ 5.39
Hypothetical (5% return before expenses)         $1,000           $1,018.80              $ 6.39
CLASS B
Actual                                           $1,000           $  700.90              $ 8.51
Hypothetical (5% return before expenses)         $1,000           $1,015.13              $10.08
CLASS C
Actual                                           $1,000           $  700.80              $ 8.46
Hypothetical (5% return before expenses)         $1,000           $1,015.18              $10.03
CLASS R
Actual                                           $1,000           $  702.40              $ 6.38
Hypothetical (5% return before expenses)         $1,000           $1,017.65              $ 7.56
ADVISOR CLASS
Actual                                           $1,000           $  704.60              $ 4.24
Hypothetical (5% return before expenses)         $1,000           $1,020.16               $5.03

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.26%; B: 1.99%; C: 1.98%; R: 1.49%; and
     Advisor: 0.99%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 63

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALL CAP VALUE FUND

                                                          YEAR ENDED OCTOBER 31,
                                                          ----------------------
CLASS A                                                       2008     2007(a)
-------                                                     -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................     $  9.52    $10.00
                                                            -------    ------
Income from investment operations(b):
   Net investment income(c) ...........................        0.06      0.02
   Net realized and unrealized gains (losses) .........       (3.28)    (0.50)
                                                            -------    ------
Total from investment operations ......................       (3.22)    (0.48)
                                                            -------    ------
Less distributions from net investment income .........       (0.05)       --
                                                            -------    ------
Redemption fees(d, e) .................................          --        --
                                                            -------    ------
Net asset value, end of year ..........................     $  6.25    $ 9.52
                                                            =======    ======
Total return(f) .......................................      (33.95)%   (4.80)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....        2.43%     3.91%
Expenses net of waiver and payments by affiliates(h) ..        1.25%     1.25%
Net investment income .................................        0.67%     0.50%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................     $ 9,508    $7,138
Portfolio turnover rate ...............................       21.17%     5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               64 | Annual Report

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                          YEAR ENDED OCTOBER 31,
                                                          ----------------------
CLASS C                                                      2008      2007(a)
-------                                                    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................    $   9.50    $10.00
                                                           --------    ------
Income from investment operations(b):
   Net investment income (loss)(c) ....................          --(d)  (0.01)
   Net realized and unrealized gains (losses) .........       (3.26)    (0.49)
                                                           --------    ------
Total from investment operations ......................       (3.26)    (0.50)
                                                           --------    ------
Less distributions from net investment income .........       (0.04)       --
                                                           --------    ------
Redemption fees(d, e) .................................          --        --
                                                           --------    ------
Net asset value, end of year ..........................    $   6.20    $ 9.50
                                                           ========    ======
Total return(f) .......................................      (34.37)%   (5.10)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....        3.06%     4.56%
Expenses net of waiver and payments by affiliates(h) ..        1.88%     1.90%
Net investment income (loss) ..........................        0.04%    (0.15)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................    $  1,471    $  847
Portfolio turnover rate ...............................       21.17%     5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 65

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                          YEAR ENDED OCTOBER 31,
                                                          ----------------------
CLASS R                                                       2008     2007(a)
-------                                                     -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................     $  9.52    $10.00
                                                            -------    ------
Income from investment operations(b):
   Net investment income(c) ...........................        0.05      0.02
   Net realized and unrealized gains (losses) .........       (3.27)    (0.50)
                                                            -------    ------
Total from investment operations ......................       (3.22)    (0.48)
                                                            -------    ------
Less distributions from net investment income .........       (0.05)       --
                                                            -------    ------
Redemption fees(d, e) .................................          --        --
                                                            -------    ------
Net asset value, end of year ..........................     $  6.25    $ 9.52
                                                            =======    ======
Total return(f) .......................................      (34.00)%   (4.80)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....        2.58%     4.06%
Expenses net of waiver and payments by affiliates(h) ..        1.40%     1.40%
Net investment income .................................        0.52%     0.35%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................     $     6    $   10
Portfolio turnover rate ...............................       21.17%     5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               66 | Annual Report

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                          YEAR ENDED OCTOBER 31,
                                                          ----------------------
ADVISOR CLASS                                                 2008     2007(a)
-------------                                               -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................     $  9.54    $10.00
                                                            -------    ------
Income from investment operations(b):
   Net investment income(c) ...........................        0.09      0.04
   Net realized and unrealized gains (losses) .........       (3.29)    (0.50)
                                                            -------    ------
Total from investment operations ......................       (3.20)    (0.46)
                                                            -------    ------
Less distributions from net investment income .........       (0.06)       --
                                                            -------    ------
Redemption fees(d, e) .................................          --        --
                                                            -------    ------
Net asset value, end of year ..........................     $  6.28    $ 9.54
                                                            =======    ======
Total return(f) .......................................      (33.70)%   (4.60)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....        2.08%     3.56%
Expenses net of waiver and payments by affiliates(h) ..        0.90%     0.90%
Net investment income .................................        1.02%     0.85%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................     $   640    $  979
Portfolio turnover rate ...............................       21.17%     5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 67

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

        FRANKLIN ALL CAP VALUE FUND                                                 SHARES       VALUE
        ---------------------------                                               ---------   -----------
        COMMON STOCKS 87.7%
        AUTOMOBILES & COMPONENTS 0.5%
        Autoliv Inc. (Sweden) .................................................       2,500   $    53,400
                                                                                              -----------
        BANKS 1.5%
        TrustCo Bank Corp. NY .................................................       8,450       102,837
        U.S. Bancorp ..........................................................       2,400        71,544
                                                                                              -----------
                                                                                                  174,381
                                                                                              -----------
        CAPITAL GOODS 21.3%
        Brady Corp., A ........................................................       5,800       179,800
        Carlisle Cos. Inc. ....................................................       8,100       188,325
        Dover Corp. ...........................................................       5,300       168,381
        Eaton Corp. ...........................................................       4,000       178,400
        Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) ............       3,700        77,404
        Franklin Electric Co. Inc .............................................       1,300        54,808
        General Electric Co. ..................................................      12,800       249,728
    (a) Griffon Corp. .........................................................      27,100       228,724
        Hardinge Inc. .........................................................      13,100        91,307
        Illinois Tool Works Inc. ..............................................       6,100       203,679
        Kennametal Inc ........................................................       5,400       114,588
        Roper Industries Inc. .................................................       2,750       124,712
        Trinity Industries Inc. ...............................................       8,300       140,104
        United Technologies Corp. .............................................       3,900       214,344
        Universal Forest Products Inc. ........................................       9,100       215,215
        Wabash National Corp. .................................................       8,700        52,548
                                                                                              -----------
                                                                                                2,482,067
                                                                                              -----------
        COMMERCIAL & PROFESSIONAL SERVICES 2.5%
        ABM Industries Inc. ...................................................       4,400        71,852
        Kelly Services Inc., A ................................................      15,700       223,568
                                                                                              -----------
                                                                                                  295,420
                                                                                              -----------
        CONSUMER DURABLES & APPAREL 5.1%
        Adidas AG, ADR (Germany) ..............................................      10,900       190,205
        D.R. Horton Inc .......................................................      13,300        98,154
        Fortune Brands Inc. ...................................................       4,000       152,560
        M.D.C. Holdings Inc. ..................................................       4,600       154,698
                                                                                              -----------
                                                                                                  595,617
                                                                                              -----------
        CONSUMER SERVICES 0.3%
        Hillenbrand Inc. ......................................................       1,800        34,200
                                                                                              -----------
        DIVERSIFIED FINANCIALS 1.7%
        State Street Corp .....................................................       4,550       197,243
                                                                                              -----------
        ENERGY 9.0%
        Apache Corp. ..........................................................       1,100        90,563
    (a) Bristow Group Inc. ....................................................       3,950        97,841
        CARBO Ceramics Inc. ...................................................       2,100        90,867
        Chesapeake Energy Corp. ...............................................       2,700        59,319
        ENSCO International Inc. ..............................................       2,200        83,622
    (a) Global Industries Ltd. ................................................      18,500        47,175
    (a) Helix Energy Solutions Group Inc. .....................................       4,000        42,240


                               68 | Annual Report

Franklin Value Investors Trust

        FRANKLIN ALL CAP VALUE FUND                                                 SHARES       VALUE
        ---------------------------                                               ---------   -----------
        COMMON STOCKS (CONTINUED)
        ENERGY (CONTINUED)
        Occidental Petroleum Corp. ............................................       1,400   $    77,756
        Overseas Shipholding Group Inc. .......................................       1,200        45,096
        Peabody Energy Corp. ..................................................       1,600        55,216
    (a) PHI Inc., non-voting ..................................................      10,900       228,682
        Teekay Corp. (Bahamas) ................................................       2,000        42,700
    (a) Unit Corp. ............................................................       2,300        86,342
                                                                                              -----------
                                                                                                1,047,419
                                                                                              -----------
        FOOD & STAPLES RETAILING 3.1%
        Wal-Mart Stores Inc. ..................................................       6,400       357,184
                                                                                              -----------
        HEALTH CARE EQUIPMENT & SERVICES 1.7%
        Hill-Rom Holdings Inc. ................................................       1,800        40,968
    (a) Laboratory Corp. of America Holdings ..................................       2,600       159,874
                                                                                              -----------
                                                                                                  200,842
                                                                                              -----------
        HOUSEHOLD & PERSONAL PRODUCTS 1.1%
        The Procter & Gamble Co. ..............................................       1,900       122,626
                                                                                              -----------
        INSURANCE 7.2%
        AFLAC Inc. ............................................................       4,148       183,673
        Aspen Insurance Holdings Ltd. .........................................       1,850        42,476
        Chubb Corp ............................................................       3,800       196,916
        IPC Holdings Ltd. .....................................................       3,500        96,635
        Kansas City Life Insurance Co .........................................       2,400       114,600
        Old Republic International Corp. ......................................      14,800       136,308
        StanCorp Financial Group Inc. .........................................       2,100        71,568
                                                                                              -----------
                                                                                                  842,176
                                                                                              -----------
        MATERIALS 11.0%
    (a) American Pacific Corp. ................................................      18,100       209,055
        Bemis Co. Inc. ........................................................       9,500       235,980
        Glatfelter ............................................................       4,000        41,240
        Nucor Corp. ...........................................................       6,200       251,162
        Praxair Inc. ..........................................................       2,300       149,845
    (a) RTI International Metals Inc. .........................................      14,300       225,797
        Westlake Chemical Corp. ...............................................       9,000       164,070
                                                                                              -----------
                                                                                                1,277,149
                                                                                              -----------
        RETAILING 11.0%
        Brown Shoe Co. Inc. ...................................................      17,700       186,558
        Christopher & Banks Corp. .............................................      20,400       106,488
        Fred's Inc. ...........................................................      13,700       167,825
        Group 1 Automotive Inc. ...............................................       3,500        35,175
        The Home Depot Inc. ...................................................      11,700       276,003
        J.C. Penney Co. Inc. ..................................................       8,000       191,360
        The Men's Wearhouse Inc ...............................................       6,000        91,740
        Nordstrom Inc. ........................................................       8,000       144,720
    (a) Saks Inc. .............................................................      13,400        80,400
                                                                                              -----------
                                                                                                1,280,269
                                                                                              -----------


                               Annual Report | 69

Franklin Value Investors Trust

        FRANKLIN ALL CAP VALUE FUND                                                 SHARES       VALUE
        ---------------------------                                               ---------   -----------
        COMMON STOCKS (CONTINUED)
        TECHNOLOGY HARDWARE & EQUIPMENT 1.5%
    (a) Benchmark Electronics Inc. ............................................      14,400   $   172,656
                                                                                              -----------
        TRANSPORTATION 1.1%
    (a) P.A.M. Transportation Services Inc. ...................................      14,400       124,992
                                                                                              -----------
        UTILITIES 8.1%
        Avista Corp. ..........................................................      11,400       226,404
        DTE Energy Co. ........................................................       5,400       190,620
        IDACORP Inc. ..........................................................       9,900       263,934
        Sierra Pacific Resources ..............................................      31,000       256,990
                                                                                              -----------
                                                                                                  937,948
                                                                                              -----------
        TOTAL COMMON STOCKS (COST $14,304,721)                                                 10,195,589
                                                                                              -----------
        SHORT TERM INVESTMENTS (COST $1,088,280) 9.4%
        MONEY MARKET FUNDS 9.4%
    (b) Franklin Institutional Fiduciary Trust Money Market Portfolio,
           1.56% ..............................................................   1,088,280     1,088,280
                                                                                              -----------
        TOTAL INVESTMENTS (COST $15,393,001) 97.1% ............................                11,283,869
        OTHER ASSETS, LESS LIABILITIES 2.9% ...................................                   341,845
                                                                                              -----------
        NET ASSETS 100.0% .....................................................               $11,625,714
                                                                                              ===========

See Selected Portfolio Abbreviations on page 111.

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

 The accompanying notes are an integral part of these financial statements.


                               70 | Annual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                         YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------------------
CLASS A                                               2008            2007         2006         2005         2004
-------                                            ----------      ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    69.36      $    69.24   $    61.66   $    53.95   $    45.47
                                                   ----------      ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.68            0.73         0.77         0.34         0.33
   Net realized and unrealized gains (losses) ..       (25.81)           4.55         9.71         8.71         8.63
                                                   ----------      ----------   ----------   ----------   ----------
Total from investment operations ...............       (25.13)           5.28        10.48         9.05         8.96
                                                   ----------      ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income .......................        (0.67)          (0.88)       (0.46)       (0.43)       (0.17)
   Net realized gains ..........................        (5.71)          (4.28)       (2.44)       (0.91)       (0.31)
                                                   ----------      ----------   ----------   ----------   ----------
Total distributions ............................        (6.38)          (5.16)       (2.90)       (1.34)       (0.48)
                                                   ----------      ----------   ----------   ----------   ----------
Redemption fees(c, d) ..........................           --              --           --           --           --
                                                   ----------      ----------   ----------   ----------   ----------
Net asset value, end of year ...................   $    37.85      $    69.36   $    69.24   $    61.66   $    53.95
                                                   ==========      ==========   ==========   ==========   ==========
Total return(e) ................................       (39.30)%          7.85%       17.54%       16.93%       19.87%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................         0.93%           0.90%        0.90%        0.91%        0.91%
Net investment income ..........................         1.25%           1.04%        1.17%        0.57%        0.67%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $2,169,284      $4,228,683   $4,435,704   $4,164,516   $3,716,567
Portfolio turnover rate ........................         8.14%(g)        6.40%        7.44%        3.91%        7.03%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 71

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                    YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------------
CLASS B                                              2008         2007       2006         2005       2004
-------                                            -------      --------   --------     --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 68.12      $  68.07   $  60.67     $  53.13   $  44.97
                                                   -------      --------   --------     --------   --------
Income from investment operations(a):
   Net investment income (loss)(b) .............      0.27          0.20       0.26        (0.11)     (0.06)
   Net realized and unrealized gains (losses) ..    (25.39)         4.48       9.58         8.58       8.53
                                                   -------      --------   --------     --------   --------
Total from investment operations ...............    (25.12)         4.68       9.84         8.47       8.47
                                                   -------      --------   --------     --------   --------
Less distributions from:
   Net investment income .......................     (0.10)        (0.35)        --(c)     (0.02)        --
   Net realized gains ..........................     (5.71)        (4.28)     (2.44)       (0.91)     (0.31)
                                                   -------      --------   --------     --------   --------
Total distributions ............................     (5.81)        (4.63)     (2.44)       (0.93)     (0.31)
                                                   -------      --------   --------     --------   --------
Redemption fees(c, d) ..........................        --            --         --           --         --
                                                   -------      --------   --------     --------   --------
Net asset value, end of year ...................   $ 37.19      $  68.12   $  68.07     $  60.67   $  53.13
                                                   =======      ========   ========     ========   ========
Total return(e) ................................    (39.76)%        7.04%     16.65%       16.03%     18.94%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      1.69%         1.66%      1.66%        1.67%      1.69%
Net investment income (loss) ...................      0.49%         0.28%      0.41%       (0.19)%    (0.11)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $51,727      $114,410   $127,037     $122,795   $114,891
Portfolio turnover rate ........................      8.14%(g)      6.40%      7.44%        3.91%      7.03%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

   The accompanying notes are an integral part of these financial statements.


                               72 | Annual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                   YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------
CLASS C                                              2008         2007       2006       2005       2004
-------                                            -------      --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 68.22      $  68.17   $  60.75   $  53.18   $  45.01
                                                   -------      --------   --------   --------   --------
Income from investment operations(a):
   Net investment income (loss)(b) .............      0.26          0.20       0.27      (0.11)     (0.06)
   Net realized and unrealized gains (losses) ..    (25.40)         4.48       9.59       8.59       8.54
                                                   -------      --------   --------   --------   --------
Total from investment operations ...............    (25.14)         4.68       9.86       8.48       8.48
                                                   -------      --------   --------   --------   --------
Less distributions from:
   Net investment income .......................     (0.10)        (0.35)        --         --         --
   Net realized gains ..........................     (5.71)        (4.28)     (2.44)     (0.91)     (0.31)
                                                   -------      --------   --------   --------   --------
Total distributions ............................     (5.81)        (4.63)     (2.44)     (0.91)     (0.31)
                                                   -------      --------   --------   --------   --------
Redemption fees(c, d) ..........................        --            --         --         --         --
                                                   -------      --------   --------   --------   --------
Net asset value, end of year ...................   $ 37.27      $  68.22   $  68.17   $  60.75   $  53.18
                                                   =======      ========   ========   ========   ========
Total return(e) ................................    (39.73)%        7.04%     16.64%     16.04%     18.95%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      1.69%         1.66%      1.65%      1.67%      1.69%
Net investment income (loss) ...................      0.49%         0.28%      0.42%     (0.19)%    (0.11)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $73,068      $130,471   $139,885   $135,939   $129,399
Portfolio turnover rate ........................      8.14%(g)      6.40%      7.44%      3.91%      7.03%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 73

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                 YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------
CLASS R                                              2008         2007      2006      2005      2004
-------                                            -------      -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 68.83      $ 68.78   $ 61.33   $ 53.69   $ 45.30
                                                   -------      -------   -------   -------   -------
Income from investment operations(a):
   Net investment income(b) ....................      0.55         0.52      0.60      0.18      0.20
   Net realized and unrealized gains (losses) ..    (25.62)        4.55      9.65      8.67      8.59
                                                   -------      -------   -------   -------   -------
Total from investment operations ...............    (25.07)        5.07     10.25      8.85      8.79
                                                   -------      -------   -------   -------   -------
Less distributions from:
   Net investment income .......................     (0.51)       (0.74)    (0.36)    (0.30)    (0.09)
   Net realized gains ..........................     (5.71)       (4.28)    (2.44)    (0.91)    (0.31)
                                                   -------      -------   -------   -------   -------
Total distributions ............................     (6.22)       (5.02)    (2.80)    (1.21)    (0.40)
                                                   -------      -------   -------   -------   -------
Redemption fees(c, d) ..........................        --           --        --        --        --
                                                   -------      -------   -------   -------   -------
Net asset value, end of year ...................   $ 37.54      $ 68.83   $ 68.78   $ 61.33   $ 53.69
                                                   =======      =======   =======   =======   =======
Total return(e) ................................    (39.45)%       7.58%    17.22%    16.62%    19.55%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      1.19%        1.16%     1.16%     1.17%     1.19%
Net investment income ..........................      0.99%        0.78%     0.91%     0.31%     0.39%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $26,433      $63,802   $51,157   $30,810   $21,020
Portfolio turnover rate ........................      8.14%(g)     6.40%     7.44%     3.91%     7.03%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

   The accompanying notes are an integral part of these financial statements.


                               74 | Annual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                   YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
ADVISOR CLASS                                        2008          2007       2006      2005       2004
-------------                                      --------      --------   -------   --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  69.53      $  69.40   $ 61.81   $  54.05   $ 45.54
                                                   --------      --------   -------   --------   -------
Income from investment operations(a):
   Net investment income(b) ....................       0.88          0.88      0.93       0.46      0.44
   Net realized and unrealized gains (losses) ..     (25.91)         4.58      9.72       8.75      8.65
                                                   --------      --------   -------   --------   -------
Total from investment operations ...............     (25.03)         5.46     10.65       9.21      9.09
                                                   --------      --------   -------   --------   -------
Less distributions from:
   Net investment income .......................      (0.86)        (1.05)    (0.62)     (0.54)    (0.27)
   Net realized gains ..........................      (5.71)        (4.28)    (2.44)     (0.91)    (0.31)
                                                   --------      --------   -------   --------   -------
Total distributions ............................      (6.57)        (5.33)    (3.06)     (1.45)    (0.58)
                                                   --------      --------   -------   --------   -------
Redemption fees(c, d) ..........................         --            --        --         --        --
                                                   --------      --------   -------   --------   -------
Net asset value, end of year ...................   $  37.93      $  69.53   $ 69.40   $  61.81   $ 54.05
                                                   ========      ========   =======   ========   =======
Total return ...................................     (39.14)%        8.11%    17.82%     17.20%    20.17%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ....................................       0.69%         0.66%     0.66%      0.67%     0.69%
Net investment income ..........................       1.49%         1.28%     1.41%      0.81%     0.89%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $100,505      $390,314   $33,372   $260,209   $26,701
Portfolio turnover rate ........................       8.14%(f)      6.40%     7.44%      3.91%     7.03%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 75

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

          FRANKLIN BALANCE SHEET INVESTMENT FUND                                       SHARES          VALUE
          --------------------------------------                                    ------------   --------------
          CLOSED END MUTUAL FUNDS 1.4%
          DIVERSIFIED FINANCIALS 1.4%
          Apollo Investment Corp. ...............................................        220,380   $    2,904,608
          Emerging Markets Telecommunications Fund ..............................        250,000        3,180,000
          H&Q Healthcare Investors ..............................................        150,000        1,848,000
          John Hancock Bank and Thrift Opportunity Fund .........................      1,650,000        7,342,500
          Latin America Equity Fund Inc. ........................................        222,015        4,922,073
          The Mexico Fund Inc. (Mexico) .........................................        620,800       10,280,448
          New Ireland Fund Inc. (Ireland) .......................................        135,000        1,208,250
          Petroleum & Resources Corp. ...........................................        150,000        3,612,000
                                                                                                   --------------
          TOTAL CLOSED END MUTUAL FUNDS (COST $38,353,360) ......................                      35,297,879
                                                                                                   --------------
          COMMON STOCKS 83.7%
          AUTOMOBILES & COMPONENTS 0.2%
          American Axle & Manufacturing Holdings Inc. ...........................      1,650,000        5,923,500
                                                                                                   --------------
          BANKS 0.8%
      (a) Corus Bankshares Inc. .................................................      1,310,900        2,883,980
          Farmers & Merchants Bank of Long Beach ................................          1,475        6,748,125
          First Niagara Financial Group Inc. ....................................        100,000        1,577,000
          Hudson City Bancorp Inc. ..............................................        390,000        7,335,900
                                                                                                   --------------
                                                                                                       18,545,005
                                                                                                   --------------
          CAPITAL GOODS 11.0%
          A.O. Smith Corp. ......................................................        893,600       28,193,080
          Applied Industrial Technologies Inc. ..................................      1,378,250       27,826,867
          Armstrong World Industries Inc. .......................................        553,677       10,868,680
          CNH Global NV (Netherlands) ...........................................      1,150,000       20,378,000
      (b) ESCO Technologies Inc. ................................................      1,150,800       39,702,600
   (b, c) Furmanite Corp. .......................................................      2,384,200       19,073,600
          Lennox International Inc. .............................................        625,000       18,637,500
          Mueller Industries Inc. ...............................................        645,000       14,751,150
          Oshkosh Corp. .........................................................        960,000        7,353,600
   (b, c) Tecumseh Products Co., A ..............................................      1,000,000       18,520,000
   (b, c) Tecumseh Products Co., B ..............................................        310,000        5,146,000
          Timken Co. ............................................................      1,205,100       19,136,988
          Trinity Industries Inc. ...............................................      2,170,000       36,629,600
                                                                                                   --------------
                                                                                                      266,217,665
                                                                                                   --------------
          COMMERCIAL & PROFESSIONAL SERVICES 1.4%
          Kelly Services Inc., A ................................................      2,350,000       33,464,000
                                                                                                   --------------
          CONSUMER DURABLES & APPAREL 5.7%
          D.R. Horton Inc. ......................................................      2,400,000       17,712,000
      (a) Furniture Brands International Inc. ...................................      2,370,709       13,489,334
          Hasbro Inc. ...........................................................      1,375,000       39,971,250
          Lennar Corp., A .......................................................        480,000        3,715,200
          Lennar Corp., B .......................................................         48,000          283,200
          M.D.C. Holdings Inc. ..................................................        693,000       23,305,590
          Pulte Homes Inc. ......................................................      2,600,000       28,964,000
      (b) Standard Pacific Corp. ................................................      4,110,235       11,714,170
                                                                                                   --------------
                                                                                                      139,154,744
                                                                                                   --------------


                               76 | Annual Report

Franklin Value Investors Trust

          FRANKLIN BALANCE SHEET INVESTMENT FUND                                      SHARES           VALUE
          --------------------------------------                                    ------------   --------------
          COMMON STOCKS (CONTINUED)
          CONSUMER SERVICES 1.7%
          Bob Evans Farms Inc. ..................................................         23,600   $      492,768
   (a, b) Vail Resorts Inc. .....................................................      1,245,000       41,408,700
                                                                                                   --------------
                                                                                                       41,901,468
                                                                                                   --------------
          DIVERSIFIED FINANCIALS 0.1%
          CIT Group Inc. ........................................................        800,000        3,312,000
                                                                                                   --------------
          ENERGY 4.6%
      (b) Bristow Group Inc .....................................................        900,000       22,293,000
      (b) Exterran Holding Inc. .................................................      1,040,000       23,306,400
          Overseas Shipholding Group Inc ........................................        765,000       28,748,700
          Peabody Energy Corp. ..................................................         72,500        2,501,975
      (b) PHI Inc. ..............................................................         77,500        1,805,750
      (b) PHI Inc., non-voting ..................................................        352,000        7,384,960
          Teekay Corp. (Bahamas) ................................................      1,189,000       25,385,150
                                                                                                   --------------
                                                                                                      111,425,935
                                                                                                   --------------
          FOOD, BEVERAGE & TOBACCO 4.3%
      (b) Alliance One International Inc. .......................................      2,504,200        8,364,028
          Bunge Ltd. ............................................................         81,000        3,111,210
          Corn Products International Inc. ......................................      1,980,000       48,153,600
      (b) Smithfield Foods Inc. .................................................      1,460,000       15,359,200
          Universal Corp. .......................................................        715,600       28,330,604
                                                                                                   --------------
                                                                                                      103,318,642
                                                                                                   --------------
          INSURANCE 21.1%
          American National Insurance Co. .......................................        702,113       47,940,275
          Aspen Insurance Holdings Ltd. .........................................        154,300        3,542,728
          Assurant Inc. .........................................................        800,700       20,401,836
          Chubb Corp. ...........................................................        280,000       14,509,600
          Cincinnati Financial Corp. ............................................        200,000        5,198,000
          E-L Financial Corp. Ltd. (Canada) .....................................        104,666       33,766,019
          Employers Holdings Inc. ...............................................        637,000        8,128,120
          FBL Financial Group Inc., A ...........................................        606,994       10,598,115
          Genworth Financial Inc., A ............................................      1,600,000        7,744,000
          IPC Holdings Ltd. .....................................................      1,768,800       48,836,568
          Kansas City Life Insurance Co. ........................................        299,989       14,324,475
          Manulife Financial Corp. (Canada) .....................................        970,000       19,487,300
          MBIA Inc ..............................................................        353,000        3,469,990
          MetLife Inc. ..........................................................        540,000       17,938,800
          National Western Life Insurance Co., A ................................        173,000       32,658,940
          Old Republic International Corp. ......................................      5,000,000       46,050,000
          Presidential Life Corp. ...............................................        380,000        3,564,400
          Principal Financial Group Inc. ........................................        225,000        4,272,750
          Prudential Financial Inc. .............................................      1,184,000       35,520,000
          RLI Corp. .............................................................        489,400       28,086,666
          Selective Insurance Group Inc. ........................................      1,300,000       30,875,000
          StanCorp Financial Group Inc. .........................................      1,200,000       40,896,000
          The Travelers Cos. Inc. ...............................................        575,000       24,466,250
          Zenith National Insurance Corp. .......................................        256,337        8,423,234
                                                                                                   --------------
                                                                                                      510,699,066
                                                                                                   --------------


                               Annual Report | 77

Franklin Value Investors Trust

          FRANKLIN BALANCE SHEET INVESTMENT FUND                                      SHARES           VALUE
          --------------------------------------                                    ------------   --------------
          COMMON STOCKS (CONTINUED)
          MATERIALS 6.5%
          Ashland Inc. ..........................................................        350,900   $    7,926,831
          Commercial Metals Co. .................................................        410,400        4,555,440
          MeadWestvaco Corp. ....................................................      1,525,000       21,395,750
          Nucor Corp. ...........................................................        399,000       16,163,490
      (b) PolyOne Corp. .........................................................      1,500,000        7,125,000
          Reliance Steel & Aluminum Co. .........................................        920,000       23,036,800
      (b) RTI International Metals Inc. .........................................        900,000       14,211,000
          Sherritt International Corp. (Canada) .................................      3,503,500       10,722,930
          Texas Industries Inc. .................................................        679,000       21,476,770
      (a) Westlake Chemical Corp. ...............................................      1,700,000       30,991,000
                                                                                                   --------------
                                                                                                      157,605,011
                                                                                                   --------------
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 1.8%
      (b) Watson Pharmaceuticals Inc. ...........................................      1,700,000       44,489,000
                                                                                                   --------------
          RETAILING 5.0%
      (b) Big Lots Inc. .........................................................        974,300       23,802,149
          The Cato Corp., A .....................................................        450,000        6,984,000
      (b) Charming Shoppes Inc. .................................................      5,200,000        5,720,000
          Dillard's Inc., A .....................................................        880,000        4,690,400
          Fred's Inc. ...........................................................        400,000        4,900,000
          Haverty Furniture Cos. Inc. ...........................................        920,000        9,052,800
   (a, b) Saks Inc. .............................................................      2,050,000       12,300,000
   (b, c) Syms Corp. ............................................................      1,430,000       15,015,000
(a, b, c) Zale Corp .............................................................      2,232,700       38,089,862
                                                                                                   --------------
                                                                                                      120,554,211
                                                                                                   --------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.3%
      (b) Standard Microsystems Corp. ...........................................        369,700        6,658,297
                                                                                                   --------------
          TECHNOLOGY HARDWARE & EQUIPMENT 0.9%
      (b) Benchmark Electronics Inc. ............................................      1,725,000       20,682,750
                                                                                                   --------------
          TRANSPORTATION 7.0%
      (b) Alaska Air Group Inc. .................................................      1,350,600       33,359,820
          Burlington Northern Santa Fe Corp .....................................        352,000       31,349,120
      (b) Kansas City Southern ..................................................        699,400       21,590,478
          Norfolk Southern Corp. ................................................      1,206,600       72,323,604
          Werner Enterprises Inc. ...............................................        500,000        9,810,000
                                                                                                   --------------
                                                                                                      168,433,022
                                                                                                   --------------
          UTILITIES 11.3%
          Atmos Energy Corp. ....................................................        933,600       22,658,472
          Avista Corp. ..........................................................        650,000       12,909,000
          CMS Energy Corp. ......................................................        220,000        2,255,000
          Entergy Corp. .........................................................        599,000       46,751,950
          IDACORP Inc. ..........................................................        590,000       15,729,400
(b, c, d) KGen Power Corp., 144A ................................................      4,400,000       57,200,000


                               78 | Annual Report

Franklin Value Investors Trust

          FRANKLIN BALANCE SHEET INVESTMENT FUND                                       SHARES           VALUE
          --------------------------------------                                    ------------   --------------
          COMMON STOCKS (CONTINUED)
          UTILITIES (CONTINUED)
          Northeast Utilities ...................................................      1,550,000   $   34,968,000
          PNM Resources Inc. ....................................................      1,990,000       19,402,500
          Sierra Pacific Resources ..............................................      5,540,000       45,926,600
          Westar Energy Inc. ....................................................         64,500        1,257,105
          Xcel Energy Inc. ......................................................        861,000       14,998,620
                                                                                                   --------------
                                                                                                      274,056,647
                                                                                                   --------------
          TOTAL COMMON STOCKS (COST $1,871,153,241) .............................                   2,026,440,963
                                                                                                   --------------

                                                                                     PRINCIPAL
                                                                                       AMOUNT
                                                                                    ------------
          CORPORATE BONDS (COST $5,547,502) 0.2%
          CAPITAL GOODS 0.2%
          Mueller Industries Inc., 6.00%, 11/01/14 ..............................   $  5,604,000        4,651,320
                                                                                                   --------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST
             $1,915,054,103).....................................................                   2,066,390,162
                                                                                                   --------------

                                                                                       SHARES
                                                                                    ------------
          SHORT TERM INVESTMENTS 15.5%
          MONEY MARKET FUNDS (COST $246,716,542) 10.2%
      (e) Franklin Institutional Fiduciary Trust Money Market Portfolio,
             1.56%...............................................................    246,716,542      246,716,542
                                                                                                   --------------

                                                                                      PRINCIPAL
                                                                                       AMOUNT
                                                                                    ------------
          REPURCHASE AGREEMENTS (COST $91,761,450) 3.8%
      (f) Joint Repurchase Agreement, 0.159%, 11/03/08 (Maturity Value
             $91,762,663)                                                           $ 91,761,450       91,761,450
                                                                                                   --------------
             ABN AMRO Bank NV, New York Branch (Maturity Value $11,446,475)
             Banc of America Securities LLC (Maturity Value $12,777,033)
             Barclays Capital Inc. (Maturity Value $11,446,475)
             BNP Paribas Securities Corp. (Maturity Value $12,777,033)
             Credit Suisse First Boston (Maturity Value $11,446,475)
             Deutsche Bank Securities Inc. (Maturity Value $13,768,069)
             Dresdner Kleinwort Securities LLC (Maturity Value $5,324,070)
             UBS Securities LLC (Maturity Value $12,777,033)
             Collateralized by U.S. Government Agency Securities, 2.22% - 5.00%,
             11/21/08 - 5/01/13; g U.S. Government Agency Discount
             Notes, 11/28/08 - 1/30/09;
      (g)    U.S. Treasury Bills, 10/22/09; and U.S. Treasury Notes, 3.50% -
                4.75%, 2/28/09 - 11/15/09


                               Annual Report | 79

Franklin Value Investors Trust

        FRANKLIN BALANCE SHEET INVESTMENT FUND                                       SHARES           VALUE
        --------------------------------------                                    ------------   --------------
        SHORT TERM INVESTMENTS (CONTINUED)
    (h) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 1.5%
        MONEY MARKET FUNDS (COST $37,023,673) 1.5%
    (i) Bank of New York Institutional Cash Reserve Fund, 1.07% ...............     37,023,673   $   36,653,436
                                                                                                 --------------
        TOTAL INVESTMENTS (COST $2,290,555,768) 100.8% ........................                   2,441,521,590
        OTHER ASSETS, LESS LIABILITIES (0.8)% .................................                     (20,504,010)
                                                                                                 --------------
        NET ASSETS 100.0% .....................................................                  $2,421,017,580
                                                                                                 ==============

(a) A portion or all of the security is on loan at October 31, 2008. See Note 1(e).

(b)  Non-income producing for the twelve months ended October 31, 2008.

(c)  See Note 9 regarding holdings of 5% voting securities.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the value of these securities was $57,200,000, representing 2.36% of net assets.

(e) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(f)  See Note 1(c) regarding joint repurchase agreements.

(g)  The security is traded on a discount basis with no stated coupon rate.

(h)  See Note 1(e) regarding securities on loan.

(i)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               80 | Annual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP VALUE FUND

                                                                        YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------------------------
CLASS A                                              2008         2007          2006          2005          2004
-------                                            -------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 16.75      $  16.55      $  14.66      $  14.01      $  12.40
                                                   -------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income(b) ....................      0.18          0.21          0.20          0.13          0.08
   Net realized and unrealized gains (losses) ..     (5.88)         1.04          2.18          0.63          1.58
                                                   -------      --------      --------      --------      --------
Total from investment operations ...............     (5.70)         1.25          2.38          0.76          1.66
                                                   -------      --------      --------      --------      --------
Less distributions from:
   Net investment income .......................     (0.24)        (0.21)        (0.15)        (0.08)        (0.05)
   Net realized gains ..........................     (0.97)        (0.84)        (0.34)        (0.03)           --
                                                   -------      --------      --------      --------      --------
Total distributions ............................     (1.21)        (1.05)        (0.49)        (0.11)        (0.05)
                                                   -------      --------      --------      --------      --------
Redemption fees(c, d) ..........................        --            --            --            --            --
                                                   -------      --------      --------      --------      --------
Net asset value, end of year ...................   $  9.84      $  16.75      $  16.55      $  14.66      $  14.01
                                                   =======      ========      ========      ========      ========
Total return(e) ................................    (36.35)%        7.82%        16.62%         5.42%        13.45%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.38%(f)      1.34%(f)      1.33%(f)      1.29%(f)      1.31%
Net investment income ..........................      1.34%         1.25%         1.29%         0.91%         0.59%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $84,815      $151,156      $184,225      $156,841      $127,267
Portfolio turnover rate ........................     15.88%        22.74%        34.36%        25.33%        21.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 81

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                      YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------------
CLASS B                                              2008         2007         2006         2005         2004
-------                                            -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 16.52      $ 16.34      $ 14.47      $ 13.85      $ 12.29
                                                   -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b) .............      0.09         0.10         0.10         0.04        (0.01)
   Net realized and unrealized gains (losses) ..     (5.82)        1.02         2.16         0.61         1.58
                                                   -------      -------      -------      -------      -------
Total from investment operations ...............     (5.73)        1.12         2.26         0.65         1.57
                                                   -------      -------      -------      -------      -------
Less distributions from:
   Net investment income .......................     (0.12)       (0.10)       (0.05)          --(c)     (0.01)
   Net realized gains ..........................     (0.97)       (0.84)       (0.34)       (0.03)          --
                                                   -------      -------      -------      -------      -------
Total distributions ............................     (1.09)       (0.94)       (0.39)       (0.03)       (0.01)
                                                   -------      -------      -------      -------      -------
Redemption fees(c, d) ..........................        --           --           --           --           --
                                                   -------      -------      -------      -------      -------
Net asset value, end of year ...................   $  9.70      $ 16.52      $ 16.34      $ 14.47      $ 13.85
                                                   =======      =======      =======      =======      =======
Total return(e) ................................    (36.82)%       7.08%       15.90%        4.71%       12.76%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      2.08%(f)     2.00%(f)     1.98%(f)     1.94%(f)     1.96%
Net investment income (loss) ...................      0.64%        0.59%        0.64%        0.26%       (0.06)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $ 8,449      $18,598      $22,120      $22,072      $21,794
Portfolio turnover rate ........................     15.88%       22.74%       34.36%       25.33%       21.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               82 | Annual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                      YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------------
CLASS C                                              2008         2007         2006         2005         2004
-------                                            -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 16.51      $ 16.34      $ 14.47      $ 13.85      $ 12.28
                                                   -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b) .............      0.09         0.10         0.10         0.04        (0.01)
   Net realized and unrealized gains (losses) ..     (5.81)        1.02         2.16         0.61         1.58
                                                   -------      -------      -------      -------      -------
Total from investment operations ...............     (5.72)        1.12         2.26         0.65         1.57
                                                   -------      -------      -------      -------      -------
Less distributions from:
   Net investment income .......................     (0.12)       (0.11)       (0.05)          --           --
   Net realized gains ..........................     (0.97)       (0.84)       (0.34)       (0.03)          --
                                                   -------      -------      -------      -------      -------
Total distributions ............................     (1.09)       (0.95)       (0.39)       (0.03)          --
                                                   -------      -------      -------      -------      -------
Redemption fees(c, d) ..........................        --           --           --           --           --
                                                   -------      -------      -------      -------      -------
Net asset value, end of year ...................   $  9.70      $ 16.51      $ 16.34      $ 14.47      $ 13.85
                                                   =======      =======      =======      =======      =======
Total return(e) ................................    (36.80)%       7.07%       15.92%        4.69%       12.78%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      2.08%(f)     1.99%(f)     1.97%(f)     1.94%(f)     1.96%
Net investment income (loss) ...................      0.64%        0.60%        0.65%        0.26%       (0.06)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $24,772      $52,711      $63,983      $59,929      $57,966
Portfolio turnover rate ........................     15.88%       22.74%       34.36%       25.33%       21.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 83

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
CLASS R                                              2008       2007        2006        2005       2004
-------                                            -------     ------      ------      ------     ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 16.61     $16.42      $14.56      $13.93     $12.34
                                                   -------     ------      ------      ------     ------
Income from investment operations(a):
   Net investment income(b) ....................      0.16       0.17        0.17        0.11       0.06
   Net realized and unrealized gains (losses) ..     (5.84)      1.05        2.17        0.61       1.59
                                                   -------     ------      ------      ------     ------
Total from investment operations ...............     (5.68)      1.22        2.34        0.72       1.65
                                                   -------     ------      ------      ------     ------
Less distributions from:
   Net investment income .......................     (0.22)     (0.19)      (0.14)      (0.06)     (0.06)
   Net realized gains ..........................     (0.97)     (0.84)      (0.34)      (0.03)        --
                                                   -------     ------      ------      ------     ------
Total distributions ............................     (1.19)     (1.03)      (0.48)      (0.09)     (0.06)
                                                   -------     ------      ------      ------     ------
Redemption fees(c, d) ..........................        --         --          --          --         --
                                                   -------     ------      ------      ------     ------
Net asset value, end of year ...................   $  9.74     $16.61      $16.42      $14.56     $13.93
                                                   =======     ======      ======      ======     ======
Total return(e).................................    (36.46)%     7.59%      16.46%       5.19%     13.44%

RATIOS TO AVERAGE NET ASSETS
Expenses .......................................     1.58%(f)    1.50%(f)    1.48%(f)    1.44%(f)   1.46%
Net investment income ..........................      1.14%      1.09%       1.14%       0.76%      0.44%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $  3,550    $7,812      $7,717      $6,896     $3,414
Portfolio turnover rate ........................     15.88%     22.74%      34.36%      25.33%     21.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               84 | Annual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                     YEAR ENDED OCTOBER 31,
                                                   -------------------------
ADVISOR CLASS                                        2008     2007    2006(a)
-------------                                      -------   ------   ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 16.76   $16.56   $14.63
                                                   -------   ------   ------
Income from investment operations(b):
   Net investment income(c) ....................      0.22     0.25     0.24
   Net realized and unrealized gains (losses) ..     (5.88)    1.06     2.23
                                                   -------   ------   ------
Total from investment operations ...............     (5.66)    1.31     2.47
                                                   -------   ------   ------
Less distributions from:

   Net investment income .......................     (0.30)   (0.27)   (0.20)
   Net realized gains ..........................     (0.97)   (0.84)   (0.34)
                                                   -------   ------   ------
Total distributions ............................     (1.27)   (1.11)   (0.54)
                                                   -------   ------   ------
Redemption fees(d, e) ..........................        --       --       --
                                                   -------   ------   ------
Net asset value, end of year ...................   $  9.83   $16.76   $16.56
                                                   =======   ======   ======
Total return(f) ................................    (36.13)%   8.12%   17.09%

RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ....................................      1.08%    1.00%    0.98%
Net investment income ..........................      1.64%    1.59%    1.64%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $ 2,622   $3,381   $1,989
Portfolio turnover rate ........................     15.88%   22.74%   34.36%

(a)  For the period November 1, 2005 (effective date) to October 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 85

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

        FRANKLIN LARGE CAP VALUE FUND                                                SHARES      VALUE
        -----------------------------                                               -------   -----------
        COMMON STOCKS 98.2%
        BANKS 2.8%
        SunTrust Banks Inc. .....................................................    26,000   $ 1,043,640
        U.S. Bancorp ............................................................    80,000     2,384,800
                                                                                              -----------
                                                                                                3,428,440
                                                                                              -----------
        CAPITAL GOODS 15.3%
        3M Co ...................................................................    43,000     2,764,900
        Dover Corp. .............................................................    71,000     2,255,670
        Eaton Corp. .............................................................    24,000     1,070,400
        General Electric Co. ....................................................   245,000     4,779,950
        Illinois Tool Works Inc..................................................    85,000     2,838,150
        Masco Corp. .............................................................   108,000     1,096,200
        Parker Hannifin Corp. ...................................................    15,500       600,935
        United Technologies Corp. ...............................................    66,500     3,654,840
                                                                                              -----------
                                                                                               19,061,045
                                                                                              -----------
        CONSUMER DURABLES & APPAREL 5.9%
        D.R. Horton Inc. ........................................................   335,000     2,472,300
        Fortune Brands Inc. .....................................................    69,000     2,631,660
        NIKE Inc., B ............................................................    38,500     2,218,755
                                                                                              -----------
                                                                                                7,322,715
                                                                                              -----------
        CONSUMER SERVICES 2.6%
        McDonald's Corp. ........................................................    55,000     3,186,150
                                                                                              -----------
        DIVERSIFIED FINANCIALS 7.0%
        Bank of America Corp ....................................................    86,000     2,078,620
        The Bank of New York Mellon Corp. .......................................    85,000     2,771,000
        Citigroup Inc. ..........................................................    81,000     1,105,650
        Morgan Stanley ..........................................................    45,000       786,150
        State Street Corp. ......................................................    45,000     1,950,750
                                                                                              -----------
                                                                                                8,692,170
                                                                                              -----------
        ENERGY 12.5%
        Apache Corp. ............................................................    35,000     2,881,550
        Chesapeake Energy Corp. .................................................    55,000     1,208,350
        ConocoPhillips ..........................................................    26,000     1,352,520
        Devon Energy Corp. ......................................................    30,000     2,425,800
        Exxon Mobil Corp. .......................................................    57,000     4,224,840
        Occidental Petroleum Corp. ..............................................    50,500     2,804,770
        Peabody Energy Corp. ....................................................    20,000       690,200
                                                                                              -----------
                                                                                               15,588,030
                                                                                              -----------
        FOOD & STAPLES RETAILING 3.2%
        Wal-Mart Stores Inc. ....................................................    72,000     4,018,320
                                                                                              -----------
        HEALTH CARE EQUIPMENT & SERVICES 1.9%
        Becton Dickinson and Co. ................................................    34,000     2,359,600
                                                                                              -----------
        HOUSEHOLD & PERSONAL PRODUCTS 6.1%
        Kimberly-Clark Corp. ....................................................    60,000     3,677,400
        The Procter & Gamble Co. ................................................    60,000     3,872,400
                                                                                              -----------
                                                                                                7,549,800
                                                                                              -----------


                                      86 | Annual Report

Franklin Value Investors Trust

        FRANKLIN LARGE CAP VALUE FUND                                                SHARES      VALUE
        -----------------------------                                               -------   -----------
        COMMON STOCKS (CONTINUED)
        INSURANCE 6.4%
        AFLAC Inc................................................................    16,800   $    743,904
        The Allstate Corp. ......................................................    75,000      1,979,250
        Ambac Financial Group Inc. ..............................................    67,000        179,560
        Chubb Corp. .............................................................    65,000      3,368,300
        MetLife Inc. ............................................................    50,000      1,661,000
                                                                                              ------------
                                                                                                 7,932,014
                                                                                              ------------
        MATERIALS 10.7%
        Alcoa Inc ...............................................................    92,000      1,058,920
        The Dow Chemical Co. ....................................................   105,000      2,800,350
        Nucor Corp. .............................................................   145,000      5,873,950
        Praxair Inc .............................................................    55,000      3,583,250
                                                                                              ------------
                                                                                                13,316,470
                                                                                              ------------
        PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 4.7%
        Abbott Laboratories .....................................................    14,500        799,675
        Merck & Co. Inc. ........................................................   118,000      3,652,100
        Pfizer Inc. .............................................................    77,800      1,377,837
                                                                                              ------------
                                                                                                 5,829,612
                                                                                              ------------
        RETAILING 5.1%
        The Home Depot Inc. .....................................................   116,000      2,736,440
        J.C. Penney Co. Inc. ....................................................    70,000      1,674,400
        Nordstrom Inc. ..........................................................    59,000      1,067,310
    (a) Office Depot Inc. .......................................................   245,000        882,000
                                                                                              ------------
                                                                                                 6,360,150
                                                                                              ------------
        SOFTWARE & SERVICES 2.7%
        Microsoft Corp. .........................................................   148,000      3,304,840
                                                                                              ------------
        TECHNOLOGY HARDWARE & EQUIPMENT 5.8%
        Hewlett-Packard Co. .....................................................    90,000      3,445,200
        International Business Machines Corp. ...................................    40,000      3,718,800
                                                                                              ------------
                                                                                                 7,164,000
                                                                                              ------------
        TRANSPORTATION 3.0%
        Norfolk Southern Corp. ..................................................    63,000      3,776,220
                                                                                              ------------
        UTILITIES 2.5%
        Entergy Corp. ...........................................................    32,500      2,536,625
        Sempra Energy ...........................................................    15,000        638,850
                                                                                              ------------
                                                                                                 3,175,475
                                                                                              ------------
        TOTAL COMMON STOCKS (COST $141,926,999) .................................              122,065,051
                                                                                              ------------


                               Annual Report | 87

Franklin Value Investors Trust

        FRANKLIN LARGE CAP VALUE FUND                                               SHARES       VALUE
        -----------------------------                                             ---------   ------------
        SHORT TERM INVESTMENTS (COST $2,191,688) 1.8%
        MONEY MARKET FUNDS 1.8%
    (b) Franklin Institutional Fiduciary Trust Money Market
           Portfolio, 1.56% .................................................     2,191,688   $  2,191,688
                                                                                              ------------
        TOTAL INVESTMENTS (COST $144,118,687) 100.0% .........................                 124,256,739
        OTHER ASSETS, LESS LIABILITIES 0.0%(c) ...............................                     (48,013)
                                                                                              ------------
        NET ASSETS 100.0% ....................................................                $124,208,726
                                                                                              ============

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(c)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                               88 | Annual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND

                                                                   YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
CLASS A                                              2008        2007       2006       2005       2004
-------                                            --------    --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  44.02    $  41.32   $  38.15   $  34.48   $  30.41
                                                   --------    --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ....................       0.38        0.39       0.48       0.18       0.05
   Net realized and unrealized gains (losses) ..     (13.69)       5.10       5.73       5.32       4.65
                                                   --------    --------   --------   --------   --------
Total from investment operations ...............     (13.31)       5.49       6.21       5.50       4.70
                                                   --------    --------   --------   --------   --------
Less distributions from:
   Net investment income .......................      (0.41)      (0.57)     (0.19)     (0.05)        --
   Net realized gains ..........................      (5.21)      (2.22)     (2.85)     (1.78)     (0.63)
                                                   --------    --------   --------   --------   --------
Total distributions ............................      (5.62)      (2.79)     (3.04)     (1.83)     (0.63)
                                                   --------    --------   --------   --------   --------
Redemption fees(c, d) ..........................         --          --         --         --         --
                                                   --------    --------   --------   --------   --------
Net asset value, end of year ...................   $  25.09    $  44.02   $  41.32   $  38.15   $  34.48
                                                   ========    ========   ========   ========   ========
Total return(e) ................................     (33.44)%     13.73%     17.25%     16.45%     15.64%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................       1.11%       1.08%      1.11%      1.10%      1.12%
Net investment income ..........................       1.16%       0.89%      1.22%      0.48%      0.13%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $238,025    $467,995   $473,837   $443,037   $418,464
Portfolio turnover rate ........................      11.84%       9.95%      6.47%     13.86%     11.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 89

Franklin Value Investors Trust

FRANKLIN MICROCAP VALUE FUND

                                                      YEAR ENDED OCTOBER 31,
                                                   ----------------------------
ADVISOR CLASS                                        2008       2007    2006(a)
-------------                                      -------    -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 44.14    $ 41.43   $38.28
                                                   -------    -------   ------
Income from investment operations(b):
   Net investment income(c) ....................      0.42       0.49     0.61
   Net realized and unrealized gains (losses) ..    (13.68)      5.11     5.58
                                                   -------    -------   ------
Total from investment operations ...............    (13.26)      5.60     6.19
                                                   -------    -------   ------
Less distributions from:
   Net investment income .......................     (0.53)     (0.67)   (0.19)
   Net realized gains ..........................     (5.21)     (2.22)   (2.85)
                                                   -------    -------   ------
Total distributions ............................     (5.74)     (2.89)   (3.04)
                                                   -------    -------   ------
Redemption fees(d, e) ..........................        --         --       --
                                                   -------    -------   ------
Net asset value, end of year ...................   $ 25.14    $ 44.14   $41.43
                                                   =======    =======   ======
Total return(f) ................................    (33.29)%    13.99%   17.56%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h).....................................      0.87%      0.84%    0.87%
Net investment income ..........................      1.40%      1.13%    1.46%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $61,489    $32,796   $6,298
Portfolio turnover rate ........................     11.84%      9.95%    6.47%

(a)  For the period November 1, 2005 (effective date) to October 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               90 | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

          FRANKLIN MICROCAP VALUE FUND                                                 SHARES         VALUE
          ----------------------------                                              -----------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 77.3%
          BANKS 2.7%
          Beverly Hills Bancorp Inc..............................................       866,488   $    632,536
      (a) BFC Financial Corp., A ................................................     1,110,000        477,300
(a, b, c) Black River BancVenture Inc. ..........................................       495,000      4,034,993
          First Defiance Financial Corp. ........................................       235,000      2,361,750
          WSB Holdings Inc. .....................................................       166,160        661,317
                                                                                                  ------------
                                                                                                     8,167,896
                                                                                                  ------------
          CAPITAL GOODS 12.4%
          Alamo Group Inc. ......................................................       320,000      4,025,600
          Burnham Holdings Inc., A ..............................................       209,600      1,959,760
          CIRCOR International Inc ..............................................       120,200      3,684,130
      (b) Espey Manufacturing & Electronics Corp. ...............................       153,299      3,019,990
          Gibraltar Industries Inc. .............................................       356,099      4,718,312
      (a) Griffon Corp. .........................................................         9,400         79,336
      (b) Hardinge Inc ..........................................................       895,137      6,239,105
          Insteel Industries Inc. ...............................................        30,000        307,800
      (a) Ladish Co. Inc. .......................................................         7,306        124,421
      (a) Layne Christensen Co. .................................................        47,000      1,235,160
      (a) Northwest Pipe Co. ....................................................       129,844      3,730,418
          Smith Investment Co. ..................................................        44,600      3,345,000
      (a) Sparton Corp. .........................................................       414,640        841,719
      (a) Tecumseh Products Co., A ..............................................       200,000      3,704,000
      (a) Tecumseh Products Co., B ..............................................        12,799        212,464
                                                                                                  ------------
                                                                                                    37,227,215
                                                                                                  ------------
          COMMERCIAL & PROFESSIONAL SERVICES 7.6%
          Courier Corp. .........................................................       234,809      4,088,025
          Ecology and Environment Inc., A .......................................       212,100      2,121,000
          Healthcare Services Group Inc. ........................................       585,900      9,702,504
   (a, b) Nashua Corp. ..........................................................       357,930      2,448,241
      (a) Spherion Corp. ........................................................     1,347,200      4,284,096
                                                                                                  ------------
                                                                                                    22,643,866
                                                                                                  ------------
          CONSUMER DURABLES & APPAREL 4.2%
          Bassett Furniture Industries Inc. .....................................       122,100        538,461
      (a) Cavalier Homes Inc. ...................................................       541,128        860,393
      (b) Cobra Electronics Corp. ...............................................       540,000        869,400
   (a, b) Delta Apparel Inc. ....................................................       756,600      4,615,260
      (a) The Dixie Group Inc. ..................................................       480,000      1,968,000
          Flexsteel Industries Inc. .............................................       225,000      1,829,250
      (a) P & F Industries Inc., A ..............................................        89,700        123,786
   (a ,b) Rockford Corp. ........................................................       575,000        563,500
      (b) Tandy Brands Accessories Inc ..........................................       540,000      1,301,400
                                                                                                  ------------
                                                                                                    12,669,450
                                                                                                  ------------
          DIVERSIFIED FINANCIALS 1.1%
          Kohlberg Capital Corp. ................................................       600,834      3,358,662
                                                                                                  ------------


                               Annual Report | 91

Franklin Value Investors Trust

          FRANKLIN MICROCAP VALUE FUND                                                SHARES          VALUE
          ----------------------------                                              -----------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          ENERGY 2.9%
      (a) PHI Inc. ..............................................................        17,600   $    410,080
      (a) PHI Inc., non-voting ..................................................       394,499      8,276,589
                                                                                                  ------------
                                                                                                     8,686,669
                                                                                                  ------------
          FOOD & STAPLES RETAILING 3.5%
          Village Super Market Inc., A ..........................................       214,000     10,515,960
          FOOD, BEVERAGE & TOBACCO 9.4%
      (a) Alliance One International Inc. .......................................     1,167,000      3,897,780
          Griffin Land & Nurseries Inc...........................................       173,000      5,305,910
      (a) John B. Sanfilippo & Son Inc. .........................................       200,000      1,442,000
      (a) Omega Protein Corp. ...................................................       870,000      6,420,600
      (a) Seneca Foods Corp., A .................................................       256,600      4,174,882
      (a) Seneca Foods Corp., B .................................................       121,500      2,169,382
      (a) Smithfield Foods Inc. .................................................       438,600      4,614,072
                                                                                                  ------------
                                                                                                    28,024,626
                                                                                                  ------------
          INSURANCE 6.1%
   (a, b) ACMAT Corp., A ........................................................       392,800      7,172,528
          Baldwin & Lyons Inc., B ...............................................       256,075      4,658,004
          Mercer Insurance Group Inc. ...........................................       140,000      1,836,100
          Safety Insurance Group Inc. ...........................................        51,000      1,937,490
     (a)  United America Indemnity Ltd. .........................................       217,168      2,601,673
                                                                                                  ------------
                                                                                                    18,205,795
                                                                                                  ------------
          MATERIALS 8.0%
   (a, b) American Pacific Corp. ................................................       676,300      7,811,265
          Central Steel and Wire Co. ............................................         6,905      4,212,050
   (a, b) Continental Materials Corp. ...........................................       109,567      1,985,902
      (a) Intertape Polymer Group Inc. (Canada) .................................       900,000      1,845,000
      (a) Mercer International Inc. (Germany) ...................................       761,400      2,131,920
          The Monarch Cement Co. ................................................        43,444        921,013
      (a) RTI International Metals Inc. .........................................       208,000      3,284,320
          Schweitzer-Mauduit International Inc. .................................        35,724        597,305
      (a) Universal Stainless & Alloy Products Inc. .............................        60,000      1,105,800
                                                                                                  ------------
                                                                                                    23,894,575
                                                                                                  ------------
          REAL ESTATE 2.4%
          Arbor Realty Trust Inc. (legend shares) ...............................       270,000        972,000
          Arbor Realty Trust Inc. ...............................................        70,000        252,000
          Bresler & Reiner Inc. .................................................       205,000      3,485,000
  (a, c)  LandCo Real Estate LLC, Liquidating Trust .............................        94,800        168,744
     (b)  Origen Financial Inc. .................................................     2,365,000      2,435,950
                                                                                                  ------------
                                                                                                     7,313,694
                                                                                                  ------------
          RETAILING 6.3%
          Brown Shoe Co. Inc. ...................................................       282,481      2,977,350
          The Coast Distribution System Inc. ....................................        66,800        146,960
  (a, b)  Duckwall-ALCO Stores Inc. .............................................       238,000      2,994,516
          Fred's Inc. ...........................................................       250,000      3,062,500


                               92 | Annual Report

Franklin Value Investors Trust

          FRANKLIN MICROCAP VALUE FUND                                                 SHARES         VALUE
          ----------------------------                                              -----------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          RETAILING (CONTINUED)
      (a) Handleman Co. .........................................................     1,020,000   $  1,315,800
          Haverty Furniture Cos. Inc. ...........................................       477,000      4,693,680
   (a, b) S&K Famous Brands Inc. ................................................       255,500        319,375
      (a) Shoe Carnival Inc. ....................................................       250,500      3,509,505
                                                                                                  ------------
                                                                                                    19,019,686
                                                                                                  ------------
          TECHNOLOGY HARDWARE & EQUIPMENT 1.4%
(a, c, d) Allen Organ Co., Contingent Distribution ..............................        94,800      1,016,256
   (a, b) GTSI Corp. ............................................................       530,000      3,079,300
                                                                                                  ------------
                                                                                                     4,095,556
                                                                                                  ------------
          TELECOMMUNICATION SERVICES 3.7%
          Atlantic Tele-Network Inc. ............................................       400,000      9,732,000
          North State Telecommunications Corp., B ...............................        20,600      1,318,400
                                                                                                  ------------
                                                                                                    11,050,400
                                                                                                  ------------
          TRANSPORTATION 5.6%
  (a, b)  International Shipholding Corp. .......................................       400,000      9,836,000
      (a) P.A.M. Transportation Services Inc. ...................................       410,000      3,558,800
          Providence and Worcester Railroad Co. .................................       205,000      2,870,000
      (a) USA Truck Inc. ........................................................        25,000        369,250
                                                                                                  ------------
                                                                                                    16,634,050
                                                                                                  ------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $230,835,349)                      231,508,100
                                                                                                  ------------
          CONVERTIBLE PREFERRED STOCKS 1.6%
          FOOD, BEVERAGE & TOBACCO 1.6%
      (a) Seneca Foods Corp., cvt. participating pfd. ...........................       200,000      3,254,000
      (a) Seneca Foods Corp., cvt. participating pfd., Series 2003 ..............       100,000      1,627,000
                                                                                                  ------------
          TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,905,000) ..................                    4,881,000
                                                                                                  ------------

                                                                                     PRINCIPAL
                                                                                       AMOUNT
                                                                                    -----------
          CONVERTIBLE BONDS (COST $7,000,000) 1.8%
          MATERIALS 1.8%
      (e) Mercer Internati onal Inc., cvt., senior sub. note, 144A, 8.50%,
             10/15/10 (Germany) .................................................   $ 7,000,000      5,352,858
                                                                                                  ------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $242,740,349) ...                  241,741,958
                                                                                                  ------------

                                                                                       SHARES
                                                                                    -----------
          SHORT TERM INVESTMENTS 19.8%
          MONEY MARKET FUNDS (COST $59,204,509) 19.8%
      (f) Franklin Institutional Fiduciary Trust Money Market Portfolio,
             1.56% ..............................................................    59,204,509     59,204,509
                                                                                                  ------------
      (g) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.0%(h)
          MONEY MARKET FUNDS (COST $18,892) 0.0%(h)
      (i) Bank of New York Institutional Cash Reserve Fund, 1.07% ...............        18,892         18,703
                                                                                                  ------------
          TOTAL INVESTMENTS (COST $301,963,750) 100.5% ..........................                 $300,965,170
          OTHER ASSETS, LESS LIABILITIES (0.5)% .................................                   (1,451,275)
                                                                                                  ------------
          NET ASSETS 100.0% .....................................................                 $299,513,895
                                                                                                  ============


                               Annual Report | 93

Franklin Value Investors Trust

FRANKLIN MICROCAP VALUE FUND

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b)  See Note 9 regarding holdings of 5% voting securities.

(c)  See Note 8 regarding restricted and illiquid securities.

(d) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the value of these securities was $5,352,858, representing 1.79% of net assets.

(f) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(g)  See Note 1(e) regarding securities on loan.

(h)  Rounds to less than 0.1% of net assets.

(i)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               94 | Annual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MIDCAP VALUE FUND

                                                                 YEAR ENDED OCTOBER 31,
                                                     -------------------------------------------
CLASS A                                                2008        2007        2006      2005(a)
-------                                              -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................  $ 11.92     $ 11.37     $  9.80     $ 10.00
                                                     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c)........................     0.02        0.27(d)     0.04        0.01
   Net realized and unrealized gains (losses) .....    (4.36)       0.63        1.59       (0.21)
                                                     -------     -------     -------     -------
Total from investment operations ..................    (4.34)       0.90        1.63       (0.20)
                                                     -------     -------     -------     -------
Less distributions from:
   Net investment income ..........................    (0.12)      (0.20)      (0.06)         --
   Net realized gains .............................    (0.15)      (0.15)         --          --
                                                     -------     -------     -------     -------
Total distributions ...............................    (0.27)      (0.35)      (0.06)         --
                                                     -------     -------     -------     -------
Redemption fees(e, f) .............................       --          --          --          --
                                                     -------     -------     -------     -------
Net asset value, end of year ......................  $  7.31     $ 11.92     $ 11.37     $  9.80
                                                     =======     =======     =======     =======
Total return(g)....................................   (37.14)%      8.01%      16.70%      (2.00)%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates..     1.78%       1.65%       1.97%       2.57%
Expenses net of waiver and payments by affiliates..     1.40%(i)    1.40%(i)    1.40%(i)    1.40%
Net investment income .............................     0.15%       2.26%(d)    0.38%       0.37%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................  $39,626     $72,497     $42,677     $11,804
Portfolio turnover rate ...........................    26.66%      12.39%      10.96%         --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.18%.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 95

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                                 YEAR ENDED OCTOBER 31,
                                                     -------------------------------------------
CLASS C                                                2008        2007        2006      2005(a)
-------                                              -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................  $ 11.81     $ 11.29     $  9.78     $ 10.00
                                                     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income (loss)(c).................    (0.05)       0.20(d)    (0.03)      (0.01)
   Net realized and unrealized gains (losses) .....    (4.31)       0.61        1.59       (0.21)
                                                     -------     -------     -------     -------
Total from investment operations ..................    (4.36)       0.81        1.56       (0.22)
                                                     -------     -------     -------     -------
Less distributions from:
   Net investment income ..........................    (0.06)      (0.14)      (0.05)         --
   Net realized gains .............................    (0.15)      (0.15)         --          --
                                                     -------     -------     -------     -------
Total distributions ...............................    (0.21)      (0.29)      (0.05)         --
                                                     -------     -------     -------     -------
Redemption fees(e, f)..............................       --          --          --          --
                                                     -------     -------     -------     -------
Net asset value, end of year ......................  $  7.24     $ 11.81     $ 11.29     $  9.78
                                                     =======     =======     =======     =======
Total return(g)....................................   (37.54)%      7.27%      15.95%      (2.20)%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates..     2.41%       2.30%       2.60%       3.22%
Expenses net of waiver and payments by affiliates..     2.03%(i)    2.05%(i)    2.03%(i)    2.05%
Net investment income (loss) ......................    (0.48)%      1.61%(d)   (0.25)%     (0.28)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................  $ 7,974     $15,103     $ 9,406     $ 3,275
Portfolio turnover rate ...........................    26.66%      12.39%      10.96%         --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               96 | Annual Report

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                                  YEAR ENDED OCTOBER 31,
                                                        -----------------------------------------
CLASS R                                                   2008       2007       2006      2005(a)
-------                                                 -------     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $ 11.87     $11.35     $ 9.80     $10.00
                                                        -------     ------     ------     ------
Income from investment operations(b):
   Net investment income(c) .........................        --(d)    0.27(e)    0.02       0.01
   Net realized and unrealized gains (losses) .......     (4.34)      0.61       1.59      (0.21)
                                                        -------     ------     ------     ------
Total from investment operations ....................     (4.34)      0.88       1.61      (0.20)
                                                        -------     ------     ------     ------
Less distributions from:
   Net investment income ............................     (0.08)     (0.21)     (0.06)        --
   Net realized gains ...............................     (0.15)     (0.15)        --         --
                                                        -------     ------     ------     ------
Total distributions .................................     (0.23)     (0.36)     (0.06)        --
                                                        -------     ------     ------     ------
Redemption fees(d, f) ...............................        --         --         --         --
                                                        -------     ------     ------     ------
Net asset value, end of year ........................   $  7.30     $11.87     $11.35     $ 9.80
                                                        =======     ======     ======     ======
Total return(g) .....................................    (37.23)%     7.85%     16.47%     (2.00)%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates ...      1.93%      1.80%      2.12%      2.72%
Expenses net of waiver and payments by affiliates ...      1.55%(i)   1.55%(i)   1.55%(i)   1.55%
Net investment income ...............................        --%(j)   2.11%(e)   0.23%      0.22%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $   339     $  690     $  133     $   36
Portfolio turnover rate .............................     26.66%     12.39%     10.96%        --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

(j)  Rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 97

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                                  YEAR ENDED OCTOBER 31,
                                                        -----------------------------------------
ADVISOR CLASS                                             2008       2007       2006      2005(a)
-------------                                           -------     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $ 11.99     $11.42     $ 9.81     $10.00
                                                        -------     ------     ------     ------
Income from investment operations(b):
   Net investment income(c) .........................      0.05       0.33(d)    0.08       0.03
   Net realized and unrealized gains (losses) .......     (4.38)      0.62       1.60      (0.22)
                                                        -------     ------     ------     ------
Total from investment operations ....................     (4.33)      0.95       1.68      (0.19)
                                                        -------     ------     ------     ------
Less distributions from:
   Net investment income ............................     (0.16)     (0.23)     (0.07)        --
   Net realized gains ...............................     (0.15)     (0.15)        --         --
                                                        -------     ------     ------     ------
Total distributions .................................     (0.31)     (0.38)     (0.07)        --
                                                        -------     ------     ------     ------
Redemption fees(e, f) ...............................        --         --         --         --
                                                        -------     ------     ------     ------
Net asset value, end of year ........................   $  7.35     $11.99     $11.42     $ 9.81
                                                        =======     ======     ======     ======
Total return(g) .....................................     (36.97)%     8.42%     17.18%     (1.90)%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates ...      1.43%      1.30%      1.62%      2.22%
Expenses net of waiver and payments by affiliates ...      1.05%(i)   1.05%(i)   1.05%(i)   1.05%
Net investment income ...............................      0.50%      2.61%(d)   0.73%      0.72%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $   767     $1,136     $   777    $  434
Portfolio turnover rate .............................     26.66%     12.39%      10.96%       --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               98 | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

        FRANKLIN MIDCAP VALUE FUND                                                SHARES/UNITS      VALUE
        --------------------------                                                ------------   -----------
        COMMON STOCKS AND OTHER EQUITY INTERESTS 98.0%
        AUTOMOBILES & COMPONENTS 3.4%
        Autoliv Inc. (Sweden) .................................................        40,400    $   862,944
        Harley-Davidson Inc....................................................        32,900        805,392
                                                                                                 -----------
                                                                                                   1,668,336
                                                                                                 -----------
        BANKS 1.3%
        PNC Financial Services Group Inc. .....................................         9,727        648,499
                                                                                                 -----------
        CAPITAL GOODS 16.2%
        Carlisle Cos. Inc. ....................................................        54,500      1,267,125
        Dover Corp. ...........................................................        38,400      1,219,968
        Eaton Corp. ...........................................................        13,400        597,640
        Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) ............        50,300      1,052,276
        Graco Inc. ............................................................        34,700        858,131
        Oshkosh Corp. .........................................................        49,200        376,872
        Roper Industries Inc. .................................................        28,500      1,292,475
    (a) Terex Corp. ...........................................................        26,200        437,278
        W.W. Grainger Inc. ....................................................         9,700        762,129
                                                                                                 -----------
                                                                                                   7,863,894
                                                                                                 -----------
        COMMERCIAL & PROFESSIONAL SERVICES 0.9%
        Robert Half International Inc. ........................................        24,400        460,428
                                                                                                 -----------
        CONSUMER DURABLES & APPAREL 7.8%
        Fortune Brands Inc. ...................................................        31,800      1,212,852
        Hasbro Inc. ...........................................................        32,800        953,496
        Leggett & Platt Inc. ..................................................        22,500        390,600
        M.D.C. Holdings Inc. ..................................................        27,800        934,914
        Pulte Homes Inc. ......................................................        26,700        297,438
                                                                                                 -----------
                                                                                                   3,789,300
                                                                                                 -----------
        CONSUMER SERVICES 1.7%
        Hillenbrand Inc. ......................................................        42,300        803,700
                                                                                                 -----------
        DIVERSIFIED FINANCIALS 1.7%
        CIT Group Inc. ........................................................        69,400        287,316
    (a) KKR Private Equity Investors LP .......................................       109,200        538,356
                                                                                                 -----------
                                                                                                     825,672
                                                                                                 -----------
        ENERGY 9.7%
        Chesapeake Energy Corp. ...............................................        24,900        547,053
        ENSCO International Inc. ..............................................        19,896        756,247
    (a) Helix Energy Solutions Group Inc. .....................................        39,695        419,179
        Overseas Shipholding Group Inc. .......................................        21,200        796,696
        Peabody Energy Corp. ..................................................        17,800        614,278
        Pioneer Natural Resources Co. .........................................         7,100        197,593
        Teekay Corp. (Bahamas) ................................................        19,100        407,785
        Tidewater Inc. ........................................................        23,000      1,003,030
                                                                                                 -----------
                                                                                                   4,741,861
                                                                                                 -----------


                               Annual Report | 99

Franklin Value Investors Trust

        FRANKLIN MIDCAP VALUE FUND                                                SHARES/UNITS      VALUE
        --------------------------                                                ------------   -----------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        FOOD, BEVERAGE & TOBACCO 7.7%
        Bunge Ltd..............................................................        11,094    $   426,121
    (a) Dean Foods Co. ........................................................        81,500      1,781,590
        McCormick & Co. Inc. ..................................................        45,800      1,541,628
                                                                                                 -----------
                                                                                                   3,749,339
                                                                                                 -----------
        HEALTH CARE EQUIPMENT & SERVICES 5.0%
        Hill-Rom Holdings Inc. ................................................        42,300        962,748
    (a) Laboratory Corp. of America Holdings ..................................        17,900      1,100,671
    (a) LifePoint Hospitals Inc. ..............................................        16,100        385,917
                                                                                                 -----------
                                                                                                   2,449,336
                                                                                                 -----------
        HOUSEHOLD & PERSONAL PRODUCTS 1.7%
        Alberto-Culver Co. ....................................................        32,200        828,506
                                                                                                 -----------
        INSURANCE 5.9%
        Arthur J. Gallagher & Co ..............................................        14,200        345,912
        Cincinnati Financial Corp. ............................................        24,800        644,552
        Erie Indemnity Co., A .................................................        33,500      1,245,865
        Old Republic International Corp. ......................................        57,775        532,108
        Protective Life Corp. .................................................        11,000         91,850
                                                                                                 -----------
                                                                                                   2,860,287
                                                                                                 -----------
        MATERIALS 11.7%
        Airgas Inc. ...........................................................        30,100      1,154,636
        Bemis Co. Inc. ........................................................        47,600      1,182,384
        Celanese Corp., A .....................................................        64,000        887,040
        MeadWestvaco Corp. .....................................................       47,700        669,231
        Nucor Corp. ...........................................................        14,100        571,191
        Sigma-Aldrich Corp. ...................................................        25,100      1,100,886
        United States Steel Corp. .............................................         3,000        110,640
                                                                                                 -----------
                                                                                                   5,676,008
                                                                                                 -----------
        PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 2.6%
    (a) Endo Pharmaceuticals Holdings Inc. ....................................        41,600        769,600
    (a) Watson Pharmaceuticals Inc. ...........................................        19,400        507,698
                                                                                                 -----------
                                                                                                   1,277,298
                                                                                                 -----------
        RETAILING 4.6%
        Family Dollar Stores Inc. .............................................        20,600        554,346
        J.C. Penney Co. Inc. ..................................................        34,100        815,672
        Nordstrom Inc. ........................................................        47,500        859,275
                                                                                                 -----------
                                                                                                   2,229,293
                                                                                                 -----------
        SOFTWARE & SERVICES 3.0%
    (a) SAIC Inc. .............................................................        78,300      1,446,201
                                                                                                 -----------
        TRANSPORTATION 1.7%
        J.B. Hunt Transport Services Inc. .....................................        29,000        824,470
                                                                                                 -----------


                              100 | Annual Report

Franklin Value Investors Trust

        FRANKLIN MIDCAP VALUE FUND                                                SHARES/UNITS      VALUE
        --------------------------                                                ------------   -----------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        UTILITIES 11.4%
        Atmos Energy Corp. ....................................................        56,100    $ 1,361,547
        DTE Energy Co. ........................................................        42,800      1,510,840
        Northeast Utilities ...................................................        27,100        611,376
        Sempra Energy .........................................................        21,600        919,944
        Sierra Pacific Resources ..............................................       141,000      1,168,890
                                                                                                 -----------
                                                                                                   5,572,597
                                                                                                 -----------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $72,149,423) .....                   47,715,025
                                                                                                 -----------
        SHORT TERM INVESTMENTS (COST $1,174,510) 2.4%
        MONEY MARKET FUNDS 2.4%
    (b) Franklin Institutional Fiduciary Trust Money Market Portfolio,
           1.56% ..............................................................     1,174,510      1,174,510
                                                                                                 -----------
        TOTAL INVESTMENTS (COST $73,323,933) 100.4% ...........................                   48,889,535
        OTHER ASSETS, LESS LIABILITIES (0.4)% .................................                     (183,194)
                                                                                                 -----------
        NET ASSETS 100.0% .....................................................                  $48,706,341
                                                                                                 ===========

See Selected Portfolio Abbreviations on page 111.

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 101

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND

                                                                  YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
CLASS A                                              2008       2007       2006       2005       2004
-------                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  45.94   $  45.27   $  39.41   $  34.37   $  28.19
                                                   --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ....................       0.34       0.29       0.17       0.15       0.30
   Net realized and unrealized gains (losses) ..     (15.72)      3.71       6.70       5.15       5.88
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............     (15.38)      4.00       6.87       5.30       6.18
                                                   --------   --------   --------   --------   --------
Less distributions from:
   Net investment income .......................      (0.35)     (0.28)     (0.10)     (0.26)        --
   Net realized gains ..........................      (1.63)     (3.05)     (0.91)        --         --
                                                   --------   --------   --------   --------   --------
Total distributions ............................      (1.98)     (3.33)     (1.01)     (0.26)        --
                                                   --------   --------   --------   --------   --------
Redemption fees(c, d) ..........................         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $  28.58   $  45.94   $  45.27   $  39.41   $  34.37
                                                   ========   ========   ========   ========   ========
Total return(e) ................................     (34.67)%     9.15%     17.73%     15.46%     21.92%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................       1.26%      1.17%      1.22%      1.29%      1.35%
Net investment income ..........................       0.87%      0.62%      0.40%      0.39%      0.95%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $543,933   $849,226   $703,238   $486,563   $296,000
Portfolio turnover rate ........................      18.90%      6.49%     17.39%     12.73%     17.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                              102 | Annual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                                YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------
CLASS B                                              2008      2007      2006      2005      2004
-------                                            -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 43.90   $ 43.43   $ 38.00   $ 33.20   $ 27.41
                                                   -------   -------   -------   -------   -------
Income from investment operations(a):
   Net investment income (loss)(b) .............      0.06     (0.05)    (0.12)    (0.09)     0.09
   Net realized and unrealized gains (losses) ..    (15.03)     3.57      6.46      4.97      5.70
                                                   -------   -------   -------   -------   -------
Total from investment operations ...............    (14.97)     3.52      6.34      4.88      5.79
                                                   -------   -------   -------   -------   -------
Less distributions from:
   Net investment income .......................        --        --        --     (0.08)       --
   Net realized gains ..........................     (1.63)    (3.05)    (0.91)       --        --
                                                   -------   -------   -------   -------   -------
Total distributions ............................     (1.63)    (3.05)    (0.91)    (0.08)       --
                                                   -------   -------   -------   -------   -------
Redemption fees(c, d) ..........................        --        --        --        --        --
                                                   -------   -------   -------   -------   -------
Net asset value, end of year ...................   $ 27.30   $ 43.90   $ 43.43   $ 38.00   $ 33.20
                                                   =======   =======   =======   =======   =======
Total return(e) ................................    (35.16)%    8.36%    16.98%    14.68%    21.12%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      1.98%     1.90%     1.90%     1.94%     2.00%
Net investment income (loss) ...................      0.15%    (0.11)%   (0.28)%   (0.26)%    0.30%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $35,080   $71,955   $79,482   $76,575   $65,551
Portfolio turnover rate ........................     18.90%     6.49%    17.39%    12.73%    17.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 103

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                                    YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------------
CLASS C                                              2008        2007        2006        2005        2004
-------                                            --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  43.37    $  42.99    $  37.63    $  32.86    $  27.13
                                                   --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) .............       0.06       (0.04)      (0.11)      (0.09)       0.08
   Net realized and unrealized gains (losses) ..     (14.83)       3.52        6.38        4.92        5.65
                                                   --------    --------    --------    --------    --------
Total from investment operations ...............     (14.77)       3.48        6.27        4.83        5.73
                                                   --------    --------    --------    --------    --------
Less distributions from:
   Net investment income .......................      (0.03)      (0.05)         --       (0.06)         --
   Net realized gains ..........................      (1.63)      (3.05)      (0.91)         --          --
                                                   --------    --------    --------    --------    --------
Total distributions ............................      (1.66)      (3.10)      (0.91)      (0.06)         --
                                                   --------    --------    --------    --------    --------
Redemption fees(c, d) ..........................         --          --          --          --          --
                                                   --------    --------    --------    --------    --------
Net asset value, end of year ...................   $  26.94    $  43.37    $  42.99    $  37.63    $  32.86
                                                   ========    ========    ========    ========    ========
Total return(e) ................................     (35.14)%      8.35%      16.96%      14.69%      21.12%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................       1.97%       1.90%       1.90%       1.94%       2.00%
Net investment income (loss) ...................       0.16%      (0.11)%     (0.28)%     (0.26)%      0.30%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $146,824    $262,339    $240,395    $186,490    $136,805
Portfolio turnover rate ........................      18.90%       6.49%      17.39%      12.73%      17.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               104 | Annual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                                   YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
CLASS R                                              2008        2007        2006        2005      2004
-------                                            --------    --------    -------     -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  45.66    $  45.07    $ 39.22     $ 34.24   $ 28.13
                                                   --------    --------    -------     -------   -------
Income from investment operations(a):
   Net investment income(b) ....................       0.25        0.18       0.10        0.09      0.31
   Net realized and unrealized gains (losses) ..     (15.62)       3.70       6.66        5.14      5.80
                                                   --------    --------    -------     -------   -------
Total from investment operations ...............     (15.37)       3.88       6.76        5.23      6.11
                                                   --------    --------    -------     -------   -------
Less distributions from:
   Net investment income .......................      (0.29)      (0.24)        --(c)    (0.25)       --
   Net realized gains ..........................      (1.63)      (3.05)     (0.91)         --        --
                                                   --------    --------    -------     -------   -------
Total distributions ............................      (1.92)      (3.29)     (0.91)      (0.25)       --
                                                   --------    --------    -------     -------   -------
Redemption fees(c, d) ..........................         --          --         --          --        --
                                                   --------    --------    -------     -------   -------
Net asset value, end of year ...................   $  28.37    $  45.66    $ 45.07     $ 39.22   $ 34.24
                                                   ========    ========    =======     =======   =======
Total return(e) ................................     (34.84)%      8.89%     17.54%      15.24%    21.72%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................       1.48%       1.40%      1.40%       1.44%     1.50%
Net investment income ..........................       0.65%       0.39%      0.22%       0.24%     0.80%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $107,475    $110,497    $56,811     $31,550   $24,951
Portfolio turnover rate ........................      18.90%       6.49%     17.39%      12.73%    17.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 105

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                                YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------
ADVISOR CLASS                                        2008       2007      2006      2005      2004
-------------                                      -------    -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 47.26    $ 46.46   $ 40.42   $ 35.21   $ 28.78
                                                   -------    -------   -------   -------   -------
Income from investment operations(a):
   Net investment income(b) ....................      0.46       0.43      0.32      0.29      0.44
   Net realized and unrealized gains (losses) ..    (16.17)      3.80      6.86      5.28      5.99
                                                   -------    -------   -------   -------   -------
Total from investment operations ...............    (15.71)      4.23      7.18      5.57      6.43
                                                   -------    -------   -------   -------   -------
Less distributions from:
   Net investment income .......................     (0.48)     (0.38)    (0.23)    (0.36)       --
   Net realized gains ..........................     (1.63)     (3.05)    (0.91)       --        --
                                                   -------    -------   -------   -------   -------
Total distributions ............................     (2.11)     (3.43)    (1.14)    (0.36)       --
                                                   -------    -------   -------   -------   -------
Redemption fees(c, d) ..........................        --         --        --        --        --
                                                   -------    -------   -------   -------   -------
Net asset value, end of year ...................   $ 29.44    $ 47.26   $ 46.46   $ 40.42   $ 35.21
                                                   =======    =======   =======   =======   =======
Total return ...................................    (34.48)%     9.43%    18.13%    15.84%    22.34%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ....................................      0.98%      0.90%     0.90%     0.94%     1.00%
Net investment income ..........................      1.15%      0.89%     0.72%     0.74%     1.30%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $76,269    $65,753   $56,912   $37,852   $26,701
Portfolio turnover rate ........................     18.90%      6.49%    17.39%    12.73%    17.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               106 | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

          FRANKLIN SMALL CAP VALUE FUND                                                SHARES          VALUE
          -----------------------------                                             ------------   ------------
          COMMON STOCKS 87.9%
          AUTOMOBILES & COMPONENTS 3.0%
          Autoliv Inc. (Sweden) .................................................        223,000   $  4,763,280
          Gentex Corp. ..........................................................        504,000      4,833,360
          Monaco Coach Corp. ....................................................        760,700      1,673,540
      (a) Thor Industries Inc. ..................................................        689,000     12,333,100
      (a) Winnebago Industries Inc. .............................................        560,000      3,326,400
                                                                                                   ------------
                                                                                                     26,929,680
                                                                                                   ------------
          BANKS 4.2%
          Chemical Financial Corp. ..............................................        469,355     12,329,956
      (a) Corus Bankshares Inc. .................................................        691,065      1,520,343
          Peoples Bancorp Inc. ..................................................        183,500      3,514,025
      (a) TrustCo Bank Corp. NY .................................................      1,750,000     21,297,500
                                                                                                   ------------
                                                                                                     38,661,824
                                                                                                   ------------
          CAPITAL GOODS 21.7%
          A.O. Smith Corp. ......................................................        108,000      3,407,400
          American Woodmark Corp. ...............................................        312,300      5,790,042
          Apogee Enterprises Inc. ...............................................        908,000      8,952,880
          Applied Industrial Technologies Inc. ..................................        137,700      2,780,163
      (b) Astec Industries Inc. .................................................         70,100      1,781,942
          Brady Corp., A ........................................................        492,300     15,261,300
          Briggs & Stratton Corp. ...............................................        436,000      6,871,360
          Carlisle Cos. Inc. ....................................................        458,000     10,648,500
          CIRCOR International Inc. .............................................        141,800      4,346,170
          CNH Global NV (Netherlands) ...........................................         85,000      1,506,200
      (b) EMCOR Group Inc. ......................................................        171,300      3,044,001
      (a) Franklin Electric Co. Inc. ............................................        256,300     10,805,608
          Gibraltar Industries Inc. .............................................      1,041,500     13,799,875
          Graco Inc. ............................................................        430,000     10,633,900
          Kennametal Inc. .......................................................        430,000      9,124,600
          Lincoln Electric Holdings Inc. ........................................        209,100      9,022,665
          Mueller Industries Inc ................................................        580,000     13,264,600
          Nordson Corp. .........................................................        244,000      9,010,920
      (b) Powell Industries Inc. ................................................         81,000      1,499,310
          Roper Industries Inc. .................................................        195,800      8,879,530
          Simpson Manufacturing Co. Inc. ........................................        401,000      9,239,040
          Timken Co. ............................................................         75,600      1,200,528
          Trinity Industries Inc. ...............................................        358,000      6,043,040
          Universal Forest Products Inc. ........................................        612,000     14,473,800
          Wabash National Corp. .................................................      1,158,500      6,997,340
      (a) Watts Water Technologies Inc., A ......................................        327,600      8,658,468
                                                                                                   ------------
                                                                                                    197,043,182
                                                                                                   ------------
          COMMERCIAL & PROFESSIONAL SERVICES 2.3%
          ABM Industries Inc. ...................................................        611,700      9,989,061
          Mine Safety Appliances Co. ............................................        416,500     11,245,500
                                                                                                   ------------
                                                                                                     21,234,561
                                                                                                   ------------


                              Annual Report | 107

Franklin Value Investors Trust

          FRANKLIN SMALL CAP VALUE FUND                                                SHARES          VALUE
          -----------------------------                                             ------------   ------------
          COMMON STOCKS (CONTINUED)
          CONSUMER DURABLES & APPAREL 6.4%
          Bassett Furniture Industries Inc. .....................................        250,500   $  1,104,705
          Brunswick Corp. .......................................................        490,000      1,700,300
          D.R. Horton Inc. ......................................................        697,000      5,143,860
          Ethan Allen Interiors Inc. ............................................        440,500      7,880,545
      (c) Hooker Furniture Corp. ................................................        582,900      5,310,219
          La-Z-Boy Inc. .........................................................        862,000      4,982,360
          M.D.C. Holdings Inc. ..................................................        307,000     10,324,410
          M/I Homes Inc. ........................................................        577,900      7,865,219
      (b) Russ Berrie and Co. Inc. ..............................................        466,400      1,259,280
      (b) Timberland Co., A .....................................................        181,000      2,190,100
      (b) The Warnaco Group Inc. ................................................        346,000     10,314,260
                                                                                                   ------------
                                                                                                     58,075,258
                                                                                                   ------------
          CONSUMER SERVICES 0.4%
          Regis Corp ............................................................        309,000      3,822,330
                                                                                                   ------------
          ENERGY 7.6%
          Arch Coal Inc. ........................................................        136,000      2,911,760
      (b) Atwood Oceanics Inc. ..................................................        172,000      4,726,560
   (a, b) Bristow Group Inc. ....................................................        319,000      7,901,630
          CARBO Ceramics Inc. ...................................................         23,000        995,210
          CONSOL Energy Inc. ....................................................         91,000      2,856,490
          General Maritime Corp. ................................................        289,300      4,382,895
      (b) Global Industries Ltd. ................................................      1,067,000      2,720,850
      (b) Helix Energy Solutions Group Inc. .....................................        265,600      2,804,736
      (b) Oil States International Inc. .........................................        327,600      7,577,388
          Overseas Shipholding Group Inc. .......................................        157,000      5,900,060
          Peabody Energy Corp. ..................................................        119,000      4,106,690
          Rowan Cos. Inc. .......................................................        282,000      5,115,480
          Teekay Corp. (Bahamas) ................................................        240,000      5,124,000
          Tidewater Inc. ........................................................        101,100      4,408,971
      (b) Unit Corp. ............................................................        202,000      7,583,080
                                                                                                   ------------
                                                                                                     69,115,800
                                                                                                   ------------
          FOOD & STAPLES RETAILING 1.5%
          Casey's General Stores Inc. ...........................................        465,000     14,043,000
                                                                                                   ------------
          HEALTH CARE EQUIPMENT & SERVICES 2.6%
          STERIS Corp. ..........................................................        224,000      7,624,960
          Teleflex Inc. .........................................................        140,000      7,418,600
          West Pharmaceutical Services Inc. .....................................        205,200      8,191,584
                                                                                                   ------------
                                                                                                     23,235,144
                                                                                                   ------------
          INSURANCE 11.0%
          American National Insurance Co. .......................................         90,800      6,199,824
          Arthur J. Gallagher & Co. .............................................        299,900      7,305,564
          Aspen Insurance Holdings Ltd. .........................................        644,000     14,786,240
          Erie Indemnity Co., A .................................................        169,590      6,307,052
          IPC Holdings Ltd. .....................................................        582,000     16,069,020
          Montpelier Re Holdings Ltd. (Bermuda) .................................        810,000     11,591,100
          Old Republic International Corp. ......................................      1,633,000     15,039,930


                              108 | Annual Report

Franklin Value Investors Trust

          FRANKLIN SMALL CAP VALUE FUND                                                SHARES          VALUE
          -----------------------------                                             ------------   ------------
          COMMON STOCKS (CONTINUED)
          INSURANCE (CONTINUED)
          Protective Life Corp. .................................................        325,000   $  2,713,750
          RLI Corp. .............................................................        162,100      9,302,919
          StanCorp Financial Group Inc. .........................................        225,000      7,668,000
          Syncora Holdings Ltd. .................................................        314,000        339,936
          Zenith National Insurance Corp. .......................................         88,400      2,904,824
                                                                                                   ------------
                                                                                                    100,228,159
                                                                                                   ------------
          MATERIALS 10.1%
          Airgas Inc. ...........................................................        289,900     11,120,564
          AptarGroup Inc. .......................................................        258,500      7,837,720
          Cabot Corp. ...........................................................        283,200      7,490,640
          Gerdau Ameristeel Corp. (Canada) ......................................      1,176,000      6,515,040
          Glatfelter ............................................................        772,000      7,959,320
      (b) Mercer International Inc. (Germany) ...................................        114,088        319,446
          Reliance Steel & Aluminum Co. .........................................        399,400     10,000,976
          RPM International Inc. ................................................        860,000     12,212,000
          Steel Dynamics Inc. ...................................................        977,000     11,645,840
          United States Steel Corp ..............................................         51,000      1,880,880
          Westlake Chemical Corp. ...............................................        843,200     15,371,536
                                                                                                   ------------
                                                                                                     92,353,962
                                                                                                   ------------
          RETAILING 7.0%
          Brown Shoe Co. Inc. ...................................................      1,001,000     10,550,540
          Christopher & Banks Corp. .............................................      1,490,000      7,777,800
          Fred's Inc. ...........................................................        627,600      7,688,100
          Group 1 Automotive Inc. ...............................................        352,000      3,537,600
      (b) Gymboree Corp. ........................................................        141,800      3,666,948
          The Men's Wearhouse Inc. ..............................................        485,300      7,420,237
      (b) Pier 1 Imports Inc. ...................................................        810,000      1,117,800
   (a, b) Saks Inc. .............................................................        803,000      4,818,000
      (b) Tuesday Morning Corp. .................................................        614,000      1,375,360
      (b) West Marine Inc. ......................................................        795,000      5,032,350
   (a, b) Zale Corp. ............................................................        636,100     10,851,866
                                                                                                   ------------
                                                                                                     63,836,601
                                                                                                   ------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.3%
          Cohu Inc. .............................................................        601,200      8,500,968
          (a,b)OmniVision Technologies Inc. .....................................        359,800      2,910,782
                                                                                                   ------------
                                                                                                     11,411,750
                                                                                                   ------------
          TECHNOLOGY HARDWARE & EQUIPMENT 3.5%
      (b) Avocent Corp. .........................................................        134,100      2,014,182
      (b) Benchmark Electronics Inc. ............................................      1,135,000     13,608,650
          Diebold Inc. ..........................................................         87,600      2,603,472
      (b) Mettler-Toledo International Inc. .....................................        150,500     11,519,270
      (b) Rofin-Sinar Technologies Inc. .........................................         96,000      2,139,840
                                                                                                   ------------
                                                                                                     31,885,414
                                                                                                   ------------


                              Annual Report | 109

Franklin Value Investors Trust

          FRANKLIN SMALL CAP VALUE FUND                                                SHARES          VALUE
          -----------------------------                                             ------------   ------------
          COMMON STOCKS (CONTINUED)
          TRANSPORTATION 3.0%
      (b) Genesee & Wyoming Inc. ................................................        386,000   $ 12,873,100
      (b) Kansas City Southern ..................................................        142,800      4,408,236
          SkyWest Inc. ..........................................................        663,000     10,216,830
                                                                                                   ------------
                                                                                                     27,498,166
                                                                                                   ------------
          UTILITIES 2.3%
          Atmos Energy Corp. ....................................................        171,200      4,155,024
          Energen Corp. .........................................................        140,000      4,699,800
          Sierra Pacific Resources ..............................................      1,430,000     11,854,700
                                                                                                   ------------
                                                                                                     20,709,524
                                                                                                   ------------
          TOTAL COMMON STOCKS (COST $999,462,391)                                                   800,084,355
                                                                                                   ------------

                                                                                      PRINCIPAL
                                                                                       AMOUNT
                                                                                    ------------
          CORPORATE BONDS (COST $1,305,702) 0.1%
          CAPITAL GOODS 0.1%
          Mueller Industries Inc., 6.00%, 11/01/14 ..............................   $  1,319,000      1,094,770
                                                                                                   ------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST
             $1,000,768,093) ....................................................                   801,179,125
                                                                                                 ------------

                                                                                       SHARES
                                                                                    ------------
          SHORT TERM INVESTMENTS 15.8%
          MONEY MARKET FUNDS (COST $107,859,409) 11.9%
      (d) Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.56% ..    107,859,409    107,859,409
                                                                                                   ------------
      (e) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 3.9%
          MONEY MARKET FUNDS (COST $35,728,233) 3.9%
      (f) Bank of New York Institutional Cash Reserve Fund, 1.07% ...............     35,728,233     35,370,951
                                                                                                   ------------
          TOTAL INVESTMENTS (COST $1,144,355,735) 103.8% ........................                   944,409,485
          OTHER ASSETS, LESS LIABILITIES (3.8)% .................................                   (34,828,167)
                                                                                                   ------------
          NET ASSETS 100.0% .....................................................                  $909,581,318
                                                                                                   ============

(a) A portion or all of the security is on loan at October 31, 2008. See Note 1(e).

(b)  Non-income producing for the twelve months ended October 31, 2008.

(c)  See Note 9 regarding holdings of 5% voting securities.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(e)  See Note 1(e) regarding securities on loan.

(f)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               110 | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 111

Franklin Value Investors Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2008

                                                                FRANKLIN        FRANKLIN         FRANKLIN
                                                                 ALL CAP      BALANCE SHEET      LARGE CAP
                                                               VALUE FUND    INVESTMENT FUND    VALUE FUND
                                                              ------------   ---------------  -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................   $14,304,721     $1,773,224,000  $141,926,999
      Cost - Non-controlled affiliated issuers (Note 9) ...            --        178,853,776            --
      Cost - Sweep Money Fund (Note 7) ....................     1,088,280        246,716,542     2,191,688
      Cost - Repurchase agreements ........................            --         91,761,450            --
                                                              -----------     --------------  ------------
      Total cost of investments ...........................   $15,393,001     $2,290,555,768  $144,118,687
                                                              ===========     ==============  ============
      Value - Unaffiliated issuers ........................   $10,195,589     $1,949,999,136  $122,065,051
      Value - Non-controlled affiliated issuers (Note 9) ..            --        153,044,462            --
      Value - Sweep Money Fund (Note 7) ...................     1,088,280        246,716,542     2,191,688
      Value - Repurchase agreements .......................            --         91,761,450            --
                                                              -----------     --------------  ------------
Total value of investmentsa ...............................    11,283,869      2,441,521,590   124,256,739
   Receivables:
      Investment securities sold ..........................        34,417          1,872,069            --
      Capital shares sold .................................       368,515         20,529,973       236,797
      Dividends and interest ..............................         6,663          1,993,726       182,390
                                                              -----------     --------------  ------------
         Total assets .....................................    11,693,464      2,465,917,358   124,675,926
                                                              -----------     --------------  ------------
Liabilities:
   Payables:
      Investment securities purchased .....................        45,149            428,098            --
      Capital shares redeemed .............................        12,352          3,469,595       254,783
      Affiliates ..........................................         5,655          1,749,800       148,596
      Unaffiliated transfer agent fees ....................         1,914          1,692,653        33,411
   Payable upon return of securities loaned ...............            --         37,023,673            --
   Accrued expenses and other liabilities .................         2,680            535,959        30,410
                                                              -----------     --------------  ------------
         Total liabilities ................................        67,750         44,899,778       467,200
                                                              -----------     --------------  ------------
            Net assets, at value ..........................   $11,625,714     $2,421,017,580  $124,208,726
                                                              ===========     ==============  ============
Net assets consist of:
   Paid-in capital ........................................   $16,795,484     $2,169,003,852  $149,756,897
   Undistributed net investment income ....................        70,781         34,920,044     1,407,913
   Net unrealized appreciation (depreciation) .............    (4,109,132)       150,728,928   (19,861,948)
   Accumulated net realized gain (loss) ...................    (1,131,419)        66,364,756    (7,094,136)
                                                              -----------     --------------  ------------
            Net assets, at value ..........................   $11,625,714     $2,421,017,580  $124,208,726
                                                              ===========     ==============  ============
(a) Includes securities loaned ............................   $        --     $   36,264,754  $         --

   The accompanying notes are an integral part of these financial statements.


                               112 | Annual Report

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2008

                                                                   FRANKLIN        FRANKLIN         FRANKLIN
                                                                    ALL CAP      BALANCE SHEET      LARGE CAP
                                                                  VALUE FUND    INVESTMENT FUND    VALUE FUND
                                                                 ------------   ---------------  -------------
CLASS A:
   Net assets, at value ......................................    $9,507,887     $2,169,284,333   $84,815,248
                                                                  ----------     --------------   -----------
   Shares outstanding ........................................     1,521,003         57,310,213     8,621,704
                                                                  ----------     --------------   -----------
   Net asset value per share(a) ..............................    $     6.25     $        37.85   $      9.84
                                                                  ----------     --------------   -----------
   Maximum offering price per share (net asset value
      per share / 94.25%) ....................................    $     6.63     $        40.16   $     10.44
                                                                  ----------     --------------   -----------
CLASS B:
   Net assets, at value ......................................            --     $   51,727,112   $ 8,449,168
                                                                  ----------     --------------   -----------
   Shares outstanding ........................................            --          1,390,989       870,886
                                                                  ----------     --------------   -----------
   Net asset value and maximum offering price per share(a) ...            --     $        37.19   $      9.70
                                                                  ----------     --------------   -----------
CLASS C:
   Net assets, at value ......................................    $1,471,447     $   73,068,308   $24,771,606
                                                                  ----------     --------------   -----------
   Shares outstanding ........................................       237,243          1,960,718     2,554,526
                                                                  ----------     --------------   -----------
   Net asset value and maximum offering price per share(a) ...    $     6.20     $        37.27   $      9.70
                                                                  ----------     --------------   -----------
CLASS R:
   Net assets, at value ......................................    $    6,247     $   26,432,929   $ 3,550,406
                                                                  ----------     --------------   -----------
   Shares outstanding ........................................         1,000            704,220       364,547
                                                                  ----------     --------------   -----------
   Net asset value and maximum offering price per share ......    $     6.25     $        37.54   $      9.74
                                                                  ----------     --------------   -----------
ADVISOR CLASS:
   Net assets, at value ......................................    $  640,133     $  100,504,898   $ 2,622,298
                                                                  ----------     --------------   -----------
   Shares outstanding ........................................       101,940          2,650,095       266,729
                                                                  ----------     --------------   -----------
   Net asset value and maximum offering price per share ......    $     6.28     $        37.93   $      9.83
                                                                  ----------     --------------   -----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 113

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2008

                                                             FRANKLIN       FRANKLIN        FRANKLIN
                                                             MICROCAP        MIDCAP        SMALL CAP
                                                            VALUE FUND     VALUE FUND      VALUE FUND
                                                           ------------   ------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................   $183,394,657   $ 72,149,423   $1,026,814,760
      Cost - Non-controlled affiliated issuers
         (Note 9) ......................................     59,364,584             --        9,681,566
      Cost - Sweep Money Fund (Note 7) .................     59,204,509      1,174,510      107,859,409
                                                           ------------   ------------   --------------
      Total cost of investments ........................   $301,963,750   $ 73,323,933   $1,144,355,735
                                                           ============   ============   ==============
      Value - Unaffiliated issuers .....................   $183,033,936   $ 47,715,025   $  831,239,857
      Value - Non-controlled affiliated issuers
         (Note 9) ......................................     58,726,725             --        5,310,219
      Value - Sweep Money Fund (Note 7) ................     59,204,509      1,174,510      107,859,409
                                                           ------------   ------------   --------------
      Total value of investments(a) ....................    300,965,170     48,889,535      944,409,485
Receivables:
      Investment securities sold .......................             --             --          367,248
      Capital shares sold ..............................         84,314         32,178        3,134,578
      Dividends and interest ...........................        128,059         33,352          754,488
      Other receivables ................................             --         44,150               --
                                                           ------------   ------------   --------------
         Total assets ..................................    301,177,543     48,999,215      948,665,799
                                                           ------------   ------------   --------------
Liabilities:
   Payables:
      Investment securities purchased ..................        751,906             --           12,933
      Capital shares redeemed ..........................        532,177        229,142        1,980,767
      Affiliates .......................................        254,386         32,670          996,489
      Unaffiliated transfer agent fees .................         66,624         11,067          318,356
   Payable upon return of securities loaned ............         18,892           --         35,728,233
   Accrued expenses and other liabilities ..............         39,663         19,995           47,703
                                                           ------------   ------------   --------------
         Total liabilities .............................      1,663,648        292,874       39,084,481
                                                           ------------   ------------   --------------
            Net assets, at value .......................   $299,513,895   $ 48,706,341   $  909,581,318
                                                           ============   ============   ==============
Net assets consist of:
   Paid-in capital .....................................   $274,603,178   $ 75,768,912   $1,103,420,047
   Undistributed net investment income .................      3,933,670         63,244        6,204,053
   Net unrealized appreciation (depreciation) ..........     (1,000,485)   (24,434,398)    (199,831,835)
   Accumulated net realized gain (loss) ................     21,977,532     (2,691,417)        (210,947)
                                                           ------------   ------------   --------------
         Net assets, at value ..........................   $299,513,895   $ 48,706,341   $  909,581,318
                                                           ============   ============   ==============
(a) Includes securities loaned .........................   $         --   $         --   $   35,754,639

   The accompanying notes are an integral part of these financial statements.


                               114 | Annual Report

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2008

                                                             FRANKLIN       FRANKLIN        FRANKLIN
                                                             MICROCAP        MIDCAP        SMALL CAP
                                                            VALUE FUND     VALUE FUND      VALUE FUND
                                                           ------------   ------------   --------------
CLASS A:
   Net assets, at value ................................   $238,024,591    $39,625,762    $543,932,840
                                                           ------------    -----------    -------------
   Shares outstanding ..................................      9,487,748      5,422,774      19,029,975
                                                           ------------    -----------    -------------
   Net asset value per share(a) ........................   $      25.09    $      7.31    $      28.58
                                                           ------------    -----------    -------------
   Maximum offering price per share (net asset
      value per share / 94.25%) ........................   $      26.62    $      7.76    $      30.32
                                                           ------------    -----------    -------------
CLASS B:
   Net assets, at value ................................             --             --    $ 35,079,950
                                                           ------------    -----------    -------------
   Shares outstanding ..................................             --             --       1,285,085
                                                           ------------    -----------    -------------
   Net asset value and maximum offering price per
      share(a) .........................................             --             --    $      27.30
                                                           ------------    -----------    -------------
CLASS C:
   Net assets, at value ................................             --    $ 7,974,245    $146,824,404
                                                           ------------    -----------    -------------
   Shares outstanding ..................................             --      1,101,297       5,450,677
                                                           ------------    -----------    -------------
   Net asset value and maximum offering price per
      share(a) .........................................             --    $      7.24    $      26.94
                                                           ------------    -----------    -------------
CLASS R:
   Net assets, at value ................................             --    $   339,163    $107,474,639
                                                           ------------    -----------    -------------
   Shares outstanding ..................................             --         46,473       3,787,942
                                                           ------------    -----------    -------------
   Net asset value and maximum offering price
      per share ........................................             --    $      7.30    $      28.37
                                                           ------------    -----------    -------------
ADVISOR CLASS:
   Net assets, at value ................................   $ 61,489,304    $   767,171    $ 76,269,485
                                                           ------------    -----------    -------------
   Shares outstanding ..................................      2,445,809        104,379       2,591,054
                                                           ------------    -----------    -------------
   Net asset value and maximum offering price
      per share ........................................   $      25.14    $      7.35    $      29.44
                                                           ------------    -----------    -------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 115

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2008

                                                             FRANKLIN        FRANKLIN         FRANKLIN
                                                              ALL CAP      BALANCE SHEET      LARGE CAP
                                                            VALUE FUND    INVESTMENT FUND    VALUE FUND
                                                           ------------   ---------------   ------------
Investment income:
   Dividends:
      Unaffiliated issuers .............................    $   181,729   $    60,315,739   $  4,886,520
      Non-controlled affiliated issuers (Note 9) .......             --           937,600             --
      Sweep Money Fund (Note 7) ........................         27,139         6,069,256        100,436
   Interest ............................................             --         4,631,231             --
   Income from securities loaned .......................             --         8,965,059         19,730
                                                            -----------   ---------------   ------------
            Total investment income ....................        208,868        80,918,885      5,006,686
                                                            -----------   ---------------   ------------
Expenses:
   Management fees (Note 3a) ...........................         56,406        16,204,689      1,003,342
   Administrative fees (Note 3b) .......................         21,803                --        369,157
   Distribution fees: (Note 3c)
      Class A ..........................................         30,639         7,985,873        369,326
      Class B ..........................................             --           860,294        138,552
      Class C ..........................................         12,945         1,008,962        384,026
      Class R ..........................................             43           242,778         29,341
   Transfer agent fees (Note 3e) .......................         19,416         8,256,407        442,708
   Custodian fees (Note 4) .............................            162            87,033          2,991
   Reports to shareholders .............................          8,123           219,314         46,322
   Registration and filing fees ........................         47,378           294,432         63,012
   Professional fees ...................................         28,832            96,663         33,783
   Trustees' fees and expenses .........................            623           336,612         11,858
   Amortization of offering costs ......................         39,834                --             --
   Other ...............................................          4,466            50,510         12,671
                                                            -----------   ---------------   ------------
            Total expenses .............................        270,670        35,643,567      2,907,089
            Expense reductions (Note 4) ................            (61)          (15,326)           (20)
            Expense waived/paid by affiliates
               (Note 3f) ...............................       (128,886)               --             --
                                                            -----------   ---------------   ------------
               Net expenses ............................        141,723        35,628,241      2,907,069
                                                            -----------   ---------------   ------------
                  Net investment income ................         67,145        45,290,644      2,099,617
                                                            -----------   ---------------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers(a) .......................     (1,060,096)      237,392,605     (7,064,026)
         Non-controlled affiliated issuers (Note 9) ....             --       (49,748,077)            --
      Capital gains distributions ......................             --         5,817,593             --
      Foreign currency transactions ....................             --           (19,821)            --
                                                            -----------   ---------------   ------------
                  Net realized gain (loss) .............     (1,060,096)      193,442,300     (7,064,026)
                                                            -----------   ---------------   ------------
   Net change in unrealized appreciation
      (depreciation) on investments ....................     (3,955,915)   (1,933,874,631)   (70,861,974)
                                                            -----------   ---------------   ------------
Net realized and unrealized gain (loss) ................     (5,016,011)   (1,740,432,331)   (77,926,000)
                                                            -----------   ---------------   ------------
Net increase (decrease) in net assets resulting from
   operations ..........................................    $(4,948,866)  $(1,695,141,687)  $(75,826,383)
                                                            ===========   ===============   ============
(a) Amount includes gains from a redemption in-kind
   (Note 10) ...........................................    $        --   $   108,873,568   $         --

   The accompanying notes are an integral part of these financial statements.


                               116 | Annual Report

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended October 31, 2008

                                                             FRANKLIN        FRANKLIN       FRANKLIN
                                                             MICROCAP         MIDCAP        SMALL CAP
                                                            VALUE FUND      VALUE FUND      VALUE FUND
                                                           -------------   ------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers .............................   $   5,551,001   $  1,040,647   $  18,983,398
      Non-controlled affiliated issuers (Note 9) .......         681,217             --         236,370
      Sweep Money Fund (Note 7) ........................       1,996,456        134,827       1,328,594
   Interest ............................................         707,281             --          80,915
   Income from securities loaned .......................         113,599         12,611       4,591,054
                                                           -------------   ------------   -------------
         Total investment income .......................       9,049,554      1,188,085      25,220,331
                                                           -------------   ------------   -------------
Expenses:
   Management fees (Note 3a) ...........................       2,761,305        557,047       7,587,544
   Administrative fees (Note 3b) .......................              --        152,915              --
   Distribution fees: (Note 3c)
      Class A ..........................................         830,233        216,010       2,045,080
      Class B ..........................................              --             --         548,903
      Class C ..........................................              --        129,862       2,091,985
      Class R ..........................................              --          2,296         569,771
   Transfer agent fees (Note 3e) .......................         541,551        195,335       3,351,263
   Custodian fees (Note 4) .............................           5,720          1,527          23,760
   Reports to shareholders .............................          47,210         37,292         329,845
   Registration and filing fees ........................          41,279         54,408          73,656
   Professional fees ...................................          34,292         29,590          51,488
   Trustees' fees and expenses .........................          27,669          6,637          99,449
   Federal income tax (Note 3g) ........................              --         44,150              --
   Other ...............................................          17,103         12,614          43,496
                                                           -------------   ------------   -------------
         Total expenses ................................       4,306,362      1,439,683      16,816,240
         Expense reductions (Note 4) ...................          (2,353)          (225)         (5,983)
         Expenses waived/paid by affiliates (Note 3f) ..              --       (288,687)             --
                                                           -------------   ------------   -------------
            Net expenses ...............................       4,304,009      1,150,771      16,810,257
                                                           -------------   ------------   -------------
               Net investment income ...................       4,745,545         37,314       8,410,074
                                                           -------------   ------------   -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ..........................      26,916,705     (2,361,038)         72,566
         Non-controlled affiliated issuers
            (Note 9) ...................................      (1,708,202)            --         (91,494)
                                                           -------------   ------------   -------------
               Net realized gain (loss) ................      25,208,503     (2,361,038)        (18,928)
                                                           -------------   ------------   -------------
   Net change in unrealized appreciation
      (depreciation) on investments ....................    (187,815,244)   (28,934,362)   (490,978,215)
                                                           -------------   ------------   -------------
Net realized and unrealized gain (loss) ................    (162,606,741)   (31,295,400)   (490,997,143)
                                                           -------------   ------------   -------------
Net increase (decrease) in net assets resulting
   from operations .....................................   $(157,861,196)  $(31,258,086)  $(482,587,069)
                                                           =============   ============   =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 117

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                               FRANKLIN ALL CAP            FRANKLIN BALANCE SHEET
                                                                  VALUE FUND                  INVESTMENT FUND
                                                           ------------------------   --------------------------------
                                                            YEAR ENDED OCTOBER 31,         YEAR ENDED OCTOBER 31,
                                                           ------------------------   --------------------------------
                                                               2008        2007(a)          2008            2007
                                                           -----------   ----------   ---------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................   $    67,145   $   12,160   $    45,290,644   $   53,915,942
      Net realized gain (loss) from investments,
         capital gains distributions and foreign
         currency transactions .........................    (1,060,096)     (71,118)      193,442,300      392,131,570
      Net change in unrealized appreciation
         (depreciation) on investments .................    (3,955,915)    (153,217)   (1,933,874,631)     (52,722,539)
                                                           -----------   ----------   ---------------   --------------
            Net increase (decrease) in net assets
               resulting from operations ...............    (4,948,866)    (212,175)   (1,695,141,687)     393,324,973
                                                           -----------   ----------   ---------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A .......................................       (43,343)          --       (39,612,923)     (56,124,269)
         Class B .......................................            --           --          (173,445)        (653,600)
         Class C .......................................        (4,764)          --          (181,226)        (719,909)
         Class R .......................................           (46)          --          (468,985)        (559,473)
         Advisor Class .................................        (6,079)          --        (4,626,751)      (5,121,199)
      Net realized gains:
         Class A .......................................            --           --      (335,976,978)    (272,064,080)
         Class B .......................................            --           --        (9,320,941)      (7,883,359)
         Class C .......................................            --           --       (10,342,910)      (8,695,351)
         Class R .......................................            --           --        (5,217,525)      (3,216,294)
         Advisor Class .................................            --           --       (30,754,478)     (20,887,969)
                                                           -----------   ----------   ---------------   --------------
   Total distributions to shareholders .................       (54,232)          --      (436,676,162)    (375,925,503)
                                                           -----------   ----------   ---------------   --------------
   Capital share transactions: (Note 2)
         Class A .......................................     6,421,722    7,312,010      (191,444,773)    (221,364,108)
         Class B .......................................            --           --       (14,740,263)     (13,171,468)
         Class C .......................................     1,248,239      862,548         2,715,610       (9,795,929)
         Class R .......................................            --       10,000       (11,233,052)      12,922,088
         Advisor Class .................................       (14,021)   1,000,367      (160,196,330)      54,496,840
                                                           -----------   ----------   ---------------   --------------
   Total capital share transactions ....................     7,655,940    9,184,925      (374,898,808)    (176,912,577)
                                                           -----------   ----------   ---------------   --------------
   Redemption fees .....................................            75           47            53,435           38,929
                                                           -----------   ----------   ---------------   --------------
            Net increase (decrease) in net assets ......     2,652,917    8,972,797    (2,506,663,222)    (159,474,178)
Net assets:
   Beginning of year ...................................     8,972,797           --     4,927,680,802    5,087,154,980
                                                           -----------   ----------   ---------------   --------------
   End of year .........................................   $11,625,714   $8,972,797   $ 2,421,017,580   $4,927,680,802
                                                           ===========   ==========   ===============   ==============
Undistributed net investment income included in
   net assets:
   End of year .........................................   $    70,781   $   27,455   $    34,920,044   $   34,346,150
                                                           ===========   ==========   ===============   ==============

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

   The accompanying notes are an integral part of these financial statements.


                               118 | Annual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                FRANKLIN LARGE CAP             FRANKLIN MICROCAP
                                                                     VALUE FUND                     VALUE FUND
                                                           ----------------------------   ----------------------------
                                                              YEAR ENDED OCTOBER 31,         YEAR ENDED OCTOBER 31,
                                                           ----------------------------   ----------------------------
                                                                2008           2007            2008           2007
                                                           -------------   ------------   -------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................   $   2,099,617   $  2,893,123   $   4,745,545   $  4,658,233
      Net realized gain (loss) from investments
         and foreign currency transactions .............      (7,064,026)    13,319,606      25,208,503     58,150,672
      Net change in unrealized appreciation
         (depreciation) on investments .................     (70,861,974)     3,667,722    (187,815,244)     2,157,157
                                                           -------------   ------------   -------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ...............     (75,826,383)    19,880,451    (157,861,196)    64,966,062
                                                           -------------   ------------   -------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .......................................      (2,093,601)    (2,342,258)     (4,202,918)    (6,348,151)
         Class B .......................................        (126,996)      (139,377)             --             --
         Class C .......................................        (331,946)      (441,613)             --             --
         Class R .......................................         (97,376)       (88,308)             --             --
         Advisor Class .................................         (59,611)       (49,519)       (487,350)      (225,219)
      Net realized gains:
         Class A .......................................      (8,731,257)    (9,229,421)    (53,228,790)   (24,824,164)
         Class B .......................................      (1,064,276)    (1,118,742)             --             --
         Class C .......................................      (2,886,149)    (3,251,511)             --             --
         Class R .......................................        (442,897)      (394,504)             --             --
         Advisor Class .................................        (194,600)      (154,969)     (4,817,863)      (747,866)
                                                           -------------   ------------   -------------   ------------
   Total distributions to shareholders .................     (16,028,709)   (17,210,222)    (62,736,921)   (32,145,400)
                                                           -------------   ------------   -------------   ------------
   Capital share transactions: (Note 2)
         Class A .......................................      (4,937,150)   (34,902,280)    (36,300,801)   (38,181,352)
         Class B .......................................      (3,313,180)    (3,747,506)             --             --
         Class C .......................................      (8,806,321)   (11,758,318)             --             --
         Class R .......................................      (1,405,945)       (10,654)             --             --
         Advisor Class .................................         867,997      1,372,280      55,619,479     26,014,141
                                                           -------------   ------------   -------------   ------------
   Total capital share transactions ....................     (17,594,599)   (49,046,478)     19,318,678    (12,167,211)
                                                           -------------   ------------   -------------   ------------
   Redemption fees .....................................             961            263           2,478          2,023
                                                           -------------   ------------   -------------   ------------
            Net increase (decrease) in net assets ......    (109,448,730)   (46,375,986)   (201,276,961)    20,655,474
Net assets:
   Beginning of year ...................................     233,657,456    280,033,442     500,790,856    480,135,382
                                                           -------------   ------------   -------------   ------------
   End of year .........................................   $ 124,208,726   $233,657,456   $ 299,513,895   $500,790,856
                                                           =============   ============   =============   ============
Undistributed net investment income included in
   net assets:
   End of year .........................................   $   1,407,913   $  2,019,069   $   3,933,670   $  3,849,999
                                                           =============   ============   =============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 119

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     FRANKLIN MIDCAP              FRANKLIN SMALL CAP
                                                                        VALUE FUND                    VALUE FUND
                                                              ---------------------------   -------------------------------
                                                                 YEAR ENDED OCTOBER 31,         YEAR ENDED OCTOBER 31,
                                                              ---------------------------   -------------------------------
                                                                   2008           2007           2008             2007
                                                              -------------   -----------   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................   $      37,314   $ 1,605,473   $    8,410,074   $    5,674,202
      Net realized gain (loss) from investments and
         foreign currency transactions ....................      (2,361,038)    1,028,308          (18,928)      48,335,673
      Net change in unrealized appreciation
         (depreciation) on investments ....................     (28,934,362)    1,266,035     (490,978,215)      50,133,835
                                                              -------------   -----------   --------------   --------------
            Net increase (decrease) in net assets
               resulting from operations ..................     (31,258,086)    3,899,816     (482,587,069)     104,143,710
                                                              -------------   -----------   --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................        (781,238)     (801,821)      (6,544,236)      (4,407,801)
         Class C ..........................................         (76,158)     (122,118)        (206,876)        (266,542)
         Class R ..........................................          (3,052)       (8,309)        (731,468)        (316,135)
         Advisor Class ....................................         (15,822)      (15,315)        (633,597)        (505,499)
      Net realized gains:
         Class A ..........................................        (891,244)     (621,341)     (29,895,180)     (47,916,137)
         Class B ..........................................              --            --       (2,563,602)      (5,483,021)
         Class C ..........................................        (186,887)     (132,590)      (9,528,016)     (17,152,546)
         Class R ..........................................          (5,498)       (6,141)      (4,038,099)      (4,083,147)
         Advisor Class ....................................         (13,871)      (10,395)      (2,133,160)      (4,066,624)
                                                              -------------   -----------   --------------   --------------
   Total distributions to shareholders ....................      (1,973,770)   (1,718,030)     (56,274,234)     (84,197,452)
                                                              -------------   -----------   --------------   --------------
   Capital share transactions: (Note 2)
         Class A ..........................................      (6,043,995)   28,087,583       27,166,122      134,189,399
         Class B ..........................................              --            --      (13,058,873)      (8,627,417)
         Class C ..........................................      (1,394,212)    5,312,924      (21,002,910)      19,329,728
         Class R ..........................................        (140,877)      523,637       52,297,147       52,776,349
         Advisor Class ....................................          91,635       325,925       43,260,103        5,308,474
                                                              -------------   -----------   --------------   --------------
   Total capital share transactions .......................      (7,487,449)   34,250,069       88,661,589      202,976,533
                                                              -------------   -----------   --------------   --------------
   Redemption fees ........................................              62           240           10,428           11,128
                                                              -------------   -----------   --------------   --------------
            Net increase (decrease) in net assets .........     (40,719,243)   36,432,095     (450,189,286)     222,933,919
Net assets:
   Beginning of year ......................................      89,425,584    52,993,489    1,359,770,604    1,136,836,685
                                                              -------------   -----------   --------------   --------------
   End of year ............................................   $  48,706,341   $89,425,584   $  909,581,318   $1,359,770,604
                                                              =============   ===========   ==============   ==============
Undistributed net investment income included in net assets:
   End of year ............................................   $      63,244   $   742,394   $    6,204,053   $    5,729,745
                                                              =============   ===========   ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               120 | Annual Report

Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of six funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                      CLASS A, CLASS C,            CLASS A, CLASS B, CLASS C,
CLASS A & ADVISOR CLASS          CLASS R & ADVISOR CLASS            CLASS R & ADVISOR CLASS
-----------------------        ----------------------------  --------------------------------------
Franklin MicroCap Value Fund   Franklin All Cap Value Fund   Franklin Balance Sheet Investment Fund
                               Franklin MidCap Value Fund    Franklin Large Cap Value Fund
                                                             Franklin Small Cap Value Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               Annual Report | 121

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENTS

The Funds may enter into joint repurchase agreements whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreements held by the Funds at year end had been entered into on October 31, 2008. The joint repurchase agreements are valued at cost.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.


                              122 | Annual Report

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.

E. SECURITIES LENDING

Certain funds participate in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money market fund and managed by the fund's custodian on the fund's behalf. The fund receives income from investment of cash collateral, in addition to any lending fees and rebates paid by the borrower. The funds bear the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the funds.

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years (for the one open tax year for Franklin All Cap Value Fund) and as of October 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                               Annual Report | 123

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

H. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                              124 | Annual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2008, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                              FRANKLIN ALL CAP         FRANKLIN BALANCE SHEET
                                                                 VALUE FUND                INVESTMENT FUND
                                                           ----------------------   -----------------------------
                                                            SHARES       AMOUNT        SHARES          AMOUNT
                                                           --------   -----------   -----------   ---------------
CLASS A SHARES:
Year ended October 31, 2008
   Shares sold .........................................    975,195   $ 8,074,206    10,846,485   $   572,037,155
   Shares issued in reinvestment
      of distributions .................................      3,523        30,828     6,319,439       358,944,116
   Shares redeemed .....................................   (207,407)   (1,683,312)  (20,825,062)   (1,122,426,044)
                                                           --------   -----------   -----------   ---------------
   Net increase (decrease) .............................    771,311   $ 6,421,722   (3,659,138)   $  (191,444,773)
                                                           ========   ===========   ===========   ===============
Year ended October 31, 2007(a)
   Shares sold .........................................    803,935   $ 7,832,682    10,205,917   $   715,192,846
   Shares issued in reinvestment
      of distributions .................................         --            --     4,657,380       313,627,999
   Shares redeemed .....................................    (54,243)     (520,672)  (17,958,437)   (1,250,184,953)
                                                           --------   -----------   -----------   ---------------
   Net increase (decrease) .............................    749,692   $ 7,312,010    (3,095,140)  $  (221,364,108)
                                                           ========   ===========   ===========   ===============
CLASS B SHARES:
Year ended October 31, 2008
   Shares sold .........................................                                 41,664   $     2,110,697
   Shares issued in reinvestment
      of distributions .................................                                151,839         8,530,325
   Shares redeemed .....................................                               (481,977)      (25,381,285)
                                                                                    -----------   ---------------
   Net increase (decrease) .............................                               (288,474)  $   (14,740,263)
                                                                                    ===========   ===============
Year ended October 31, 2007
   Shares sold .........................................                                 18,712   $     1,292,523
   Shares issued in reinvestment
      of distributions .................................                                116,332         7,745,341
   Shares redeemed .....................................                               (321,754)      (22,209,332)
                                                                                    -----------   ---------------
   Net increase (decrease) .............................                               (186,710)  $   (13,171,468)
                                                                                    ===========   ===============
CLASS C SHARES:
Year ended October 31, 2008
   Shares sold .........................................    209,986   $ 1,741,099       503,525   $    26,147,941
   Shares issued in reinvestment
      of distributions .................................        496         4,332       169,875         9,560,562
   Shares redeemed .....................................    (62,418)     (497,192)     (625,120)      (32,992,893)
                                                           --------   -----------   -----------   ---------------
   Net increase (decrease) .............................    148,064   $ 1,248,239        48,280   $     2,715,610
                                                           ========   ===========   ===========   ===============
Year ended October 31, 2007(a)
   Shares sold .........................................     94,457   $   912,684        63,855   $     4,412,080
   Shares issued in reinvestment
      of distributions .................................         --            --       128,179         8,546,996
   Shares redeemed .....................................     (5,278)      (50,136)     (331,729)      (22,755,005)
                                                           --------   -----------   -----------   ---------------
   Net increase (decrease) .............................     89,179   $   862,548      (139,695)  $    (9,795,929)
                                                           ========   ===========   ===========   ===============

(a) For the period June 1, 2007 (commencement of operations) to October 31, 2007 for the Franklin All Cap Value Fund.


                              Annual Report | 125

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                              FRANKLIN ALL CAP       FRANKLIN BALANCE SHEET
                                                                 VALUE FUND              INVESTMENT FUND
                                                           ---------------------   --------------------------
                                                            SHARES      AMOUNT       SHARES         AMOUNT
                                                           -------   -----------   ----------   -------------
CLASS R SHARES:
Year ended October 31, 2008
   Shares sold .........................................        --   $        --      195,428   $  10,465,009
   Shares issued in reinvestment
      of distributions .................................        --            --      100,718       5,686,511
   Shares redeemed .....................................        --            --     (518,837)    (27,384,572)
                                                           -------   -----------   ----------   -------------
   Net increase (decrease) .............................        --   $        --     (222,691)  $ (11,233,052)
                                                           =======   ===========   ==========   =============
Year ended October 31, 2007(a)
   Shares sold .........................................     1,000   $    10,000      323,636   $  22,820,838
   Shares issued in reinvestment
      of distributions .................................        --            --       56,372       3,775,767
   Shares redeemed .....................................        --            --     (196,835)    (13,674,517)
                                                           -------   -----------   ----------   -------------
   Net increase (decrease) .............................     1,000   $    10,000      183,173   $  12,922,088
                                                           =======   ===========   ==========   =============
ADVISOR CLASS SHARES:
Year ended October 31, 2008
   Shares sold .........................................    15,431   $   128,191    1,499,973   $  83,529,075
   Shares issued in reinvestment
      of distributions .................................       680         5,955      138,628       7,872,659
   Shares redeemed in-kind (Note 10) ...................        --            --   (2,252,843)   (122,194,190)
   Shares redeemed .....................................   (16,766)     (148,167)  (2,348,909)   (129,403,874)
                                                           -------   -----------   ----------   -------------
Net increase (decrease) ................................      (655)  $   (14,021)  (2,963,151)  $(160,196,330)
                                                           =======   ===========   ==========   =============
Year ended October 31, 2007(a)
   Shares sold .........................................   107,349   $ 1,046,114    2,878,564   $ 198,925,673
   Shares issued in reinvestment
      of distributions .................................        --            --       23,747       1,599,836
   Shares redeemed .....................................    (4,754)      (45,747)  (2,092,642)   (146,028,669)
                                                           -------   -----------   ----------   -------------
   Net increase (decrease) .............................   102,595   $ 1,000,367      809,669   $  54,496,840
                                                           =======   ===========   ==========   =============

(a) For the period June 1, 2007 (commencement of operations) to October 31, 2007 for the Franklin All Cap Value Fund.

                                                              FRANKLIN LARGE CAP            FRANKLIN MICROCAP
                                                                  VALUE FUND                   VALUE FUND
                                                           -------------------------   --------------------------
                                                             SHARES        AMOUNT        SHARES         AMOUNT
                                                           ----------   ------------   ----------   -------------
CLASS A SHARES:
Year ended October 31, 2008
   Shares sold .........................................    1,805,018   $ 23,881,164      847,228   $  28,033,464
   Shares issued in reinvestment
      of distributions .................................      675,677      9,770,294    1,552,999      52,056,610
   Shares redeemed .....................................   (2,883,177)   (38,588,608)  (3,543,547)   (116,390,875)
                                                           ----------   ------------   ----------   -------------
   Net increase (decrease) .............................     (402,482)  $ (4,937,150)  (1,143,320)  $ (36,300,801)
                                                           ==========   ============   ==========   =============
Year ended October 31, 2007
   Shares sold .........................................    2,011,683   $ 33,028,361      968,140   $  42,218,982
   Shares issued in reinvestment
      of distributions .................................      635,098     10,250,489      687,607      28,391,274
   Shares redeemed .....................................   (4,750,957)   (78,181,130)  (2,491,023)   (108,791,608)
                                                           ----------   ------------   ----------   -------------
   Net increase (decrease) .............................   (2,104,176)  $(34,902,280)    (835,276)  $ (38,181,352)
                                                           ==========   ============   ==========   =============


                              126 | Annual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                               FRANKLIN LARGE CAP
                                                                   VALUE FUND
                                                           -------------------------
                                                             SHARES        AMOUNT
                                                           ----------   ------------
CLASS B SHARES:
Year ended October 31, 2008
   Shares sold .........................................       47,189   $    635,266
   Shares issued in reinvestment
      of distributions .................................       73,708      1,057,707
   Shares redeemed .....................................     (375,818)    (5,006,153)
                                                           ----------   ------------
   Net increase (decrease) .............................     (254,921)  $ (3,313,180)
                                                           ----------   ------------
Year ended October 31, 2007
   Shares sold .........................................       49,864   $    813,952
   Shares issued in reinvestment
      of distributions .................................       70,473      1,128,274
   Shares redeemed .....................................     (348,441)    (5,689,732)
                                                           ----------   ------------
   Net increase (decrease) .............................     (228,104)  $ (3,747,506)
                                                           ==========   ============
CLASS C SHARES:
Year ended October 31, 2008
   Shares sold .........................................      416,403   $  5,254,975
   Shares issued in reinvestment
      of distributions .................................      200,862      2,880,367
   Shares redeemed .....................................   (1,255,637)   (16,941,663)
                                                           ----------   ------------
   Net increase (decrease) .............................     (638,372)  $ (8,806,321)
                                                           ==========   ============
Year ended October 31, 2007
   Shares sold .........................................      420,592   $  6,842,996
   Shares issued in reinvestment
      of distributions .................................      207,457      3,319,293
   Shares redeemed .....................................   (1,351,589)   (21,920,607)
                                                           ----------   ------------
   Net increase (decrease) .............................     (723,540)  $(11,758,318)
                                                           ==========   ============
CLASS R SHARES:
Year ended October 31, 2008
   Shares sold .........................................      115,218   $  1,531,503
   Shares issued in reinvestment
      of distributions .................................       37,279        534,576
   Shares redeemed .....................................     (258,379)    (3,472,024)
                                                           ----------   ------------
   Net increase (decrease) .............................     (105,882)  $ (1,405,945)
                                                           ==========   ============
Year ended October 31, 2007
   Shares sold .........................................      171,390   $  2,782,632
   Shares issued in reinvestment
      of distributions .................................       30,117        482,472
   Shares redeemed .....................................     (200,935)    (3,275,758)
                                                           ----------   ------------
   Net increase (decrease) .............................          572   $    (10,654)
                                                           ==========   ============


                              Annual Report | 127

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                            FRANKLIN LARGE CAP       FRANKLIN MICROCAP
                                                                VALUE FUND              VALUE FUND
                                                           --------------------   -----------------------
                                                            SHARES     AMOUNT       SHARES       AMOUNT
                                                           -------   ----------   ---------   -----------
ADVISOR CLASS SHARES:
Year ended October 31, 2008
   Shares sold .........................................    94,836   $1,238,371   1,607,030   $52,303,800
   Shares issued in reinvestment
      of distributions .................................    16,740      241,219     157,758     5,288,026
   Shares redeemed .....................................   (46,596)    (611,593)    (62,072)   (1,972,347)
                                                           -------   ----------   ---------   -----------
   Net increase (decrease) .............................    64,980   $  867,997   1,702,716   $55,619,479
                                                           =======   ==========   =========   ===========
Year ended October 31, 2007
   Shares sold .........................................   122,383   $2,051,466     616,159   $27,139,357
   Shares issued in reinvestment
      of distributions .................................    11,958      192,523      23,334       964,134
   Shares redeemed .....................................   (52,708)    (871,709)    (48,420)   (2,089,350)
                                                           -------   ----------   ---------   -----------
   Net increase (decrease) .............................    81,633   $1,372,280     591,073   $26,014,141
                                                           =======   ==========   =========   ===========

                                                                FRANKLIN MIDCAP            FRANKLIN SMALL CAP
                                                                   VALUE FUND                   VALUE FUND
                                                           -------------------------   --------------------------
                                                             SHARES        AMOUNT        SHARES         AMOUNT
                                                           ----------   ------------   ----------   -------------
CLASS A SHARES:
Year ended October 31, 2008
   Shares sold .........................................    1,591,659   $ 16,697,729    6,090,932   $ 237,495,937
   Shares issued in reinvestment
      of distributions .................................      144,284      1,589,960      824,420      32,498,622
   Shares redeemed .....................................   (2,395,450)   (24,331,684)  (6,369,955)   (242,828,437)
                                                           ----------   ------------   ----------   -------------
   Net increase (decrease) .............................     (659,507)  $ (6,043,995)     545,397   $  27,166,122
                                                           ==========   ============   ==========   =============
Year ended October 31, 2007
   Shares sold .........................................    3,183,325   $ 38,241,463    6,238,565   $ 286,883,330
   Shares issued in reinvestment
      of distributions .................................      110,345      1,277,790    1,069,850      47,383,669
   Shares redeemed .....................................     (963,327)   (11,431,670)  (4,357,085)   (200,077,600)
                                                           ----------   ------------   ----------   -------------
   Net increase (decrease) .............................    2,330,343   $ 28,087,583    2,951,330   $ 134,189,399
                                                           ==========   ============   ==========   =============
CLASS B SHARES:
Year ended October 31, 2008
   Shares sold .........................................                                   75,715   $   2,765,568
   Shares issued in reinvestment
      of distributions .................................                                   63,127       2,392,512
   Shares redeemed .....................................                                 (492,933)    (18,216,953)
                                                                                       ----------   -------------
   Net increase (decrease) .............................                                 (354,091)  $ (13,058,873)
                                                                                       ==========   =============
Year ended October 31, 2007
   Shares sold .........................................                                   63,827   $   2,813,658
   Shares issued in reinvestment
      of distributions .................................                                  119,243       5,077,359
   Shares redeemed .....................................                                 (374,095)    (16,518,434)
                                                                                       ----------   -------------
   Net increase (decrease) .............................                                 (191,025)  $  (8,627,417)
                                                                                       ==========   =============


                              128 | Annual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                               FRANKLIN MIDCAP          FRANKLIN SMALL CAP
                                                                  VALUE FUND                VALUE FUND
                                                           ----------------------   -------------------------
                                                            SHARES       AMOUNT       SHARES        AMOUNT
                                                           --------   -----------   ----------   ------------
CLASS C SHARES:
Year ended October 31, 2008
   Shares sold .........................................    339,706   $ 3,447,863    1,137,706   $ 41,271,087
   Shares issued in reinvestment
      of distributions .................................     22,426       246,235      228,018      8,525,589
   Shares redeemed .....................................   (539,151)   (5,088,310)  (1,963,649)   (70,799,586)
                                                           --------   -----------   ----------   ------------
   Net increase (decrease) .............................   (177,019)  $(1,394,212)    (597,925)  $(21,002,910)
                                                           ========   ===========   ==========   ============
Year ended October 31, 2007
   Shares sold .........................................    562,097   $ 6,708,329    1,491,241   $ 64,910,723
   Shares issued in reinvestment
      of distributions .................................     20,476       236,293      368,482     15,502,022
   Shares redeemed .....................................   (137,048)   (1,631,698)  (1,403,086)   (61,083,017)
                                                           --------   -----------   ----------   ------------
   Net increase (decrease) .............................    445,525   $ 5,312,924      456,637   $ 19,329,728
                                                           ========   ===========   ==========   ============
CLASS R SHARES:
Year ended October 31, 2008
   Shares sold .........................................     21,036   $   230,014    2,353,957   $ 89,619,723
   Shares issued in reinvestment
      of distributions .................................        776         8,550      107,596      4,219,897
   Shares redeemed .....................................    (33,422)     (379,441)  (1,093,421)   (41,542,473)
                                                           --------   -----------   ----------   ------------
   Net increase (decrease) .............................    (11,610)  $  (140,877)   1,368,132   $ 52,297,147
                                                           ========   ===========   ==========   ============
Year ended October 31, 2007
   Shares sold .........................................     85,469   $   986,194    1,800,705   $ 82,141,499
   Shares issued in reinvestment
      of distributions .................................      1,220        14,089       88,779      3,915,153
   Shares redeemed .....................................    (40,356)     (476,646)    (730,045)   (33,280,303)
                                                           --------   -----------   ----------   ------------
   Net increase (decrease) .............................     46,333   $   523,637    1,159,439   $ 52,776,349
                                                           ========   ===========   ==========   ============
ADVISOR CLASS SHARES:
Year ended October 31, 2008
   Shares sold .........................................     22,122   $   218,292    1,939,763   $ 71,478,491
   Shares issued in reinvestment
      of distributions .................................      2,612        28,910       53,178      2,153,708
   Shares redeemed .....................................    (15,158)     (155,567)    (793,125)   (30,372,096)
                                                           --------   -----------   ----------   ------------
   Net increase (decrease) .............................      9,576   $    91,635    1,199,816   $ 43,260,103
                                                           ========   ===========   ==========   ============
Year ended October 31, 2007
   Shares sold .........................................     33,091   $   404,122    1,275,685   $ 60,553,398
   Shares issued in reinvestment
      of distributions .................................      2,153        25,000       91,979      4,180,443
   Shares redeemed .....................................     (8,446)     (103,197)  (1,201,364)   (59,425,367)
                                                           --------   -----------   ----------   ------------
   Net increase (decrease) .............................     26,798   $   325,925      166,300   $  5,308,474
                                                           ========   ===========   ==========   ============


                              Annual Report | 129

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ---------------------
Franklin Advisory Services, LLC (Advisory Services)             Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Franklin All Cap Value Fund and Franklin Large Cap Value Fund each pay an investment management fee to Advisory Services based on their respective average daily net assets as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    -----------------------------------------------------
0.550%                 Up to and including $500 million
0.450%                 Over $500 million, up to and including $1 billion
0.400%                 Over $1 billion, up to and including $1.5 billion
0.350%                 Over $1.5 billion, up to and including $6.5 billion
0.325%                 Over $6.5 billion, up to and including $11.5 billion
0.300%                 Over $11.5 billion, up to and including $16.5 billion
0.290%                 Over $16.5 billion, up to and including $19 billion
0.280%                 Over $19 billion, up to and including $21.5 billion
0.270%                 In excess of $21.5 billion

Effective January 1, 2008, the Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    -----------------------------------------------------
0.625%                 Up to and including $100 million
0.500%                 Over $100 million, up to and including $250 million
0.450%                 Over $250 million, up to and including $7.5 billion
0.440%                 Over $7.5 billion, up to and including $10 billion
0.430%                 Over $10 billion, up to and including $  12.5 billion
0.420%                 Over $12.5 billion, up to and including  $15 billion
0.400%                 In excess of $15 billion

Prior to January 1, 2008, the Franklin Balance Sheet Investment Fund paid an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    -----------------------------------------------------
0.625%                 Up to and including $100 million
0.500%                 Over $100 million, up to and including  $250 million
0.450%                 Over $250 million, up to and including  $10 billion
0.440%                 Over $10 billion, up to and including $12.5 billion
0.420%                 Over $12.5 billion, up to and including $15 billion
0.400%                 In excess of $15 billion


                               130 | Annual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

The Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    -----------------------------------------------------
0.750%                 Up to and including $500 million
0.650%                 Over $500 million, up to and including $1 billion
0.600%                 Over $1 billion, up to and including $1.5 billion
0.550%                 Over $1.5 billion, up to and including $6.5 billion
0.525%                 Over $6.5 billion, up to and including $11.5 billion
0.500%                 Over $11.5 billion, up to and including $16.5 billion
0.490%                 Over $16.5 billion, up to and including $19 billion
0.480%                 Over $19 billion, up to and including $21.5 billion
0.470%                 In excess of $21.5 billion

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    -----------------------------------------------------
0.750%                 Up to and including $500 million
0.625%                 Over $500 million, up to and including $1 billion
0.500%                 In excess of $1 billion

B. ADMINISTRATIVE FEES

FT Services provides administrative services to the Funds. Franklin All Cap Value Fund, Franklin Large Cap Value Fund and Franklin MidCap Value Fund each pay an administrative fee to FT Services of 0.20% per year of their respective average daily net assets. Under an agreement with Advisory Services, the administrative fee for Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund and Franklin Small Cap Value Fund is paid by Advisory Services based on each fund's average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                               Annual Report | 131

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                         FRANKLIN       FRANKLIN        FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
                          ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
                        VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
                        ----------   ---------------   ----------   ----------   ----------   ----------
Reimbursement Plans:
   Class A .............     --            0.25%            --         0.25%           --        0.35%
Compensation Plans:
   Class A .............   0.35%             --           0.35%          --          0.35%         --
   Class B .............     --            1.00%          1.00%          --            --        1.00%
   Class C .............   1.00%           1.00%          1.00%          --          1.00%       1.00%
   Class R .............   0.50%           0.50%          0.50%          --          0.50%       0.50%

For the Franklin Large Cap Value Fund, Distributors has agreed to limit the current rate to 0.30% per year for Class A shares through January 31, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                        FRANKLIN       FRANKLIN        FRANKLIN
                                                         ALL CAP     BALANCE SHEET     LARGE CAP
                                                       VALUE FUND   INVESTMENT FUND   VALUE FUND
                                                       ----------   ---------------   ----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ......................   $11,996      $479,884          $50,134
Contingent deferred sales charges retained .........    $ 1,112      $ 38,229          $21,251

                                                        FRANKLIN     FRANKLIN     FRANKLIN
                                                        MICROCAP      MIDCAP      SMALL CAP
                                                       VALUE FUND   VALUE FUND   VALUE FUND
                                                       ----------   ----------   ----------
Sales charges retained net of commissions paid to
  unaffiliated broker/dealers .......................    $12,210      $43,241    $314,491
Contingent deferred sales charges retained .........     $   501      $ 9,107    $ 88,329


                              132 | Annual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the year ended October 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                  FRANKLIN        FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
                                   ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
                                 VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
                                 ----------   ---------------   ----------   ----------   ----------   ----------
Transfer agent fees retained
   by Investor Services ......     $14,914       $3,292,838      $275,073     $302,856     $109,181    $1,755,580

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisory Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through February 28, 2009 for Franklin All Cap Value Fund and Franklin MidCap Value Fund. Total expenses waived or paid are not subject to reimbursement by the funds subsequent to the funds' fiscal year end. After February 28, 2009, FT Services and Advisory Services may discontinue this waiver at any time upon notice to the funds' Board of Trustees.

G. FEDERAL INCOME TAXES PAID

The Franklin MidCap Value Fund incurred federal income taxes, as noted in the Statement of Operations, which FT Services voluntarily agreed to reimburse to the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2008, the capital loss carryforwards were as follows:

 CAPITAL LOSS    FRANKLIN        FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
CARRYFORWARDS     ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
 EXPIRING IN:   VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
-------------   ----------   ---------------   ----------   ----------   ----------   ----------
2015            $   71,121         $--         $       --       $--      $       --    $     --
2016             1,060,297          --          7,064,026        --       2,679,468     141,781
                ----------         ---         ----------       ---      ----------    --------
                $1,131,418         $--         $7,064,026       $--      $2,679,468    $141,781
                ==========         ===         ==========       ===      ==========    ========


                               Annual Report | 133

Franklin Value Investors Trust

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended October 31, 2008 and 2007, was as follows:

                                FRANKLIN ALL CAP      FRANKLIN BALANCE SHEET
                                   VALUE FUND            INVESTMENT FUND
                                ----------------   ---------------------------
                                   2008    2007        2008           2007
                                 -------  -----    ------------   ------------
Distributions paid from:
   Ordinary income ..........    $54,232    $--    $ 49,743,082   $ 63,492,700
   Long term capital gain ...         --     --     386,933,080    312,432,803
                                 -------    ---    ------------   ------------
                                 $54,232    $--    $436,676,162   $375,925,503
                                 =======    ===    ============   ============

                                    FRANKLIN LARGE CAP          FRANKLIN MICROCAP
                                        VALUE FUND                  VALUE FUND
                                -------------------------   -------------------------
                                    2008          2007          2008          2007
                                -----------   -----------   -----------   -----------
Distributions paid from:
   Ordinary income ..........   $ 5,805,692   $ 4,145,978   $ 4,661,874   $ 6,573,370
   Long term capital gain ...    10,223,017    13,064,244    58,075,047    25,572,030
                                -----------   -----------   -----------   -----------
                                $16,028,709   $17,210,222   $62,736,921   $32,145,400
                                ===========   ===========   ===========   ===========

                                     FRANKLIN MIDCAP            FRANKLIN SMALL CAP
                                        VALUE FUND                  VALUE FUND
                                -------------------------   -------------------------
                                    2008          2007          2008          2007
                                -----------   -----------   -----------   -----------
Distributions paid from:
   Ordinary income ..........    $1,084,532    $1,718,030   $10,376,156   $10,841,175
   Long term capital gain ...       889,238            --    45,898,078    73,356,915
                                 ----------    ----------   -----------   -----------
                                 $1,973,770    $1,718,030   $56,274,234   $84,198,090
                                 ==========    ==========   ===========   ===========

At October 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                   FRANKLIN        FRANKLIN        FRANKLIN
                                                   ALL CAP      BALANCE SHEET      LARGE CAP
                                                  VALUE FUND   INVESTMENT FUND    VALUE FUND
                                                 -----------   ---------------   ------------
Cost of investments ..........................   $15,393,001   $2,291,186,946    $144,148,797
Unrealized appreciation ......................   $   124,658   $  551,666,462    $ 18,861,112
Unrealized depreciation ......................    (4,233,790)    (401,331,818)    (38,753,170)
                                                 -----------   --------------    ------------
Net unrealized appreciation (depreciation) ...   $(4,109,132)  $  150,334,644    $(19,892,058)
                                                 ===========   ==============    ============
Undistributed ordinary income ................   $    70,783   $   34,892,480    $  1,407,911
Undistributed long term capital gains ........            --       67,023,494              --
                                                 -----------   --------------    ------------
Distributable earnings .......................   $    70,783   $  101,915,974    $  1,407,911
                                                 ===========   ==============    ============


                               134 | Annual Report

Franklin Value Investors Trust

5. INCOME TAXES (CONTINUED)

                                                   FRANKLIN       FRANKLIN        FRANKLIN
                                                   MICROCAP        MIDCAP         SMALL CAP
                                                  VALUE FUND     VALUE FUND       VALUE FUND
                                                 ------------   ------------   --------------
Cost of investments ..........................   $301,930,301   $ 73,335,883   $1,144,418,414
                                                 ============   ============   ==============
Unrealized appreciation ......................   $ 69,764,438   $  1,345,850   $   91,062,193
Unrealized depreciation ......................    (70,729,569)   (25,792,198)    (291,071,122)
                                                 ------------   ------------   --------------
Net unrealized appreciat ion (depreciation) ..   $   (965,131)  $(24,446,348)  $ (200,008,929)
                                                 ============   ============   ==============
Undistributed ordinary income ................   $  3,900,220   $     63,247   $    6,197,566
Undistributed long term capital gains ........     21,977,531             --               --
                                                 ------------   ------------   --------------
Distributable earnings .......................   $ 25,877,751   $     63,247   $    6,197,566
                                                 ============   ============   ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, offering costs, pass-through entity income, and short term capital gains distributions from Underlying Funds.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, losses realized on in-kind shareholder redemptions, and short term capital gains distributions from Underlying Funds.

The Franklin Balance Sheet Investment Fund and Franklin MicroCap Value Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the year ended October 31, 2008, were as follows:

                FRANKLIN         FRANKLIN          FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                 ALL CAP       BALANCE SHEET      LARGE CAP      MICROCAP       MIDCAP       SMALL CAP
               VALUE FUND   INVESTMENT FUND(a)    VALUE FUND    VALUE FUND    VALUE FUND    VALUE FUND
               ----------   ------------------   -----------   -----------   -----------   -----------
Purchases ..   $9,191,662      $274,987,314      $29,024,903   $39,760,160   $19,199,502   $215,080,111
Sales ......   $2,109,464      $746,400,741      $53,692,625   $49,729,485   $23,819,190   $251,115,872

(a)  Sales of investments excludes an in-kind redemption of $122,194,190.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               Annual Report | 135

Franklin Value Investors Trust

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2008, the Franklin MicroCap Value Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the fund's Board of Trustees as reflecting fair value, as follows:

                                                          ACQUISITION
 SHARES   ISSUER                                              DATE         COST         VALUE
-------   ---------------------------------------------   -----------   ----------   ----------
FRANKLIN MICROCAP VALUE FUND
 94,800   Allen Organ Co., Contingent Distribution ....     9/07/06     $  973,637   $1,016,256
495,000   Black River BancVenture Inc. ................     8/13/07      4,950,000    4,034,993
 94,800   LandCo Real Estate LLC, Liquidating Trust ...     9/07/06        240,792      168,744
                                                                                     ----------
             TOTAL RESTRICTED SECURITIES (1.74% of Net Assets)....................   $5,219,993
                                                                                     ==========

9.   HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund for the year ended October 31, 2008, were as shown below.

                                            NUMBER OF                        NUMBER OF
                                           SHARES HELD                      SHARES HELD    VALUE                      REALIZED
                                          AT BEGINNING   GROSS      GROSS      AT END      AT END        INVESTMENT   CAPITAL
NAME OF ISSUER                              OF YEAR    ADDITIONS REDUCTIONS   OF YEAR     OF YEAR          INCOME    GAIN (LOSS)
--------------                            ------------ --------- ---------- ----------- -------------   ----------- ------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
NON-CONTROLLED AFFILIATES
Dollar Thrifty Automotive Group Inc. ...     1,763,067   100,000  1,863,067          --  $         --     $     --  $(33,414,049)
Furmanite Corp. .......................      2,783,000        --    398,800   2,384,200    19,073,600           --     2,222,674
Furniture Brands International Inc. ....     3,250,000   150,000  1,029,291   2,370,709            --(a)   937,600   (16,203,563)
KGen Power Corp., 144A .................     4,400,000        --         --   4,400,000    57,200,000           --            --
Syms Corp. .............................     1,430,000        --         --   1,430,000    15,015,000           --            --
Tecumseh Products Co., A ...............     1,085,000        --     85,000   1,000,000    18,520,000           --    (2,426,123)
Tecumseh Products Co., B ...............       310,000        --         --     310,000     5,146,000           --            --
Zale Corp. .............................     1,767,600   476,200     11,100   2,232,700    38,089,862           --        72,984
                                                                                         ------------     --------  ------------
   TOTAL AFFILIATED SECURITIES(6.32% of
     Net Assets) ......................                                                  $153,044,462     $937,600  $(49,748,077)
                                                                                         ============     ========  ============

(a)  As of October 31, 2008, no longer an affiliate.


                               136 | Annual Report

Franklin Value Investors Trust

 9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

                                           NUMBER OF                        NUMBER OF
                                          SHARES HELD                      SHARES HELD    VALUE                      REALIZED
                                         AT BEGINNING   GROSS      GROSS      AT END      AT END        INVESTMENT   CAPITAL
NAME OF ISSUER                             OF YEAR    ADDITIONS REDUCTIONS   OF YEAR     OF YEAR          INCOME    GAIN (LOSS)
--------------                           ------------ --------- ---------- ----------- -------------   ----------- ------------
    FRANKLIN MICROCAP VALUE FUND
    NON-CONTROLLED AFFILIATES
    ACMAT Corp., A ......................     392,800        --        --     392,800  $ 7,172,528       $     --  $        --
    American Pacific Corp. ..............     676,300        --        --     676,300    7,811,265             --           --
    Black River BancVenture Inc. ........     495,000        --        --     495,000    4,034,993             --           --
    Cobra Electronics Corp. .............     376,300   163,700        --     540,000      869,400         67,200           --
    Continental Materials Corp. .........     109,000       567        --     109,567    1,985,902             --           --
    Delta Apparel Inc. ..................     680,000    76,600        --     756,600    4,615,260             --           --
    Duckwall-ALCO Stores Inc. ...........     227,500    10,500        --     238,000    2,994,516             --           --
    Espey Manufacturing & Electronics
      Corp. .............................     156,000        --     2,701     153,299    3,019,990        358,192       39,843
    GTSI Corp. ..........................     488,140    41,860        --     530,000    3,079,300             --           --
    Hardinge Inc ........................     652,500   242,637        --     895,137    6,239,105        149,875           --
    International Shipholding Corp. .....     474,800        --    74,800     400,000    9,836,000             --    1,194,355
    Nashua Corp. ........................     357,930        --        --     357,930    2,448,241             --           --
    Omega Protein Corp. .................   1,000,000        --   130,000     870,000           --(a)          --      958,017
    Origen Financial Inc. ...............          -- 2,365,000        --   2,365,000    2,435,950         19,550           --
    Proliance International Inc. ........     823,800        --   823,800          --           --             --   (3,900,417)
    Rockford Corp. ......................     575,000        --        --     575,000      563,500             --           --
    S&K Famous Brands Inc. ..............     255,500        --        --     255,500      319,375             --           --
    Tandy Brands Accessories Inc. .......     540,000        --        --     540,000    1,301,400         86,400           --
                                                                                       -----------       --------  -----------
       TOTAL AFFILIATED SECURITIES
          19.61% of Net Assets) .........                                              $58,726,725       $681,217  $(1,708,202)
                                                                                       ===========       ========  ===========
(a) As of October 31, 2008, no longer
       an affiliate.
    FRANKLIN SMALL CAP VALUE FUND
    NON-CONTROLLED AFFILIATES
    Hooker Furniture Corp. ..............     615,000        --     32,100    582,900  $ 5,310,219       $236,370  $   (91,494)
                                                                                       -----------       --------  -----------
       TOTAL NON-CONTROLLED AFFILIATED
          SECURITIES (0.58% of Net
          Assets) .......................                                              $ 5,310,219       $236,370  $   (91,494)
                                                                                       ===========       ========  ===========

10.  REDEMPTION IN-KIND

During the year ended October 31, 2008, the Franklin Balance Sheet Investment Fund realized $108,873,568 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11.  NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Funds believe the adoption of SFAS 157 will not have a material impact on their financial statements.


                               Annual Report | 137

Franklin Value Investors Trust

11.  NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                              138 | Annual Report

Franklin Value Investors Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN VALUE INVESTORS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, Franklin MidCap Value Fund and Franklin Small Cap Value Fund (separate portfolios of Franklin Value Investors Trust hereafter referred to as the "Funds") at October 31, 2008, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2008


                              Annual Report | 139

Franklin Value Investors Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2008:

 FRANKLIN        FRANKLIN        FRANKLIN      FRANKLIN     FRANKLIN      FRANKLIN
  ALL CAP     BALANCE SHEET      LARGE CAP     MICROCAP      MIDCAP      SMALL CAP
VALUE FUND   INVESTMENT FUND    VALUE FUND    VALUE FUND   VALUE FUND    VALUE FUND
----------   ---------------   -----------   -----------   ----------   -----------
$--            $404,127,677    $10,223,014   $60,995,633    $971,379    $45,898,078

Under Section 871(k)(2)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2008:

 FRANKLIN        FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
  ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP     SMALL CAP
VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
----------   ---------------   ----------   ----------   ----------   ----------
$--            $4,673,767      $3,094,921    $273,206     $320,301    $2,440,390

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2008.

 FRANKLIN        FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
  ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
----------   ---------------   ----------   ----------   ----------   ----------
100%               100%           82.48%      91.16%       90.51%        100%

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2008.

 FRANKLIN        FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN      FRANKLIN
  ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND    VALUE FUND
----------   ---------------   ----------   ----------   ----------   -----------
$181,743       $53,912,689     $4,882,163   $4,524,737   $1,080,990   $17,461,751

In January 2009, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2008.

 FRANKLIN        FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
  ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP     SMALL CAP
VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
----------   ---------------   ----------   ----------   ----------   ----------
$--             $5,975,131         $--          $--          $--          $--


                               140 | Annual Report

Franklin Value Investors Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   -------------------------------
FRANK T. CROHN (1924)            Trustee           Since 1989           7                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Eastport Lobster & Fish Company; and FORMERLY, Director, Unity Mutual
Life Insurance Company (until 2006); Chief Executive Officer and Chairman,
Financial Benefit Life Insurance Company (insurance and annuities) (until 1996);
Chief Executive Officer, National Benefit Life Insurance Co. (insurance)
(1963-1982); and Director, AmVestors Financial Corporation (until 1997).

BURTON J. GREENWALD (1929)       Lead              Trustee since        14                        Franklin Templeton Emerging
One Franklin Parkway             Independent       2001 and                                       Markets Debt Opportunities Fund
San Mateo, CA 94403-1906         Trustee           Lead Independent                               PLC and Fiduciary International
                                                   Trustee since                                  Ireland Limited.
                                                   January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman, Fiduciary Trust
International Funds; Executive Vice President, L.F Rothschild Fund Management,
Inc.; President and Director, Merit Mutual Funds; President, Underwriting
Division and Director, National Securities & Research Corporation; Governor,
Investment Company Institute and Chairman, ICI Public Information Committee.

CHARLES RUBENS II (1930)         Trustee           Since 1989           14                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.

ROBERT E. WADE (1946)            Trustee           Since 2004           37                        El Oro and Exploration Co.,
One Franklin Parkway                                                                              p.l.c. (investments).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former practicing attorney.

GREGORY H. WILLIAMS (1943)       Trustee           Since July 2008      7                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, The City College of New York (since 2001); member of the boards of directors of various non-profit organizations affiliated with The City
University of New York and The City College of New York; and FORMERLY, Dean of
The Ohio State University College of Law (1993-2001) and Associate Vice
President for Academic Affairs and Professor of Law, University of Iowa
(1977-1993).


                               Annual Report | 141

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   -------------------------------
**WILLIAM J. LIPPMAN (1925)      Trustee,          Trustee and          7                         None
One Parker Plaza, 9th Floor      President and     President since
Fort Lee, NJ 07024               Chief             1989 and Chief
                                 Executive         Executive Officer
                                 Officer -         - Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of four of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President
                                 Vice President    - AML Compliance
                                 - AML             since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Chief Financial   Since                Not Applicable            Not Applicable
One Franklin Parkway             Officer and       February 2008
San Mateo, CA 94403-1906         Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)          Vice President    Since                Not Applicable            Not Applicable
500 East Broward Blvd.                             February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.

DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.


                               142 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   -------------------------------
STEVEN J. GRAY (1955)            Secretary         Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Secretary,
Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC and Franklin
Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1989           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.

GREGORY R. SEWARD (1956)         Treasurer         Since 2007           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President, JPMorgan Chase (2000-2004) and American General Financial Group
(1991-2000).

KAREN L. SKIDMORE (1952)         Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of
30 of the investment companies in Franklin Templeton Investments.

CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).


                               Annual Report | 143

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   -------------------------------
GALEN G. VETTER (1951)           Senior Vice       Since                Not Applicable            Not Applicable
500 East Broward Blvd.           President and     February 2008
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director,
RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK T. CROHN AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. CROHN, WHO CURRENTLY IS A DIRECTOR OF VARIOUS COMPANIES AND CHAIRS THE FUND'S AUDIT COMMITTEE, QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS BUSINESS BACKGROUND AND EXPERIENCE, WHICH INCLUDES SERVICE AS CHIEF EXECUTIVE OFFICER OF NATIONAL BENEFIT LIFE INSURANCE COMPANY (1963-1982), CHIEF EXECUTIVE OFFICER OF FINANCIAL BENEFIT LIFE INSURANCE COMPANY (1982-1996), AND SERVICE AS A DIRECTOR OF AMVESTORS FINANCIAL CORPORATION UNTIL 1997. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. CROHN HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. CROHN IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               144 | Annual Report

Franklin Value Investors Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 145

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08

                                                   Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER

Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER  SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT A2008 12/08




      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $121,386 for the fiscal year ended October 31, 2008 and $57,790 for the fiscal year ended October 31, 2007.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended October 31, 2008 and $46,000 for the fiscal year ended October 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $561 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $283,516 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $288,077 for the fiscal year ended October 31, 2008 and $46,000 for the fiscal year ended October 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /s/Jennifer J. Bolt
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  December 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jennifer J. Bolt
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  December 26, 2008


By /s/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  December 26, 2008